UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05162
Delaware VIP® Trust
(Exact name of registrant as specified in charter)

610 Market Street
Philadelphia, PA 19106
Registrant's telephone number, including area code:
(800) 523-1918
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Nomura VIP Emerging Markets Series
(formerly, Macquarie VIP Emerging Markets Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Emerging Markets Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$165	1.17%
Management's discussion of Series performance
Performance highlights
Nomura VIP Emerging Markets Series (Standard Class) returned 81.26% for the 12 months ended December 31, 2025. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Series' broad-based securities market index (benchmark), returned 33.57% and 34.36%, respectively.
Top contributors to performance:
The information technology sector outperformed relative to the Series' benchmark over the 12-month reporting period, supported by demand for memory and leading-edge semiconductors used in artificial intelligence and computing servers. Key contributors to performance included SK Hynix Inc. and Samsung Electronics Co. Ltd.
Shares of SK Square Co. Ltd., a South Korean industrials company, also contributed to performance. The company’s net asset value (NAV) increased due to the rising value of its investment in SK Hynix Inc. and investor optimism toward President Jae-Myung Lee’s efforts to improve corporate governance, which has historically weighed on holding companies' valuations.
Top detractors from performance:
An underweight to the materials sector relative to the Series’ benchmark was the main detractor from performance due to strong performance of precious metal miners, which the Series did not own.
At a country level, an underweight to South Africa was the biggest drag on relative performance.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Emerging Markets Series (Standard Class)	81.26%	8.81%	12.17%
MSCI Emerging Markets Index (net)	33.57%	4.20%	8.42%
MSCI Emerging Markets Index (gross)	34.36%	4.67%	8.86%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Performance for the current period and prior year reflects notable contributions from a select number of portfolio holdings that may operate in similar or related end markets where favorable industry dynamics have recently contributed to outperformance. In addition, SK Square Co., Ltd. invests most of its assets in SK Hynix Inc., meaning that these two holdings are likely to perform similarly. Investors should note that these market conditions may not persist, and a decline in the value of any significant holding could have a material adverse effect on the Series' net asset value and performance. Accordingly, past performance is not indicative of future results.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$822,526,686
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,487,171
Portfolio turnover rate	3%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Country allocation
South Korea	49.57%
Taiwan	16.94%
China	11.75%
India	10.27%
Mexico	3.56%
Brazil	3.18%
Türkiye	1.72%
Argentina	1.05%
Indonesia	0.93%
Peru	0.90%

Sector allocation*
Information Technology	45.25%
Industrials	21.19%
Financials	8.17%
Energy	7.07%
Communication Services	6.67%
Consumer Discretionary	6.25%
Consumer Staples	2.36%
Materials	1.80%
Healthcare	0.70%
Utilities	0.58%
Real Estate	0.47%

Top 10 equity holdings
SK Square**	18.82%
SK Hynix**	16.21%
Taiwan Semiconductor Manufacturing	14.84%
Samsung Electronics	6.84%
Reliance Industries GDR	3.58%
Reliance Industries	3.10%
Tencent Holdings	2.62%
MediaTek	2.09%
HDFC Bank	1.78%
Alibaba Group Holding ADR	1.78%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Because SK Square invests most of its assets in SK Hynix, these two holdings are likely to perform similarly.

Material Series changes
Effective May 1, 2025, the Series introduced a revised fee waiver for Standard Class shares of 1.16% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Series was renamed Nomura VIP Emerging Markets Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493878-0226
Nomura VIP Emerging Markets Series
(formerly, Macquarie VIP Emerging Markets Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Emerging Markets Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$206	1.47%
Management's discussion of Series performance
Performance highlights
Nomura VIP Emerging Markets Series (Service Class) returned 80.77% for the 12 months ended December 31, 2025. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Series' broad-based securities market index (benchmark), returned 33.57% and 34.36%, respectively.
Top contributors to performance:
The information technology sector outperformed relative to the Series' benchmark over the 12-month reporting period, supported by demand for memory and leading-edge semiconductors used in artificial intelligence and computing servers. Key contributors to performance included SK Hynix Inc. and Samsung Electronics Co. Ltd.
Shares of SK Square Co. Ltd., a South Korean industrials company, also contributed to performance. The company’s net asset value (NAV) increased due to the rising value of its investment in SK Hynix Inc. and investor optimism toward President Jae-Myung Lee’s efforts to improve corporate governance, which has historically weighed on holding companies' valuations.
Top detractors from performance:
An underweight to the materials sector relative to the Series’ benchmark was the main detractor from performance due to strong performance of precious metal miners, which the Series did not own.
At a country level, an underweight to South Africa was the biggest drag on relative performance.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Emerging Markets Series (Service Class)	80.77%	8.48%	11.85%
MSCI Emerging Markets Index (net)	33.57%	4.20%	8.42%
MSCI Emerging Markets Index (gross)	34.36%	4.67%	8.86%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Performance for the current period and prior year reflects notable contributions from a select number of portfolio holdings that may operate in similar or related end markets where favorable industry dynamics have recently contributed to outperformance. In addition, SK Square Co., Ltd. invests most of its assets in SK Hynix Inc., meaning that these two holdings are likely to perform similarly. Investors should note that these market conditions may not persist, and a decline in the value of any significant holding could have a material adverse effect on the Series' net asset value and performance. Accordingly, past performance is not indicative of future results.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$822,526,686
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,487,171
Portfolio turnover rate	3%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Country allocation
South Korea	49.57%
Taiwan	16.94%
China	11.75%
India	10.27%
Mexico	3.56%
Brazil	3.18%
Türkiye	1.72%
Argentina	1.05%
Indonesia	0.93%
Peru	0.90%

Sector allocation*
Information Technology	45.25%
Industrials	21.19%
Financials	8.17%
Energy	7.07%
Communication Services	6.67%
Consumer Discretionary	6.25%
Consumer Staples	2.36%
Materials	1.80%
Healthcare	0.70%
Utilities	0.58%
Real Estate	0.47%

Top 10 equity holdings
SK Square**	18.82%
SK Hynix**	16.21%
Taiwan Semiconductor Manufacturing	14.84%
Samsung Electronics	6.84%
Reliance Industries GDR	3.58%
Reliance Industries	3.10%
Tencent Holdings	2.62%
MediaTek	2.09%
HDFC Bank	1.78%
Alibaba Group Holding ADR	1.78%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Because SK Square invests most of its assets in SK Hynix, these two holdings are likely to perform similarly.

Material Series changes
Effective May 1, 2025, the Series introduced a revised fee waiver for Service Class shares of 1.16% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Series was renamed Nomura VIP Emerging Markets Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493886-0226

Nomura VIP Fund for Income Series
(formerly, Macquarie VIP Fund for Income Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Fund for Income Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$77	0.74%
Management's discussion of Series performance
Performance highlights
Nomura VIP Fund for Income Series (Standard Class) returned 9.15% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the ICE BofA US High Yield Constrained Index, the Series' narrowly based securities market index, returned 8.50%.
Top contributors to performance:
Security selection within the media sector
An overweight and security selection within the banking sector
An overweight and security selection within the capital goods sector
Top detractors from performance:
An underweight and security selection within the real estate sector
An underweight to the consumer goods sector
An underweight to the services sector

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Fund for Income Series (Standard Class)	9.15%	4.20%	5.63%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
ICE BofA US High Yield Constrained Index	8.50%	4.50%	6.44%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$71,833,323
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$361,086
Portfolio turnover rate	45%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Basic Industry	11.01%
Healthcare	10.74%
Energy	9.54%
Capital Goods	8.97%
Media	8.79%
Financial Services	6.31%
Technology & Electronics	5.01%
Leisure	4.37%
Services	4.18%
Telecommunications	3.99%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Fund for Income Series
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493522-0226

Nomura VIP Fund for Income Series
(formerly, Macquarie VIP Fund for Income Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Fund for Income Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$109	1.04%
Management's discussion of Series performance
Performance highlights
Nomura VIP Fund for Income Series (Service Class) returned 8.80% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the ICE BofA US High Yield Constrained Index, the Series' narrowly based securities market index, returned 8.50%.
Top contributors to performance:
Security selection within the media sector
An overweight and security selection within the banking sector
An overweight and security selection within the capital goods sector
Top detractors from performance:
An underweight and security selection within the real estate sector
An underweight to the consumer goods sector
An underweight to the services sector

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2022 (Service Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	Since inception (3/31/22)
Nomura VIP Fund for Income Series (Service Class)	8.80%	5.24%
Bloomberg US Aggregate Index	7.30%	1.57%
ICE BofA US High Yield Constrained Index	8.50%	5.86%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$71,833,323
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$361,086
Portfolio turnover rate	45%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Basic Industry	11.01%
Healthcare	10.74%
Energy	9.54%
Capital Goods	8.97%
Media	8.79%
Financial Services	6.31%
Technology & Electronics	5.01%
Leisure	4.37%
Services	4.18%
Telecommunications	3.99%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Fund for Income Series
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493365-0226

Nomura VIP Growth and Income Series
(formerly, Macquarie VIP Growth and Income Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Growth and Income Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$78	0.68%
Management's discussion of Series performance
Performance highlights
Nomura VIP Growth and Income Series (Standard Class) returned 29.23% for the 12 months ended December 31, 2025. During the same period, the Russell 1000® Index, the Series' broad-based securities market index, returned 17.37%, while the Russell 1000® Value Index, the Series' narrowly based securities market index (benchmark), returned 15.91%.
Top contributors to performance:
At a stock level, overweight positions relative to the benchmark in Micron Technology Inc., CVS Health Corp., and Citigroup Inc., which outperformed
At a sector level, overweight allocations to information technology, financials, and healthcare, which outperformed
Top detractors from performance:
At a stock level, overweight positions relative to the benchmark in Comcast Corp. and Bristol-Myers Squibb Co., which underperformed, and an underweight position in JPMorgan Chase & Co., which outperformed
At a sector level, underweight allocations to industrials and utilities, which outperformed, and an overweight allocation to communication services, which underperformed
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Growth and Income Series (Standard Class)	29.23%	16.22%	11.96%
Russell 1000 Index	17.37%	13.59%	14.59%
Russell 1000 Value Index	15.91%	11.33%	10.53%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$905,740,656
Total number of portfolio holdings*	51
Total advisory fees paid (during reporting period)	$5,146,448
Portfolio turnover rate	42%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Financials	27.16%
Healthcare	17.59%
Communication Services	13.40%
Information Technology	12.78%
Industrials	7.84%
Consumer Discretionary	6.56%
Energy	6.49%
Consumer Staples	5.25%
Materials	2.49%

Top 10 equity holdings
Micron Technology	4.83%
Exxon Mobil	4.80%
Cisco Systems	4.30%
Citigroup	4.17%
Gilead Sciences	3.76%
CVS Health	3.48%
Philip Morris International	3.47%
McKesson	3.42%
Bristol-Myers Squibb	3.40%
Alphabet Class A	3.20%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective May 1, 2025, the Series introduced a revised fee waiver for Standard Class shares of 0.70% (excluding certain items).
Effective December 1, 2025, the Series was renamed Nomura VIP Growth and Income Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Series as an unaffiliated sub-advisor.
During the fiscal year, the Series updated its principal investment risks to add redemption risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493472-0226

Nomura VIP Growth Equity Series
(formerly, Macquarie VIP Growth Equity Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Growth Equity Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$82	0.79%
Management's discussion of Series performance
Performance highlights
Nomura VIP Growth Equity Series (Standard Class) returned 8.72% for the 12 months ended December 31, 2025. During the same period, the Russell 1000® Index, the Series' broad-based securities market index, returned 17.37%, while the Russell 1000® Growth Index, the Series' narrowly based securities market index, returned 18.56%.
Top contributors to performance:
The largest relative contributors to performance were stock selection within the consumer staples sector and an underweight allocation to the consumer discretionary sector.
Contributing the most from a stock standpoint were leading global semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd., an underweight to Apple Inc., and VeriSign Inc., a leader in internet infrastructure and domain name registry services.
Top detractors from performance:
The largest relative detractors were stock selection within the healthcare, industrials, and information technology sectors. An overweight to financials and an underweight to communication services also detracted from performance.
US health insurer UnitedHealth Group Inc., leading customer relationship management (CRM) provider Salesforce Inc., and data-center real estate investment trust (REIT) Equinix Inc. detracted the most at a stock level.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Growth Equity Series (Standard Class)	8.72%	13.67%	15.05%
Russell 1000 Index	17.37%	13.59%	14.59%
Russell 1000 Growth Index	18.56%	15.32%	18.13%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$120,656,020
Total number of portfolio holdings*	36
Total advisory fees paid (during reporting period)	$768,615
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Information Technology	49.38%
Financials	14.52%
Healthcare	9.64%
Consumer Discretionary	7.75%
Communication Services	7.65%
Industrials	6.86%
Materials	1.70%
Real Estate	1.24%
Consumer Staples	0.91%

Top 10 equity holdings
NVIDIA	14.09%
Microsoft	12.70%
Apple	7.78%
Alphabet Class A	5.73%
Amazon.com	5.28%
Visa Class A	4.84%
Mastercard Class A	3.16%
Intercontinental Exchange	3.10%
Intuit	3.09%
Danaher	2.96%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Growth Equity Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493514-0226

Nomura VIP Investment Grade Series
(formerly, Macquarie VIP Investment Grade Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Investment Grade Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$65	0.63%
Management's discussion of Series performance
Performance highlights
Nomura VIP Investment Grade Series (Standard Class) returned 6.75% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the Bloomberg US Corporate Bond Index, the Series' narrowly based securities market index (benchmark), returned 7.77%.
Top contributors to performance:
An overweight allocation compared with the benchmark to lower-quality corporate debt, such as BBB-rated (investment grade) and BB-rated (high yield) bonds, which outperformed higher-quality investments over the fiscal year due to the rebound in risk sentiment after the mid-year Liberation Day selloff
Investments in communications and non-cyclicals
Top detractors from performance:
Long-duration investments, which lagged as long-end Treasury rates climbed over the fiscal year
Investments in energy and insurance

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Investment Grade Series (Standard Class)	6.75%	-0.56%	2.78%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
Bloomberg US Corporate Bond Index	7.77%	-0.09%	3.27%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$30,657,694
Total number of portfolio holdings*	215
Total advisory fees paid (during reporting period)	$47,843
Portfolio turnover rate	189%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Banking	21.45%
Consumer Non-Cyclical	10.47%
Communications	9.46%
Electric	9.17%
Technology	7.59%
Energy	6.17%
Consumer Cyclical	6.15%
Insurance	5.88%
Brokerage	4.78%
Finance Companies	4.77%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Investment Grade Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
During the fiscal year, the Series updated its principal investment risks to remove exchange-traded fund risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493399-0226

Nomura VIP Investment Grade Series
(formerly, Macquarie VIP Investment Grade Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Investment Grade Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$96	0.93%
Management's discussion of Series performance
Performance highlights
Nomura VIP Investment Grade Series (Service Class) returned 6.43% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.31%, while the Bloomberg US Corporate Bond Index, the Series' narrowly based securities market index (benchmark), returned 7.77%.
Top contributors to performance:
An overweight allocation compared with the benchmark to lower-quality corporate debt, such as BBB-rated (investment grade) and BB-rated (high yield) bonds, which outperformed higher-quality investments over the fiscal year due to the rebound in risk sentiment after the mid-year Liberation Day selloff
Investments in communications and non-cyclicals
Top detractors from performance:
Long-duration investments, which lagged as long-end Treasury rates climbed over the fiscal year
Investments in energy and insurance

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period October 31, 2019 (Service Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (10/31/19)
Nomura VIP Investment Grade Series (Service Class)	6.43%	-0.86%	1.14%
Bloomberg US Aggregate Index	7.31%	-0.36%	0.86%
Bloomberg US Corporate Bond Index	7.77%	-0.09%	1.56%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$30,657,694
Total number of portfolio holdings*	215
Total advisory fees paid (during reporting period)	$47,843
Portfolio turnover rate	189%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Banking	21.45%
Consumer Non-Cyclical	10.47%
Communications	9.46%
Electric	9.17%
Technology	7.59%
Energy	6.17%
Consumer Cyclical	6.15%
Insurance	5.88%
Brokerage	4.78%
Finance Companies	4.77%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Investment Grade Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
During the fiscal year, the Series updated its principal investment risks to remove exchange-traded fund risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493381-0226

Nomura VIP Limited Duration Bond Series
(formerly, Macquarie VIP Limited Duration Bond Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Limited Duration Bond Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$54	0.53%
Management's discussion of Series performance
Performance highlights
Nomura VIP Limited Duration Bond Series (Standard Class) returned 5.07% for the 12 months ended December 31, 2025. During the same period, the Bloomberg US Aggregate Index, the Series' broad-based securities market index, returned 7.30%, while the Bloomberg 1-3 Year US Government/Credit Index, the Series' narrowly based securities market index (benchmark), returned 5.35%.
Top contributors to performance:
Allocations to the structured finance sector, especially residential mortgage-backed securities (RMBS), asset-backed securities (ABS), and collateralized loan obligations (CLO), contributed to the Series’ performance as a resilient economy, bolstered by continued artificial intelligence capital expenditures and US Federal Reserve (Fed) easing, provided a tailwind for risk markets.
Allocations to both high yield and investment grade corporate bonds contributed to the Series’ performance.
The Series’ duration and yield curve positioning over the period also contributed to performance.
Top detractors from performance:
An underweight allocation to the government-related sector relative to the Series’ benchmark detracted from performance.
Security selection within investment grade corporate bonds was a detractor.
Positioning in Treasury Inflation-Protected Securities, or TIPS, initiated as a hedge against a possible reawakening of inflation due to tariffs and/or potential missteps by the Fed, detracted from performance.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Limited Duration Bond Series (Standard Class)	5.07%	1.87%	1.89%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
Bloomberg 1-3 Year US Government/Credit Index	5.35%	1.97%	2.09%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$15,691,385
Total number of portfolio holdings*	150
Total advisory fees paid (during reporting period)	$0
Portfolio turnover rate	247%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
US Treasury Obligations	46.72%
Corporate Bonds	26.49%
Non-Agency Asset-Backed Securities	14.05%
Agency Mortgage-Backed Securities	7.05%
Non-Agency Collateralized Mortgage Obligations	1.82%
Collateralized Loan Obligations	1.60%
Agency Collateralized Mortgage Obligations	0.76%
Government Agency Obligation	0.03%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Limited Duration Bond Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Series.
During the fiscal year, the Series updated its principal investment risks to add portfolio turnover risk as a new principal investment risk.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493456-0226

Nomura VIP Opportunity Series
(formerly, Macquarie VIP Opportunity Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Opportunity Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$87	0.83%
Management's discussion of Series performance
Performance highlights
Nomura VIP Opportunity Series (Standard Class) returned 8.81% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell 2500™Index, the Series' narrowly based securities market index (benchmark), returned 11.91%.
Top contributors to performance:
Stock selection was strongest within the healthcare sector. Insmed Inc., a commercial stage biotechnology company focused on rare pulmonary diseases, was a standout performer. Exact Sciences Corp. and Ligand Pharmaceuticals Inc. were also leading contributors.
Holdings in the consumer staples sector outperformed relative to the benchmark. Convenience store and gas station operator Casey’s General Stores Inc. contributed the most.
Holdings in the media sector outperformed over the period, led by IMAX Corp.
Top detractors from performance:
The Fund’s underperformance compared with the benchmark was largely due to lack of exposure to lower-quality stocks, which led the market rally starting in April 2025.
The capital goods sector detracted the most from performance. KBR Inc. was the largest detractor within the sector.
Holdings in the finance sector underperformed, and a lack of exposure to Robinhood Markets Inc. detracted the most.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Opportunity Series (Standard Class)	8.81%	9.04%	9.25%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2500 Index	11.91%	7.26%	10.40%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$76,282,026
Total number of portfolio holdings*	117
Total advisory fees paid (during reporting period)	$481,077
Portfolio turnover rate	14%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Industrials	23.00%
Financials	16.50%
Healthcare	14.05%
Information Technology	13.87%
Consumer Discretionary	9.03%
Real Estate	6.48%
Energy	4.01%
Materials	3.34%
Consumer Staples	3.27%
Communication Services	2.74%
Utilities	2.06%

Top 10 equity holdings
Coherent	2.29%
East West Bancorp	2.24%
Semtech	1.95%
Webster Financial	1.85%
Axis Capital Holdings	1.81%
Casey's General Stores	1.77%
Insmed	1.66%
Guidewire Software	1.50%
Stifel Financial	1.41%
MACOM Technology Solutions Holdings	1.38%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Opportunity Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
During the fiscal year, the Series updated its principal investment risks to replace real estate risk with industry and sector risk, and to add interest rate risk, liquidity risk and government and regulatory risk as new principal investment risks.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493464-0226

Nomura VIP Small Cap Value Series
(formerly, Macquarie VIP Small Cap Value Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Small Cap Value Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$77	0.74%
Management's discussion of Series performance
Performance highlights
Nomura VIP Small Cap Value Series (Standard Class) returned 8.16% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell 2000® Value Index, the Series' narrowly based securities market index (benchmark), returned 12.59%.
Top contributors to performance:
Holdings in the industrials sector outperformed the Series' benchmark, specifically positions in the construction and engineering industry.
Strong stock selection, in addition to an underweight allocation to companies in the real estate investment trust (REIT) sector, contributed to the Series' performance.
Holdings in the financial services sector outperformed versus the benchmark. Within the sector, stocks owned in the banks and consumer finance industries were the largest contributors.
Top detractors from performance:
Stock selection in the materials sector was weak as the Series' holdings in the metals and mining industry underperformed versus the benchmark.
The Series' investments in the healthcare equipment and supplies and pharmaceuticals industries underperformed the stronger returns of biotechnology companies in the benchmark, which the Series does not hold.
Holdings in the consumer discretionary sector underperformed over the period. The Series' positions in the textiles, apparel, and luxury goods industry detracted from performance.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Small Cap Value Series (Standard Class)	8.16%	9.26%	9.15%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Value Index	12.59%	8.88%	9.27%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$1,697,907,579
Total number of portfolio holdings*	105
Total advisory fees paid (during reporting period)	$11,597,423
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Financials	31.17%
Industrials	19.77%
Consumer Discretionary	9.24%
Real Estate	9.24%
Information Technology	7.72%
Energy	6.11%
Materials	5.84%
Utilities	5.50%
Healthcare	2.44%
Consumer Staples	1.14%

Top 10 equity holdings
Axis Capital Holdings	1.89%
MasTec	1.82%
Webster Financial	1.80%
Valley National Bancorp	1.77%
Hancock Whitney	1.76%
TTM Technologies	1.73%
Stifel Financial	1.73%
FNB	1.73%
Old National Bancorp	1.67%
First Financial Bancorp	1.63%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Small Cap Value Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493670-0226

Nomura VIP Small Cap Value Series
(formerly, Macquarie VIP Small Cap Value Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Small Cap Value Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$108	1.04%
Management's discussion of Series performance
Performance highlights
Nomura VIP Small Cap Value Series (Service Class) returned 7.83% for the 12 months ended December 31, 2025. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 17.15%, while the Russell 2000® Value Index, the Series' narrowly based securities market index (benchmark), returned 12.59%.
Top contributors to performance:
Holdings in the industrials sector outperformed the Series' benchmark, specifically positions in the construction and engineering industry.
Strong stock selection, in addition to an underweight allocation to companies in the real estate investment trust (REIT) sector, contributed to the Series' performance.
Holdings in the financial services sector outperformed versus the benchmark. Within the sector, stocks owned in the banks and consumer finance industries were the largest contributors.
Top detractors from performance:
Stock selection in the materials sector was weak as the Series' holdings in the metals and mining industry underperformed versus the benchmark.
The Series' investments in the healthcare equipment and supplies and pharmaceuticals industries underperformed the stronger returns of biotechnology companies in the benchmark, which the Series does not hold.
Holdings in the consumer discretionary sector underperformed over the period. The Series' positions in the textiles, apparel, and luxury goods industry detracted from performance.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Small Cap Value Series (Service Class)	7.83%	8.93%	8.84%
Russell 3000 Index	17.15%	13.15%	14.29%
Russell 2000 Value Index	12.59%	8.88%	9.27%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$1,697,907,579
Total number of portfolio holdings*	105
Total advisory fees paid (during reporting period)	$11,597,423
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation*
Financials	31.17%
Industrials	19.77%
Consumer Discretionary	9.24%
Real Estate	9.24%
Information Technology	7.72%
Energy	6.11%
Materials	5.84%
Utilities	5.50%
Healthcare	2.44%
Consumer Staples	1.14%

Top 10 equity holdings
Axis Capital Holdings	1.89%
MasTec	1.82%
Webster Financial	1.80%
Valley National Bancorp	1.77%
Hancock Whitney	1.76%
TTM Technologies	1.73%
Stifel Financial	1.73%
FNB	1.73%
Old National Bancorp	1.67%
First Financial Bancorp	1.63%
* Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Small Cap Value Series.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493688-0226

Nomura VIP Total Return Series
(formerly, Macquarie VIP Total Return Series)
Standard Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Total Return Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$88	0.83%
Management's discussion of Series performance
Performance highlights
Nomura VIP Total Return Series (Standard Class) returned 12.97% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 13.70%.
Top contributors to performance:
The Series’ equities and credit-sensitive fixed income securities generally rallied over the fiscal year against a backdrop of moderating inflation and continued rate cuts by the US Federal Reserve and other central banks globally.
US equities generally drove performance relative to fixed income, as continued artificial intelligence momentum helped propel risk assets forward.
Relative to the Series' narrowly based securities market index (benchmark), selection and allocation effects from US quality and income equities contributed to performance.
Relative to the Bloomberg US Aggregate Index, selection and allocation effects from high yield corporate bonds contributed to performance.
Top detractors from performance:
Security selection within large-cap value equities underperformed the benchmark.
Security selection effects detracted from international equity performance.
Relative to the Bloomberg US Aggregate index, the Series’ allocation to US government bonds underperformed.
Allocation effects had an overall negative impact on the performance of the Series relative to the benchmark.
*The blended benchmark is computed using a combination of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2015, through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	10 year
Nomura VIP Total Return Series (Standard Class)	12.97%	7.97%	6.83%
S&P 500 Index	17.88%	14.42%	14.82%
Bloomberg US Aggregate Index	7.30%	-0.36%	2.01%
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	13.70%	8.47%	9.78%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$36,774,889
Total number of portfolio holdings*	309
Total advisory fees paid (during reporting period)	$135,215
Portfolio turnover rate	77%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Common Stocks	56.98%
US Treasury Obligations	26.57%
Exchange-Traded Funds	11.85%
Corporate Bonds	4.65%
Preferred Stock	0.09%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Total Return Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Series and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Series as an unaffiliated sub-advisor.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493423-0226

Nomura VIP Total Return Series
(formerly, Macquarie VIP Total Return Series)
Service Class
Annual shareholder report | December 31, 2025
This annual shareholder report contains important information about Nomura VIP Total Return Series (Series) for the period of January 1, 2025, to December 31, 2025. You can find additional information about the Series at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$120	1.13%
Management's discussion of Series performance
Performance highlights
Nomura VIP Total Return Series (Service Class) returned 12.62% for the 12 months ended December 31, 2025. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 17.88% and 7.30%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 13.70%.
Top contributors to performance:
The Series’ equities and credit-sensitive fixed income securities generally rallied over the fiscal year against a backdrop of moderating inflation and continued rate cuts by the US Federal Reserve and other central banks globally.
US equities generally drove performance relative to fixed income, as continued artificial intelligence momentum helped propel risk assets forward.
Relative to the Series' narrowly based securities market index (benchmark), selection and allocation effects from US quality and income equities contributed to performance.
Relative to the Bloomberg US Aggregate Index, selection and allocation effects from high yield corporate bonds contributed to performance.
Top detractors from performance:
Security selection within large-cap value equities underperformed the benchmark.
Security selection effects detracted from international equity performance.
Relative to the Bloomberg US Aggregate index, the Series’ allocation to US government bonds underperformed.
Allocation effects had an overall negative impact on the performance of the Series relative to the benchmark.
*The blended benchmark is computed using a combination of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in multiple broad-based securities market indices and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period October 31, 2019 (Service Class's inception), through December 31, 2025
Average annual total returns (as of December 31, 2025)	1 year	5 year	Since inception (10/31/19)
Nomura VIP Total Return Series (Service Class)	12.62%	7.64%	6.86%
S&P 500 Index	17.88%	14.42%	15.85%
Bloomberg US Aggregate Index	7.30%	-0.36%	0.86%
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	13.70%	8.47%	9.91%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit nomuraassetmanagement.com/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charge imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Series statistics (as of December 31, 2025)
Series net assets	$36,774,889
Total number of portfolio holdings*	309
Total advisory fees paid (during reporting period)	$135,215
Portfolio turnover rate	77%
*	Excludes cash and cash equivalents.

Series holdings (as of December 31, 2025)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Common Stocks	56.98%
US Treasury Obligations	26.57%
Exchange-Traded Funds	11.85%
Corporate Bonds	4.65%
Preferred Stock	0.09%

Material Series changes
Effective December 1, 2025, the Series was renamed Nomura VIP Total Return Series.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Series and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Series as an unaffiliated sub-advisor.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2026, at nomuraassetmanagement.com/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/vip-literature.
(5158257)
TSAR-246493415-0226

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Nomura Funds Internet Web site at https://global.nomuraassetmanagement.com/about/business-ethics. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not, other than in his or her capacity as a member of the Board of Trustees or any committee thereof, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Christianna Wood

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $413,525 for 2025 and $324,400 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,686,500 for 2025 and $1,374,878 for 2024. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $49,508 for 2025 and $47,375 for 2024. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2024.

(e)(1)

The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Nomura Funds.

Service	Range of Fees
Audit Services

Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate

Tax Services

U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services

Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,194,368 for 2025 and $9,688,403 for 2024.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

The Financial Highlights are attached herewith.

Delaware VIP® Trust
Nomura VIP Total Return Series
(formerly, Macquarie VIP Total Return Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Total Return Series
December 31, 2025
	Principal amount°	Value (US $)
Corporate Bonds — 4.65%
Automotive — 0.27%
Allison Transmission 144A 3.75% 1/30/31 #	10,000	$ 9,423
American Axle & Manufacturing 144A 6.375% 10/15/32 #	7,000	7,132
Clarios Global
144A 6.75% 2/15/30 #	7,000	7,326
144A 6.75% 9/15/32 #	10,000	10,376

Garrett Motion Holdings 144A 7.75% 5/31/32 #	15,000	15,953
Goodyear Tire & Rubber 5.25% 7/15/31	20,000	18,988
Phinia 144A 6.625% 10/15/32 #	8,000	8,314
Wand NewCo 3 144A 7.625% 1/30/32 #	20,000	21,177
		98,689
Basic Industry — 0.53%
AmeriTex HoldCo Intermediate 144A 7.625% 8/15/33 #	10,000	10,558
Arsenal AIC Parent 144A 8.00% 10/1/30 #	10,000	10,624
Capstone Copper 144A 6.75% 3/31/33 #	14,000	14,541
Carpenter Technology 144A 5.625% 3/1/34 #	10,000	10,170
Celanese US Holdings
6.50% 4/15/30	2,000	2,012
6.75% 4/15/33	8,000	7,965
7.00% 2/15/31	5,000	5,122

Cleveland-Cliffs 144A 7.00% 3/15/32 #	20,000	20,525
Commercial Metals 144A 6.00% 12/15/35 #	19,000	19,489
K Hovnanian Enterprises 144A 8.00% 4/1/31 #	8,000	8,171
Millrose Properties 144A 6.375% 8/1/30 #	8,000	8,191
Novelis 144A 4.75% 1/30/30 #	25,000	24,167
Olin 144A 6.625% 4/1/33 #	20,000	19,874
Quikrete Holdings 144A 6.75% 3/1/33 #	10,000	10,450
Standard Building Solutions 144A 6.50% 8/15/32 #	10,000	10,302
Standard Industries 144A 3.375% 1/15/31 #	15,000	13,790
		195,951
Capital Goods — 0.52%
Amentum Holdings 144A 7.25% 8/1/32 #	15,000	15,820
Amsted Industries 144A 6.375% 3/15/33 #	10,000	10,339
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Arcosa 144A 6.875% 8/15/32 #	5,000	$ 5,290
Bombardier 144A 7.25% 7/1/31 #	5,000	5,335
CACI International 144A 6.375% 6/15/33 #	14,000	14,503
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	14,000	14,244
Enpro 144A 6.125% 6/1/33 #	15,000	15,516
Goat Holdco 144A 6.75% 2/1/32 #	5,000	5,139
Manitowoc 144A 9.25% 10/1/31 #	10,000	10,754
Mauser Packaging Solutions Holding
144A 7.875% 4/15/30 #	5,000	4,965
144A 9.25% 4/15/30 #	22,000	21,230
Sealed Air
144A 5.00% 4/15/29 #	30,000	30,267
144A 6.50% 7/15/32 #	5,000	5,199

Terex 144A 6.25% 10/15/32 #	10,000	10,267
TransDigm 144A 6.625% 3/1/32 #	20,000	20,833
		189,701
Consumer Goods — 0.03%
Fiesta Purchaser
144A 7.875% 3/1/31 #	7,000	7,332
144A 9.625% 9/15/32 #	5,000	5,253
		12,585
Electric — 0.16%
Calpine 144A 4.625% 2/1/29 #	5,000	5,001
Hawaiian Electric 144A 6.00% 10/1/33 #	6,000	6,086
Lightning Power 144A 7.25% 8/15/32 #	15,000	15,959
NRG Energy 144A 6.00% 1/15/36 #	11,000	11,151
Vistra
144A 7.00% 12/15/26 #, μ, ψ	10,000	10,212
144A 8.00% 10/15/26 #, μ, ψ	10,000	10,290
		58,699
Energy — 0.53%
Archrock Partners 144A 6.625% 9/1/32 #	10,000	10,320
Civitas Resources 144A 8.625% 11/1/30 #	15,000	15,730
Crescent Energy Finance 144A 8.375% 1/15/34 #	4,000	3,976
Genesis Energy 7.875% 5/15/32	5,000	5,216
Gulfport Energy Operating 144A 6.75% 9/1/29 #	10,000	10,339
Hilcorp Energy I
144A 6.00% 4/15/30 #	20,000	19,512
144A 6.25% 4/15/32 #	5,000	4,724

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Total Return Series
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)

Matador Resources 144A 6.25% 4/15/33 #	10,000	$ 10,052
Murphy Oil 6.00% 10/1/32	4,000	3,999
Nabors Industries 144A 7.625% 11/15/32 #	6,000	5,901
NGL Energy Operating 144A 8.375% 2/15/32 #	15,000	15,543
Noble Finance II 144A 8.00% 4/15/30 #	10,000	10,396
Permian Resources Operating 144A 7.00% 1/15/32 #	5,000	5,230
Rockies Express Pipeline 144A 6.75% 3/15/33 #	8,000	8,453
SM Energy 144A 6.75% 8/1/29 #	5,000	5,039
Sunoco 144A 7.25% 5/1/32 #	5,000	5,290
Transocean International
144A 7.875% 10/15/32 #	10,000	10,491
144A 8.50% 5/15/31 #	5,000	4,956
USA Compression Partners
144A 6.25% 10/1/33 #	10,000	10,125
144A 7.125% 3/15/29 #	3,000	3,107
Venture Global LNG
144A 7.00% 1/15/30 #	5,000	4,816
144A 8.375% 6/1/31 #	10,000	9,950
Venture Global Plaquemines LNG
144A 6.125% 12/15/30 #	4,000	4,076
144A 7.50% 5/1/33 #	6,000	6,486
		193,727
Financial Services — 0.34%
Air Lease 4.65% 6/15/26 μ, ψ	10,000	9,934
Azorra Finance 144A 7.75% 4/15/30 #	10,000	10,598
Block 144A 6.00% 8/15/33 #	20,000	20,543
CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #	10,000	10,212
Focus Financial Partners 144A 6.75% 9/15/31 #	10,000	10,287
FTAI Aviation Investors 144A 7.00% 6/15/32 #	10,000	10,520
OneMain Finance
6.625% 5/15/29	8,000	8,296
6.75% 9/15/33	4,000	4,056
7.125% 9/15/32	3,000	3,121
PennyMac Financial Services
144A 6.875% 5/15/32 #	5,000	5,237
144A 6.875% 2/15/33 #	10,000	10,447

Shift4 Payments 144A 6.75% 8/15/32 #	15,000	15,496
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Financial Services (continued)

UWM Holdings 144A 6.25% 3/15/31 #	7,000	$ 6,992
		125,739
Healthcare — 0.43%
Acadia Healthcare 144A 7.375% 3/15/33 #	10,000	10,112
AMN Healthcare 144A 6.50% 1/15/31 #	7,000	7,006
AthenaHealth Group 144A 6.50% 2/15/30 #	5,000	4,989
Avantor Funding 144A 3.875% 11/1/29 #	15,000	14,411
CHS
144A 4.75% 2/15/31 #	25,000	22,289
144A 9.75% 1/15/34 #	10,000	10,516
DaVita
144A 3.75% 2/15/31 #	10,000	9,259
144A 4.625% 6/1/30 #	10,000	9,731

Global Medical Response 144A 7.375% 10/1/32 #	8,000	8,331
Medline Borrower 144A 5.25% 10/1/29 #	7,000	7,042
Molina Healthcare 144A 6.50% 2/15/31 #	5,000	5,141
Raven Acquisition Holdings 144A 6.875% 11/15/31 #	10,000	10,314
Surgery Center Holdings 144A 7.25% 4/15/32 #	15,000	15,191
Tenet Healthcare 144A 5.50% 11/15/32 #	22,000	22,316
		156,648
Insurance — 0.16%
Acrisure 144A 6.75% 7/1/32 #	21,000	21,725
Amynta Agency Borrower and Amynta Warranty Borrower 144A 7.50% 7/15/33 #	8,000	8,136
HUB International 144A 7.375% 1/31/32 #	10,000	10,502
Jones Deslauriers Insurance Management
144A 6.875% 10/1/33 #	10,000	9,663
144A 8.50% 3/15/30 #	10,000	10,488
		60,514
Leisure — 0.26%
Boyd Gaming 144A 4.75% 6/15/31 #	20,000	19,554
Caesars Entertainment
144A 6.00% 10/15/32 #	10,000	9,732
144A 6.50% 2/15/32 #	10,000	10,250
144A 7.00% 2/15/30 #	18,000	18,650

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Leisure (continued)

Carnival 144A 6.125% 2/15/33 #	8,000	$ 8,265
Life Time 144A 6.00% 11/15/31 #	15,000	15,377
Lindblad Expeditions 144A 7.00% 9/15/30 #	10,000	10,437
Six Flags Entertainment 144A 6.625% 5/1/32 #	5,000	5,045
		97,310
Media — 0.47%
CCO Holdings
4.50% 5/1/32	20,000	17,964
144A 5.375% 6/1/29 #	25,000	24,735

Clear Channel Outdoor Holdings 144A 7.50% 3/15/33 #	5,000	5,286
CMG Media 144A 8.875% 6/18/29 #	10,000	8,600
Gray Media
144A 5.375% 11/15/31 #	12,000	9,009
144A 7.25% 8/15/33 #	3,000	3,067

McGraw-Hill Education 144A 7.375% 9/1/31 #	17,000	17,949
Midcontinent Communications 144A 8.00% 8/15/32 #	15,000	15,373
Sirius XM Radio 144A 4.00% 7/15/28 #	30,000	29,365
Snap 144A 6.875% 3/1/33 #	15,000	15,555
Stagwell Global 144A 5.625% 8/15/29 #	15,000	14,639
Univision Communications 144A 7.375% 6/30/30 #	10,000	10,200
Versant Media Group 144A 7.25% 1/30/31 #	2,000	2,064
		173,806
Real Estate — 0.11%
Forestar Group 144A 6.50% 3/15/33 #	5,000	5,103
Iron Mountain 144A 5.25% 3/15/28 #	20,000	20,117
RHP Hotel Properties 144A 6.50% 6/15/33 #	10,000	10,436
Starwood Property Trust 144A 6.50% 7/1/30 #	3,000	3,140
		38,796
Retail — 0.31%
Asbury Automotive Group
144A 4.625% 11/15/29 #	5,000	4,919
4.75% 3/1/30	10,000	9,894
Bath & Body Works
6.875% 11/1/35	30,000	30,381
6.95% 3/1/33	9,000	8,946

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Retail (continued)

Carvana PIK 144A 9.00% 6/1/30 #, >	5,325	$ 5,588
Magnera 144A 7.25% 11/15/31 #	18,000	17,689
Murphy Oil USA 144A 3.75% 2/15/31 #	25,000	23,488
Victra Holdings 144A 8.75% 9/15/29 #	5,000	5,300
William Carter 144A 7.375% 2/15/31 #	7,000	7,246
		113,451
Services — 0.22%
Herc Holdings
144A 6.00% 3/15/34 #	4,000	4,056
144A 7.00% 6/15/30 #	5,000	5,265

QXO Building Products 144A 6.75% 4/30/32 #	4,000	4,181
Resideo Funding 144A 6.50% 7/15/32 #	8,000	8,198
Staples 144A 10.75% 9/1/29 #	10,000	9,954
Synergy Infrastructure Holdings 144A 7.875% 12/1/30 #	3,000	3,118
Waste Pro USA 144A 7.00% 2/1/33 #	10,000	10,318
White Cap Supply Holdings 144A 7.375% 11/15/30 #	18,000	18,689
Williams Scotsman 144A 6.625% 4/15/30 #	15,000	15,556
		79,335
Technology & Electronics — 0.16%
Capstone Borrower 144A 8.00% 6/15/30 #	6,000	6,185
Cipher Compute 144A 7.125% 11/15/30 #	3,000	3,059
Cloud Software Group 144A 6.50% 3/31/29 #	25,000	25,344
Seagate Data Storage Technology 144A 5.75% 12/1/34 #	8,000	8,219
Sensata Technologies 144A 4.00% 4/15/29 #	10,000	9,799
WULF Compute 144A 7.75% 10/15/30 #	4,000	4,124
Zebra Technologies 144A 6.50% 6/1/32 #	3,000	3,109
		59,839
Telecommunications — 0.08%
Rogers Communications 7.125% 4/15/55 μ	20,000	21,071
Windstream Services 144A 7.50% 10/15/33 #	7,000	7,182
		28,253

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Total Return Series
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation — 0.07%
Genesee & Wyoming 144A 6.25% 4/15/32 #	25,000	$ 25,813
		25,813
Total Corporate Bonds (cost $1,675,354)		1,708,856

US Treasury Obligations — 26.57%
US Treasury Bonds
1.375% 8/15/50	95,000	46,734
1.625% 11/15/50	290,000	152,329
1.75% 8/15/41	335,000	226,158
2.25% 8/15/46	435,000	286,403
2.25% 8/15/49	265,000	166,267
2.75% 11/15/42	650,000	499,688
2.875% 5/15/49	645,000	462,964
4.375% 11/15/39	95,000	93,764
4.375% 5/15/41	140,000	136,456
US Treasury Notes
1.25% 8/15/31	910,000	792,998
1.375% 11/15/31	905,000	788,481
2.875% 8/15/28	1,400,000	1,377,742
3.50% 11/30/30	370,000	366,329
3.75% 12/31/30	790,000	790,555
3.875% 8/15/34	375,000	369,309
4.125% 10/31/26	1,000,000	1,004,353
4.125% 10/31/29	1,275,000	1,297,039
4.375% 7/31/26	910,000	914,296
Total US Treasury Obligations (cost $9,730,302)		9,771,865
	Number of shares
Common Stocks — 56.98%
Communication Services — 4.80%
Alphabet Class A	1,654	517,702
Alphabet Class C	761	238,802
AT&T	8,398	208,606
Electronic Arts	720	147,118
KDDI	700	12,115
Meta Platforms Class A	571	376,911
Omnicom Group	504	40,698
Publicis Groupe	160	16,616
Verizon Communications	5,076	206,746
		1,765,314
Consumer Discretionary — 3.96%
adidas	131	25,923
Amadeus IT Group	523	38,708
Best Buy	1,990	133,191
	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Discretionary (continued)
Booking Holdings	33	$ 176,726
eBay	1,482	129,082
Genuine Parts	1,072	131,813
Lowe's	620	149,519
LVMH Moet Hennessy Louis Vuitton	61	45,978
NIKE Class B	2,055	130,924
PulteGroup	104	12,195
Ross Stores	1,152	207,521
Sodexo	377	19,316
TJX	1,665	255,761
		1,456,657
Consumer Staples — 2.28%
Altria Group	3,476	200,426
Anheuser-Busch InBev	494	31,706
Asahi Group Holdings	600	6,289
Cal-Maine Foods	1,295	103,043
Diageo	1,258	27,107
Hershey	785	142,854
Kao	600	23,947
Koninklijke Ahold Delhaize	693	28,418
Magnum Ice Cream †	61	968
Nestle	165	16,378
Philip Morris International	1,447	232,099
Seven & i Holdings	600	8,620
Unilever	268	17,510
		839,365
Energy — 2.16%
Chevron	1,426	217,336
EOG Resources	76	7,981
Expand Energy	652	71,955
Exxon Mobil	4,148	499,170
		796,442
Financials — 11.40%
American Financial Group	1,403	191,762
Ameriprise Financial	301	147,592
Artisan Partners Asset Management Class A	1,793	73,047
Bank of America	2,679	147,345
Bank of New York Mellon	2,236	259,577
Blackrock	217	232,264
Blackstone	1,117	172,174
Charles Schwab	1,531	152,962
Citizens Financial Group	4,832	282,237
Corebridge Financial	5,387	162,526
F&G Annuities & Life	141	4,350
Fidelity National Financial	2,364	129,051

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Fidelity National Information Services	1,859	$ 123,549
Fifth Third Bancorp	2,023	94,697
Huntington Bancshares	5,521	95,789
KeyCorp	11,407	235,441
London Stock Exchange Group	71	8,540
Marsh & McLennan	735	136,357
MetLife	2,419	190,956
Pluxee	906	14,209
PNC Financial Services Group	586	122,316
Principal Financial Group	2,162	190,710
Prudential Financial	539	60,842
Regions Financial	2,570	69,647
State Street	1,369	176,615
Synchrony Financial	3,097	258,383
Travelers	538	156,052
Truist Financial	3,074	151,272
Wells Fargo & Co.	1,616	150,611
		4,190,873
Healthcare — 7.45%
AbbVie	1,414	323,085
Bristol-Myers Squibb	3,380	182,317
Cardinal Health	1,187	243,928
Cencora	647	218,524
Cigna Group	437	120,276
Coloplast Class B	378	32,408
Gilead Sciences	1,959	240,448
Johnson & Johnson	707	146,314
McKesson	273	223,939
Merck & Co.	3,600	378,936
Novo Nordisk Class B	563	28,554
Pfizer	6,776	168,722
Roche Holding	107	44,188
SIGA Technologies	7,543	46,088
Smith & Nephew	2,106	35,025
Thermo Fisher Scientific	278	161,087
Zoetis	1,150	144,693
		2,738,532
Industrials — 3.79%
Atlas Copco Class B	1,496	23,916
CSX	4,300	155,875
Dover	763	148,968
DSV	122	30,727
Intertek Group	412	25,551
Jacobs Solutions	987	130,738
Knorr-Bremse	163	18,084
Kone Class B	321	22,741
Lockheed Martin	152	73,518
Makita	900	27,278
	Number of shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Masco	2,514	$ 159,538
Northrop Grumman	248	141,412
Paychex	508	56,987
REV Group	3,478	211,497
Securitas Class B	2,072	32,951
United Parcel Service Class B	1,111	110,200
Wolters Kluwer	227	23,512
		1,393,493
Information Technology — 18.62%
Accenture Class A	547	146,760
Analog Devices	561	152,143
Apple	3,515	955,588
ASML Holding	35	37,713
Broadcom	1,481	512,574
CDW	800	108,960
Cisco Systems	5,418	417,349
Dell Technologies Class C	1,379	173,589
HP	5,443	121,270
Lam Research	1,966	336,540
Micron Technology	1,125	321,086
Microsoft	2,026	979,814
Monolithic Power Systems	220	199,399
NetApp	1,482	158,707
NVIDIA	7,739	1,443,324
Qnity Electronics	950	77,568
QUALCOMM	1,274	217,918
SAP	194	47,136
Seagate Technology Holdings	1,118	307,886
Teledyne Technologies †	260	132,790
		6,848,114
Materials — 0.93%
Air Liquide	141	26,502
Amcor	4,383	36,554
Dow	2,705	63,243
DuPont de Nemours	1,900	76,380
PPG Industries	1,350	138,321
		341,000
Real Estate — 0.81%
Equity Residential	2,175	137,112
Prologis	1,268	161,873
		298,985
Utilities — 0.78%
Duke Energy	1,208	141,590
Edison International	2,394	143,688
		285,278
Total Common Stocks (cost $14,062,528)		20,954,053

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Total Return Series
	Number of shares	Value (US $)

Preferred Stock — 0.09%
Consumer Staples — 0.09%
Henkel & Co. 2.86%	400	$ 32,634
		32,634
Total Preferred Stock (cost $32,513)		32,634

Exchange-Traded Funds — 11.85%
iShares Core MSCI EAFE ETF	10,387	929,221
iShares iBoxx High Yield Corporate Bond ETF	7,110	573,279
Vanguard S&P 500 ETF	4,555	2,856,577
Total Exchange-Traded Funds (cost $4,298,809)		4,359,077

Short-Term Investments — 0.07%
Money Market Mutual Funds — 0.07%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	6,785	6,785
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	6,785	6,785
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	6,785	6,785
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	6,785	6,785
Total Short-Term Investments (cost $27,140)		27,140

Value (US $)

Total Value of Securities—100.21% (cost $29,826,646)	$36,853,625
Liabilities Net of Receivables and Other Assets—(0.21)%	(78,736)
Net Assets Applicable to 2,653,976 Shares Outstanding—100.00%	$36,774,889
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $1,551,891, which represents 4.22% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.
†	Non-income producing security.

The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 5 yr Notes
1	$109,304	$109,713	3/31/26	$(409)	$(117)
US Treasury 10 yr Ultra Notes
1	115,016	116,076	3/20/26	(1,060)	(188)
Total Futures Contracts		$225,789		$(1,469)	$(305)

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
LNG – Liquefied Natural Gas
MSCI – Morgan Stanley Capital International
PIK – Payment-in-kind
Summary of abbreviations: (continued)
S&P – Standard & Poor’s Financial Services LLC
yr – Year
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Total Return Series
December 31, 2025
Assets:
Investments, at value*	$36,853,625
Foreign currencies, at valueΔ	4
Cash collateral due from broker	4,180
Dividends and interest receivable	124,379
Foreign tax reclaims receivable	6,534
Prepaid expenses	4,389
Receivable from investment manager	3,982
Other assets	382
Total Assets	36,997,475
Liabilities:
Due to custodian	141,622
Accounting and administration expenses payable to non-affiliates	46,088
Other accrued expenses	15,310
Pricing fees payable	12,239
Payable for series shares redeemed	6,233
Accounting and administration expenses payable to affiliates	478
Variation margin due to broker on futures contracts	305
Dividend disbursing and transfer agent fees and expenses payable to affiliates	234
Legal fees payable to affiliates	73
Distribution fees payable to affiliates	4
Total Liabilities	222,586
Total Net Assets	$36,774,889

Net Assets Consist of:
Paid-in capital	$28,076,934
Total distributable earnings (loss)	8,697,955
Total Net Assets	$36,774,889

Net Asset Value

Standard Class:
Net assets	$36,759,837
Shares of beneficial interest outstanding, unlimited authorization, no par	2,652,881
Net asset value per share	$13.86

Service Class:
Net assets	$15,052
Shares of beneficial interest outstanding, unlimited authorization, no par	1,095
Net asset value per share	$13.75
*Investments, at cost	$29,826,646
ΔForeign currencies, at cost	4
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Total Return Series
Year ended December 31, 2025
Investment Income:
Interest	$579,494
Dividends	546,316
Foreign tax withheld	(2,875)
1,122,935

Expenses:
Management fees	238,576
Distribution expenses — Service Class	42
Accounting and administration expenses	60,771
Audit and tax fees	54,903
Custodian fees	16,351
Reports and statements to shareholders expenses	13,671
Legal fees	3,654
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	2,964
Trustees’ fees	1,869
Other	19,242
412,043
Less expenses waived	(103,361)
Less expenses paid indirectly	(3,996)
Total operating expenses	304,686
Net Investment Income (Loss)	818,249

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	921,912
Foreign currencies	(333)
Futures contracts	13,124
Options written	3,000
Net increase from payment by affiliates[1]	78
Net realized gain (loss)	937,781
Net change in unrealized appreciation (depreciation) on:
Investments	2,687,465
Foreign currencies	1,089
Futures contracts	2,174
Net change in unrealized appreciation (depreciation)	2,690,728
Net Realized and Unrealized Gain (Loss)	3,628,509
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,446,758
[1]	See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Total Return Series
	Year ended
	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$818,249	$945,548
Net realized gain (loss)	937,703[1]	2,190,577
Net increase from payment by affiliates	78[2]	—
Net change in unrealized appreciation (depreciation)	2,690,728	1,041,127
Net increase (decrease) in net assets resulting from operations	4,446,758	4,177,252

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,911,584)	(1,192,455)
Service Class	(1,075)	(357)
	(2,912,659)	(1,192,812)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	377,985	701,644

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,911,584	1,192,455
Service Class	1,075	357
	3,290,644	1,894,456
Cost of shares redeemed:
Standard Class	(5,751,560)	(8,570,047)
Decrease in net assets derived from capital share transactions	(2,460,916)	(6,675,591)
Net Decrease in Net Assets	(926,817)	(3,691,151)

Net Assets:
Beginning of year	37,701,706	41,392,857
End of year	$36,774,889	$37,701,706
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Total Return Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$13.42	$12.49	$11.38	$14.29	$12.56

Income (loss) from investment operations:
Net investment income[1]	0.29	0.31	0.29	0.12	0.21
Net realized and unrealized gain (loss)	1.24	1.01	1.12	(1.55)	1.82
Payment by affiliates	—[2]	—	—	—	—
Total from investment operations	1.53	1.32	1.41	(1.43)	2.03

Less dividends and distributions from:
Net investment income	(0.36)	(0.35)	(0.25)	(0.28)	(0.30)
Net realized gain	(0.73)	(0.04)	(0.05)	(1.20)	—
Total dividends and distributions	(1.09)	(0.39)	(0.30)	(1.48)	(0.30)

Net asset value, end of period	$13.86	$13.42	$12.49	$11.38	$14.29

Total return[3]	12.97%[2]	10.81%	12.63%	(10.56%)	16.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,760	$37,688	$41,381	$41,528	$56,077
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.83%	0.84%	0.86%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.00%	0.97%	1.03%	0.96%
Ratio of net investment income to average net assets	2.23%	2.36%	2.44%	0.96%	1.56%
Ratio of net investment income to average net assets prior to fees waived	1.95%	2.19%	2.30%	0.77%	1.46%
Portfolio turnover	77%	51%	56%	55%	95%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura VIP Total Return Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$13.34	$12.44	$11.33	$14.23	$12.52

Income (loss) from investment operations:
Net investment income[1]	0.25	0.27	0.25	0.08	0.17
Net realized and unrealized gain (loss)	1.23	1.00	1.13	(1.54)	1.81
Payment by affiliates	—[2]	—	—	—	—
Total from investment operations	1.48	1.27	1.38	(1.46)	1.98

Less dividends and distributions from:
Net investment income	(0.34)	(0.33)	(0.22)	(0.24)	(0.27)
Net realized gain	(0.73)	(0.04)	(0.05)	(1.20)	—
Total dividends and distributions	(1.07)	(0.37)	(0.27)	(1.44)	(0.27)

Net asset value, end of period	$13.75	$13.34	$12.44	$11.33	$14.23

Total return[3]	12.62%[2]	10.44%	12.35%	(10.82%)	15.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15	$14	$12	$11	$12
Ratio of expenses to average net assets[4]	1.13%	1.13%	1.13%	1.14%	1.16%
Ratio of expenses to average net assets prior to fees waived[4]	1.41%	1.30%	1.27%	1.33%	1.25%
Ratio of net investment income to average net assets	1.93%	2.06%	2.16%	0.70%	1.26%
Ratio of net investment income to average net assets prior to fees waived	1.65%	1.89%	2.02%	0.51%	1.17%
Portfolio turnover	77%	51%	56%	55%	95%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Total Return Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Total Return Series (formerly, Macquarie VIP Total Return Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series’ valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Series may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest and tax penalties on

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Total Return Series
1. Significant Accounting Policies (continued)
unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments —  The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization —  In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The "Statement of operations" includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $3,995 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $1 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Total Return Series
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from January 1, 2025 through April 30, 2026, unless terminated by agreement of DMC and the Series, is as follows:
Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.83%	1.13%
Prior to the Closing Date, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) was a sub-advisor primarily responsible for the day-to-day management of the Series’ portfolio and determined its asset allocation.
Prior to the Closing Date, DMC sought investment advice and recommendations relating to fixed income securities from its affiliates:
Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). Prior to the Closing Date, DMC also permitted MIMGL to execute Series equity security trades on behalf of DMC. DMC also permitted MIMEL and MIMGL to exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and DMC sought quantitative support from MIMGL. MIMGL was also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers allocated assets from time to time. For these services, DMC, not the Series, paid MIMAK, MIMEL, and MIMGL a portion of its investment management fee. As of the Closing Date, MIMAK and MIMEL no longer served as a sub-advisor to the Series. Also as of the Closing Date, DMC entered into a new sub-advisory agreement on behalf of the Series with MIMGL serving as an unaffiliated sub-advisor.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $5,669 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $2,753 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $815 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
During the year ended December 31, 2025, DMC reimbursed the Fund $78 in connection with trade errors. This amounts is included in “Net increase from payment by affiliates” in the “Statement of operations.” Payment by affiliates had no impact on total return.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series' name change to Nomura VIP Total Return Series went effective.
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$12,403,704
Purchases of US government securities	15,538,716
Sales other than US government securities	15,029,041
Sales of US government securities	16,312,935
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$29,891,258
Aggregate unrealized appreciation of investments and derivatives	$7,702,944
Aggregate unrealized depreciation of investments and derivatives	(742,046)
Net unrealized appreciation of investments and derivatives	$6,960,898
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Total Return Series
3. Investments (continued)
rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$1,736,583	$28,731	$1,765,314
Consumer Discretionary	1,326,732	129,925	1,456,657
Consumer Staples	679,390	159,975	839,365
Energy	796,442	—	796,442
Financials	4,168,124	22,749	4,190,873
Healthcare	2,598,357	140,175	2,738,532
Industrials	1,188,733	204,760	1,393,493
Information Technology	6,763,265	84,849	6,848,114
Materials	314,498	26,502	341,000
Real Estate	298,985	—	298,985
Utilities	285,278	—	285,278
Corporate Bonds	—	1,708,856	1,708,856
Exchange-Traded Funds	4,359,077	—	4,359,077
Preferred Stock	—	32,634	32,634
US Treasury Obligations	—	9,771,865	9,771,865
Short-Term Investments	27,140	—	27,140
Total Value of Securities	$24,542,604	$12,311,021	$36,853,625

Derivatives[1]
Liabilities:
Futures Contracts	$(1,469)	$—	$(1,469)

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
As a result of utilizing international fair value pricing at December 31, 2025, a portion of the common stock in the portfolio was categorized as Level 2.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2025, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$1,081,380	$1,083,964
Long-term capital gains	1,831,279	108,848
Total	$2,912,659	$1,192,812
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$28,076,934
Undistributed ordinary income	1,054,048
Undistributed long-term capital gains	682,113
Unrealized appreciation of investments, foreign currencies, and derivatives	6,961,794
Net assets	$36,774,889
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currency.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and mark-to-market on futures contracts.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the Series had no reclassifications.

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Total Return Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	28,522	53,468

Shares issued upon reinvestment of dividends and distributions:
Standard Class	249,708	96,633
Service Class	93	29
	278,323	150,130
Shares redeemed:
Standard Class	(433,082)	(655,541)
Net decrease	(154,759)	(505,411)
7. Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2025, the Series posted $4,180 in cash as collateral for open futures contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”

During the year ended December 31, 2025, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2025.
During the year ended December 31, 2025, the Series entered into options contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2025 were as follows:

Statement of assets and liabilities location
Liability Derivatives Fair Value
Statement of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(1,469)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2025. Only current day variation margin is reported on the Series’ “Statement of assets and liabilities.”
The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2025 was as follows:

	Net Realized Gain (Loss) on:
	Futures Contracts	Options Written	Total
Interest rate contracts	$13,124	$3,000	$16,124

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Total Return Series
8. Derivatives (continued)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$2,174
The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2025:
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional amount)	$302,838	$—
Options contracts (average value)*	—	29
*Long represents purchased options and short represents written options.
9. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
10. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.  In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2025. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the "Statement of assets and liabilities", if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Total Return Series
10. Credit and Market Risks (continued)
fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
12. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
13. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Total Return Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Total Return Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Total Return Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	37.13%
(B) Long-Term Capital Gains Distributions (Tax Basis)	62.87%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	41.13%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on the Series' ordinary income distributions.
1Qualified dividends represent dividends which qualify for corporate dividends received deduction.
For the fiscal year ended December 31, 2025, certain distributions paid by the Series, determined to be Qualified Interest Income or Qualified Short-Term Capital gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2025, the Series has reported maximum Qualified Short-Term Capital Gains of $113,713.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Total Return Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
2,621,133	90,677	134,205

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly,

Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus,

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.

Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

(5158257)
AR-VIPTR-0226

Delaware VIP® Trust
Nomura VIP Growth Equity Series
(formerly, Macquarie VIP Growth Equity Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Growth Equity Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 99.65%♣
Communication Services — 7.65%
Alphabet Class A	22,093	$ 6,915,109
Meta Platforms Class A	1,694	1,118,192
Netflix †	12,708	1,191,502
		9,224,803
Consumer Discretionary — 7.75%
Amazon.com †	27,608	6,372,479
Booking Holdings	418	2,238,528
Ferrari	1,990	735,424
		9,346,431
Consumer Staples — 0.91%
Coca-Cola	15,793	1,104,089
		1,104,089
Financials — 14.52%
Intercontinental Exchange	23,078	3,737,713
Mastercard Class A	6,680	3,813,479
MSCI	2,036	1,168,114
S&P Global	5,661	2,958,382
Visa Class A	16,662	5,843,530
		17,521,218
Healthcare — 9.64%
Danaher	15,617	3,575,044
Gilead Sciences	10,164	1,247,529
IDEXX Laboratories †	1,993	1,348,324
Intuitive Surgical †	4,353	2,465,365
UnitedHealth Group	3,720	1,228,009
Veeva Systems Class A †	7,906	1,764,857
		11,629,128
Industrials — 6.86%
Broadridge Financial Solutions	7,061	1,575,803
Equifax	9,172	1,990,140
Old Dominion Freight Line	2,360	370,048
Verisk Analytics	9,220	2,062,422
Waste Connections	13,016	2,282,486
		8,280,899
Information Technology — 49.38%
Advanced Micro Devices †	6,843	1,465,497
Apple	34,511	9,382,160
Autodesk †	4,540	1,343,885
Broadcom	9,323	3,226,690
Intuit	5,626	3,726,775
Microsoft	31,682	15,322,049
Motorola Solutions	1,592	610,245
NVIDIA	91,130	16,995,745
Salesforce	10,004	2,650,160
Synopsys †	4,019	1,887,805
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Taiwan Semiconductor Manufacturing ADR	9,756	$ 2,964,751
		59,575,762
Materials — 1.70%
Vulcan Materials	7,203	2,054,440
		2,054,440
Real Estate — 1.24%
CoStar Group †	22,241	1,495,485
		1,495,485
Total Common Stocks (cost $73,385,640)		120,232,255

Short-Term Investments — 0.43%
Money Market Mutual Funds — 0.43%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	128,865	128,865
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	128,865	128,865
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	128,865	128,865
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	128,864	128,864
Total Short-Term Investments (cost $515,459)		515,459

Total Value of Securities—100.08% (cost $73,901,099)		120,747,714
Liabilities Net of Receivables and Other Assets—(0.08%)		(91,694)
Net Assets Applicable to 6,484,201 Shares Outstanding—100.00%		$120,656,020
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Growth Equity Series
Summary of abbreviations:
ADR – American Depositary Receipt
MSCI – Morgan Stanley Capital International
S&P – Standard & Poor’s Financial Services LLC
See accompanying notes, which are an integral part of the financial statements.
2

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Growth Equity Series
December 31, 2025
Assets:
Investments, at value*	$120,747,714
Dividends receivable	25,763
Receivable for series shares sold	8,378
Foreign tax reclaims receivable	2,464
Prepaid expenses	1,544
Other assets	902
Total Assets	120,786,765
Liabilities:
Investment management fees payable to affiliates	66,542
Accounting and administration expenses payable to non-affiliates	49,713
Other accrued expenses	11,142
Payable for series shares redeemed	1,591
Accounting and administration expenses payable to affiliates	801
Dividend disbursing and transfer agent fees and expenses payable to affiliates	766
Legal fees payable to affiliates	190
Total Liabilities	130,745
Total Net Assets	$120,656,020

Net Assets Consist of:
Paid-in capital	$67,479,099
Total distributable earnings (loss)	53,176,921
Total Net Assets	$120,656,020

Net Asset Value

Standard Class:
Net assets	$120,656,020
Shares of beneficial interest outstanding, unlimited authorization, no par	6,484,201
Net asset value per share	$18.61
*Investments, at cost	$73,901,099
See accompanying notes, which are an integral part of the financial statements.
    3

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Growth Equity Series
Year ended December 31, 2025
Investment Income:
Dividends	$791,507
Foreign tax withheld	(15,919)
775,588

Expenses:
Management fees	768,615
Accounting and administration expenses	69,997
Audit and tax fees	47,366
Reports and statements to shareholders expenses	10,781
Legal fees	10,546
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	9,507
Trustees’ fees	6,018
Custodian fees	3,685
Other	5,853
932,368
Less expenses paid indirectly	(1)
Total operating expenses	932,367
Net Investment Income (Loss)	(156,779)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	6,763,574
Net change in unrealized appreciation (depreciation) on investments	3,355,553
Net Realized and Unrealized Gain (Loss)	10,119,127
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,962,348
See accompanying notes, which are an integral part of the financial statements.
    4

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Growth Equity Series
	Year ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(156,779)	$(122,560)
Net realized gain (loss)	6,763,574	9,240,788
Net change in unrealized appreciation (depreciation)	3,355,553	15,784,418
Net increase (decrease) in net assets resulting from operations	9,962,348	24,902,646

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(9,126,744)	(7,292,491)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	1,405,599	1,006,071

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,126,744	7,292,491
	10,532,343	8,298,562
Cost of shares redeemed:
Standard Class	(11,260,176)	(19,058,971)
Decrease in net assets derived from capital share transactions	(727,833)	(10,760,409)
Net Increase in Net Assets	107,771	6,849,746

Net Assets:
Beginning of year	120,548,249	113,698,503
End of year	$120,656,020	$120,548,249
See accompanying notes, which are an integral part of the financial statements.
    5

Financial highlights
Nomura VIP Growth Equity Series Standard Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$18.76	$16.27	$15.69	$26.34	$19.79

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.02)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)	1.32	3.62	5.11	(6.55)	7.56
Total from investment operations	1.30	3.60	5.10	(6.53)	7.55

Less dividends and distributions from:
Net investment income	—	—	(0.02)	—	(0.01)
Net realized gain	(1.45)	(1.11)	(4.50)	(4.12)	(0.99)
Total dividends and distributions	(1.45)	(1.11)	(4.52)	(4.12)	(1.00)

Net asset value, end of period	$18.61	$18.76	$16.27	$15.69	$26.34

Total return[2]	8.72%	23.41%	38.40%	(26.60%)[3]	39.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,656	$120,548	$113,699	$89,735	$131,860
Ratio of expenses to average net assets[4]	0.79%	0.75%	0.77%	0.79%	0.75%
Ratio of expenses to average net assets prior to fees waived[4]	0.79%	0.75%	0.77%	0.80%	0.75%
Ratio of net investment income (loss) to average net assets	(0.13%)	(0.10%)	(0.08%)	0.10%	(0.03%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.13%)	(0.10%)	(0.08%)	0.09%	(0.03%)
Portfolio turnover	24%	9%	16%	105%	31%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    6

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth Equity Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Growth Equity Series (formerly, Macquarie VIP Growth Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as part of its duties as the Series' valuation designee (Valuation Designee) to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Series may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets.  In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
    7

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth Equity Series
1. Significant Accounting Policies (continued)
Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The "Statement of operations" includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. For the year ended December 31, 2025, the Series had no earnings credits under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $1 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.79% of the Series’ average daily net assets for the Standard Class from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
    8

Prior to the Closing Date, DMC had entered into a Sub Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which was an affiliate of DMC (Prior Affiliated Sub-Advisor). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee was paid by DMC to the Prior Affiliated Sub-Advisor based on the extent to which the Prior Affiliated Sub-Advisor provided services to the Series. As of the Closing Date, the Prior Affiliated Sub-Advisor no longer served as a sub-advisor to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $9,378 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $8,869 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $2,231 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series’ investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series name change to Nomura VIP Growth Equity Series went effective.
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$27,878,490
Sales	38,165,890
    9

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth Equity Series
3. Investments (continued)
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$74,299,247
Aggregate unrealized appreciation of investments	$47,726,675
Aggregate unrealized depreciation of investments	(1,278,208)
Net unrealized appreciation of investments	$46,448,467
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
    10

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
Level 1
Securities
Assets:
Common Stocks	$120,232,255
Short-Term Investments	515,459
Total Value of Securities	$120,747,714
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2025, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Long-term capital gains	$9,126,744	$7,292,491
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$67,479,099
Undistributed long-term capital gains	6,728,454
Unrealized appreciation (depreciation) of investments	46,448,467
Net assets	$120,656,020
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to write off of net operating loss. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital by $156,779.
    11

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth Equity Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	79,454	58,307

Shares issued upon reinvestment of dividends and distributions:
Standard Class	602,823	462,721
	682,277	521,028
Shares redeemed:
Standard Class	(624,262)	(1,081,802)
Net increase (decrease)	58,015	(560,774)
7. Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
    12

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
9. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2025, there were no Rule 144A securities held by the Series.
10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
    13

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Growth Equity Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Growth Equity Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
14

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth Equity Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series' total distributions.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Growth Equity Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
5,960,346	421,343	371,835
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly, Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the
    15

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth Equity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other
    16

things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
    17

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth Equity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and
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underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
    19

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth Equity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
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Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds
    21

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth Equity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
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Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth Equity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed
    24

information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    25

(5158257)
AR-VIPGE-0226

Delaware VIP® Trust
Nomura VIP Small Cap Value Series
(formerly, Macquarie VIP Small Cap Value Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Small Cap Value Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 98.17%♣
Consumer Discretionary — 9.24%
Academy Sports & Outdoors	246,300	$ 12,305,148
Acushnet Holdings	168,300	13,433,706
Boyd Gaming	186,800	15,922,832
Choice Hotels International	72,450	6,901,587
Columbia Sportswear	81,400	4,484,326
Group 1 Automotive	53,400	21,002,220
KB Home	255,050	14,387,370
M/I Homes †	99,100	12,679,845
Meritage Homes	222,800	14,660,240
Patrick Industries	129,650	14,057,950
Steven Madden	418,450	17,424,258
Texas Roadhouse	57,800	9,594,800
		156,854,282
Consumer Staples — 1.14%
J & J Snack Foods	71,550	6,465,973
Performance Food Group †	143,303	12,885,806
		19,351,779
Energy — 6.11%
Gulfport Energy †	97,450	20,268,625
International Seaways	287,550	13,960,552
Kinetik Holdings	383,400	13,821,570
Kodiak Gas Services	442,700	16,556,980
Liberty Energy	337,000	6,221,020
Magnolia Oil & Gas Class A	604,850	13,240,167
Matador Resources	303,920	12,898,365
Noble	239,200	6,755,008
		103,722,287
Financials — 31.17%
Amalgamated Financial	276,150	8,845,085
Assurant	87,150	20,990,078
Axis Capital Holdings	299,350	32,057,391
Bank of NT Butterfield & Son	401,050	19,980,311
Bread Financial Holdings	232,100	17,182,363
Cadence Bank	543,150	23,268,546
Columbia Banking System	927,283	25,917,560
Eastern Bankshares	995,100	18,339,693
Essent Group	355,100	23,085,051
First Financial Bancorp	1,102,950	27,595,809
FNB	1,717,550	29,370,105
Hancock Whitney	468,850	29,856,368
Hanover Insurance Group	116,950	21,374,951
Hope Bancorp	1,422,870	15,594,655
Merchants Bancorp	355,150	12,096,409
Old National Bancorp	1,269,600	28,324,776
P10 Class A	954,940	9,367,961
Selective Insurance Group	190,340	15,925,748
SLM	481,700	13,034,802
Stewart Information Services	142,250	9,994,485
Stifel Financial	234,550	29,370,351
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Financials (continued)
Valley National Bancorp	2,569,450	$ 30,011,176
Voya Financial	236,200	17,594,538
Webster Financial	486,633	30,628,681
WesBanco	583,700	19,402,188
		529,209,081
Healthcare — 2.44%
Bruker	134,200	6,322,162
ICU Medical †	89,000	12,697,630
Integer Holdings †	110,850	8,693,965
Merit Medical Systems †	91,050	8,025,147
Prestige Consumer Healthcare †	92,150	5,684,734
		41,423,638
Industrials — 19.77%
CACI International Class A †	51,200	27,279,872
Centuri Holdings †	613,987	15,503,172
Everus Construction Group †	121,325	10,380,567
Gates Industrial †	749,800	16,098,206
Griffon	236,900	17,447,685
Herc Holdings	136,300	20,224,194
Huron Consulting Group †	88,550	15,311,180
ITT	156,380	27,133,494
KBR	331,225	13,315,245
Kirby †	102,750	11,320,995
Leonardo DRS	268,850	9,165,096
MasTec †	142,396	30,952,619
Nextpower Class A †	194,182	16,915,194
Regal Rexnord	114,440	16,058,221
Saia †	20,250	6,612,030
Terex	307,450	16,411,681
Timken	231,900	19,509,747
UniFirst	23,782	4,587,548
Werner Enterprises	319,350	9,583,693
WESCO International	71,850	17,577,384
Zurn Elkay Water Solutions	307,900	14,314,271
		335,702,094
Information Technology — 7.72%
ACI Worldwide †	326,800	15,624,308
Allegro MicroSystems †	633,250	16,705,135
Belden	160,015	18,649,748
Diodes †	190,450	9,396,803
Flex †	114,816	6,937,183
N-able †	1,076,665	8,053,454
RingCentral Class A †	232,000	6,700,160
TD SYNNEX	131,150	19,702,665
TTM Technologies †	425,912	29,387,928
		131,157,384
    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Small Cap Value Series
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Materials — 5.84%
Ashland	156,450	$ 9,178,922
Avient	397,300	12,411,652
Axalta Coating Systems †	292,700	9,457,137
Constellium †	621,450	11,714,332
HB Fuller	206,050	12,251,733
Knife River †	124,100	8,730,435
Louisiana-Pacific	210,616	17,009,348
Olympic Steel	170,420	7,291,420
Silgan Holdings	273,850	11,055,325
		99,100,304
Real Estate — 9.24%
Agree Realty	293,000	21,104,790
Apple Hospitality REIT	1,330,850	15,770,572
Centerspace	157,000	10,475,040
Independence Realty Trust	1,137,420	19,882,102
Kite Realty Group Trust	849,473	20,361,868
LXP Industrial Trust	456,910	22,653,598
National Health Investors	285,000	21,765,450
Newmark Group Class A	816,809	14,163,468
Plymouth Industrial REIT	486,900	10,653,372
		156,830,260
Utilities — 5.50%
Black Hills	262,660	18,233,857
MDU Resources Group	958,800	18,715,776
New Jersey Resources	254,400	11,732,928
OGE Energy	528,600	22,571,220
Southwest Gas Holdings	277,950	22,241,559
		93,495,340
Total Common Stocks (cost $1,172,454,678)		1,666,846,449

Short-Term Investments — 1.80%
Money Market Mutual Funds — 1.80%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	7,649,607	7,649,607
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	7,649,608	$ 7,649,608
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	7,649,608	7,649,608
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	7,649,607	7,649,607
Total Short-Term Investments (cost $30,598,430)		30,598,430

Total Value of Securities—99.97% (cost $1,203,053,108)		1,697,444,879
Receivables and Other Assets Net of Liabilities—0.03%		462,700
Net Assets Applicable to 42,484,787 Shares Outstanding—100.00%		$1,697,907,579
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
REIT – Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.

2

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
December 31, 2025
Assets:
Investments, at value*	$1,697,444,879
Cash	92,229
Dividends receivable	2,597,143
Prepaid expenses	29,206
Receivable for series shares sold	26,572
Foreign tax reclaims receivable	1,847
Other assets	12,778
Total Assets	1,700,204,654
Liabilities:
Investment management fees payable to affiliates	1,019,223
Payable for series shares redeemed	842,824
Distribution fees payable to affiliates	236,584
Accounting and administration expenses payable to non-affiliates	117,506
Other accrued expenses	60,040
Dividend disbursing and transfer agent fees and expenses payable to affiliates	10,602
Accounting and administration expenses payable to affiliates	6,772
Legal fees payable to affiliates	3,524
Total Liabilities	2,297,075
Total Net Assets	$1,697,907,579

Net Assets Consist of:
Paid-in capital	$1,021,555,413
Total distributable earnings (loss)	676,352,166
Total Net Assets	$1,697,907,579

Net Asset Value

Standard Class:
Net assets	$788,492,733
Shares of beneficial interest outstanding, unlimited authorization, no par	19,672,873
Net asset value per share	$40.08

Service Class:
Net assets	$909,414,846
Shares of beneficial interest outstanding, unlimited authorization, no par	22,811,914
Net asset value per share	$39.87
*Investments, at cost	$1,203,053,108
See accompanying notes, which are an integral part of the financial statements.
    3

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Small Cap Value Series
Year ended December 31, 2025
Investment Income:
Dividends	$34,268,668

Expenses:
Management fees	11,597,423
Distribution expenses — Service Class	2,695,969
Accounting and administration expenses	246,616
Legal fees	154,221
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	134,032
Trustees’ fees	84,985
Reports and statements to shareholders expenses	45,333
Audit and tax fees	39,350
Custodian fees	21,889
Other	57,764
15,077,582
Less expenses paid indirectly	(264)
Total operating expenses	15,077,318
Net Investment Income (Loss)	19,191,350

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	170,288,378
Net change in unrealized appreciation (depreciation) on investments	(60,253,874)
Net Realized and Unrealized Gain (Loss)	110,034,504
Net Increase (Decrease) in Net Assets Resulting from Operations	$129,225,854
See accompanying notes, which are an integral part of the financial statements.
    4

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Small Cap Value Series
	Year ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$19,191,350	$20,339,005
Net realized gain (loss)	170,288,378	111,163,898
Net change in unrealized appreciation (depreciation)	(60,253,874)	50,267,495
Net increase (decrease) in net assets resulting from operations	129,225,854	181,770,398

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(60,401,284)	(39,080,912)
Service Class	(66,167,545)	(44,748,533)
	(126,568,829)	(83,829,445)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	62,619,467	59,280,987
Service Class	49,676,497	51,333,315

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	60,401,284	39,080,912
Service Class	66,167,545	44,748,533
	238,864,793	194,443,747
Cost of shares redeemed:
Standard Class	(133,619,179)	(91,721,289)
Service Class	(130,466,770)	(154,803,074)
	(264,085,949)	(246,524,363)
Decrease in net assets derived from capital share transactions	(25,221,156)	(52,080,616)
Net Increase (Decrease) in Net Assets	(22,564,131)	45,860,337

Net Assets:
Beginning of year	1,720,471,710	1,674,611,373
End of year	$1,697,907,579	$1,720,471,710
See accompanying notes, which are an integral part of the financial statements.
    5

Financial highlights
Nomura VIP Small Cap Value Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$40.48	$38.39	$37.06	$45.54	$34.16

Income (loss) from investment operations:
Net investment income[1]	0.50	0.53	0.54	0.36	0.32
Net realized and unrealized gain (loss)	2.16	3.60	2.70	(5.69)	11.41
Total from investment operations	2.66	4.13	3.24	(5.33)	11.73

Less dividends and distributions from:
Net investment income	(0.52)	(0.54)	(0.35)	(0.34)	(0.35)
Net realized gain	(2.54)	(1.50)	(1.56)	(2.81)	—
Total dividends and distributions	(3.06)	(2.04)	(1.91)	(3.15)	(0.35)

Net asset value, end of period	$40.08	$40.48	$38.39	$37.06	$45.54

Total return[2]	8.16%	11.32%	9.45%	(12.09%)	34.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$788,493	$798,888	$747,656	$511,974	$522,319
Ratio of expenses to average net assets[3]	0.74%	0.74%	0.71%	0.78%	0.75%
Ratio of expenses to average net assets prior to fees waived[3]	0.74%	0.74%	0.71%	0.78%	0.75%
Ratio of net investment income to average net assets	1.31%	1.36%	1.51%	0.92%	0.77%
Ratio of net investment income to average net assets prior to fees waived	1.31%	1.36%	1.51%	0.92%	0.77%
Portfolio turnover	24%	20%	29%	23%	13%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    6

Nomura VIP Small Cap Value Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$40.25	$38.14	$36.82	$45.26	$33.98

Income (loss) from investment operations:
Net investment income[1]	0.39	0.41	0.41	0.24	0.19
Net realized and unrealized gain (loss)	2.15	3.60	2.70	(5.66)	11.35
Total from investment operations	2.54	4.01	3.11	(5.42)	11.54

Less dividends and distributions from:
Net investment income	(0.38)	(0.40)	(0.23)	(0.21)	(0.26)
Net realized gain	(2.54)	(1.50)	(1.56)	(2.81)	—
Total dividends and distributions	(2.92)	(1.90)	(1.79)	(3.02)	(0.26)

Net asset value, end of period	$39.87	$40.25	$38.14	$36.82	$45.26

Total return[2]	7.83%	11.02%	9.10%	(12.35%)	34.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$909,415	$921,584	$926,955	$894,572	$1,094,161
Ratio of expenses to average net assets[3]	1.04%	1.04%	1.01%	1.08%	1.05%
Ratio of expenses to average net assets prior to fees waived[3]	1.04%	1.04%	1.01%	1.08%	1.05%
Ratio of net investment income to average net assets	1.01%	1.06%	1.14%	0.62%	0.47%
Ratio of net investment income to average net assets prior to fees waived	1.01%	1.06%	1.14%	0.62%	0.47%
Portfolio turnover	24%	20%	29%	23%	13%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    7

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Small Cap Value Series (formerly, Macquarie VIP Small Cap Value Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as part of its duties as the Series' valuation designee (Valuation Designee) to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
    8

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series' Chief Executive Officer and Chief Financial Officer act as the Series' chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $247 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $17 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.78% of the Series’ average daily net assets from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
    9

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired series fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from January 1, 2025 through April 30, 2026, unless terminated by agreement of DMC and the Series, is as follows:
Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.78%	1.08%
Prior to the Closing Date, DMC had entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which was an affiliate of DMC (Prior Affiliated Sub-Advisor). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee was paid by DMC to the Prior Affiliated Sub-Advisor based on the extent to which the Prior Affiliated Sub-Advisor provided services to the Series. As of the Closing Date, the Prior Affiliated Sub-Advisor no longer served as a sub-advisor to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $79,893 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $125,163 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $40,773 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series’ investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series name change to Nomura VIP Small Cap Value Series went effective.
    10

3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$382,287,433
Sales	492,303,940
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$1,204,432,516
Aggregate unrealized appreciation of investments	$537,204,899
Aggregate unrealized depreciation of investments	(44,192,536)
Net unrealized appreciation of investments	$493,012,363
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
    11

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
3. Investments (continued)
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
Level 1
Securities
Assets:
Common Stocks	$1,666,846,449
Short-Term Investments	30,598,430
Total Value of Securities	$1,697,444,879
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2025, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$24,354,397	$19,799,137
Long-term capital gains	102,214,432	64,030,308
Total	$126,568,829	$83,829,445
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$1,021,555,413
Undistributed ordinary income	19,237,469
Undistributed long-term capital gains	169,668,665
Capital loss carryforwards	(5,566,331)
Unrealized appreciation (depreciation) of investments	493,012,363
Net assets	$1,697,907,579
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the Series had no reclassifications.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2025, the Series utilized $1,548,889 of capital loss carryforwards.
    12

At December 31, 2025, the Series has capital loss carryforwards available to offset future realized capital gains as follows:
Loss carryforward character*
Short-term	Long-term	Total
$ 1,477,769	$4,088,562	$ 5,566,331
* A portion of the Series’ capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	1,642,440	1,511,728
Service Class	1,304,464	1,310,010

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,823,710	1,068,077
Service Class	2,004,470	1,227,669
	6,775,084	5,117,484
Shares redeemed:
Standard Class	(3,527,119)	(2,322,885)
Service Class	(3,396,260)	(3,942,026)
	(6,923,379)	(6,264,911)
Net decrease	(148,295)	(1,147,427)
7.  Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral
    13

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
8. Securities Lending (continued)
requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
9. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2025. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2025, there were no Rule 144A securities held by the Series.
    14

10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
    15

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Small Cap Value Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
    16

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	19.24%
(B) Long-Term Capital Gain Distributions (Tax Basis)	80.76%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on the Series’ ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended December 31, 2025, certain distributions paid by the Series, determined to be Qualified Interest Income or Qualified Short-Term Capital gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2025, the Series has reported maximum Qualified Short-Term Capital Gains of $5,367,290.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Small Cap Value Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
33,413,371	1,262,548	2,125,884
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets
    17

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly, Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information
    18

with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
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Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
    21

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult;
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that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
    23

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be
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managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and
    25

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
    26

The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    27

(5158257)
AR-VIPSCV-0226

Delaware VIP® Trust
Nomura VIP Fund for Income Series
(formerly, Macquarie VIP Fund for Income Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Fund for Income Series
December 31, 2025
	Principal amount°	Value (US $)
Collateralized Loan Obligations — 3.11%
AGL CLO 3 Series 2020-3A ER 144A 9.155% (TSFR03M + 5.25%, Floor 5.25%) 4/15/38 #, •	250,000	$ 233,462
AIMCO CLO 19 Series 2024-19A E 144A 8.884% (TSFR03M + 5.00%, Floor 5.00%) 10/20/37 #, •	150,000	150,008
Bear Mountain Park CLO Series 2022-1A ER 144A 9.855% (TSFR03M + 5.95%, Floor 5.95%) 7/15/37 #, •	150,000	148,297
Benefit Street Partners CLO Series 2015-6BR ER 144A 8.634% (TSFR03M + 4.75%, Floor 4.75%) 4/20/38 #, •	220,000	212,827
Benefit Street Partners CLO XII-B Series 2017-12BRA E 144A 10.155% (TSFR03M + 6.25%, Floor 6.25%) 10/15/37 #, •	100,000	100,083
Carlyle US CLO Series 2024-5A E 144A 9.508% (TSFR03M + 5.65%, Floor 5.65%) 10/25/36 #, •	100,000	100,284
Dryden CLO 109 Series 2022-109A ER 144A 9.255% (TSFR03M + 5.35%, Floor 5.35%) 4/15/38 #, •	250,000	246,715
Madison Park Funding XXX Series 2018-30A ER 144A 10.294% (TSFR03M + 6.40%, Floor 6.40%) 7/16/37 #, •	150,000	147,462
Magnetite XLV Series 2025-45A E 144A 8.405% (TSFR03M + 4.50%, Floor 4.50%) 4/15/38 #, •	200,000	198,214
Neuberger Berman CLO XX Series 2015-20A ER3 144A 8.655% (TSFR03M + 4.75%, Floor 4.75%) 4/15/39 #, •	250,000	246,180
OHA Credit Funding Series 2021-9A ER 144A 9.384% (TSFR03M + 5.50%, Floor 5.50%) 10/19/37 #, •	100,000	100,291
Palmer Square CLO Series 2024-2A D2 144A 8.234% (TSFR03M + 4.35%, Floor 4.35%) 7/20/37 #, •	250,000	250,217
	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)
Storm King Park CLO Series 2022-1A ER 144A 10.055% (TSFR03M + 6.15%, Floor 6.15%) 10/15/37 #, •	100,000	$ 98,857
Total Collateralized Loan Obligations (cost $2,275,937)		2,232,897

Corporate Bonds — 87.90%
Automotive — 3.68%
American Axle & Manufacturing 144A 6.375% 10/15/32 #	253,000	257,789
Clarios Global
144A 6.75% 2/15/30 #	272,000	284,664
144A 6.75% 9/15/32 #	250,000	259,397

Garrett Motion Holdings 144A 7.75% 5/31/32 #	545,000	579,645
Goodyear Tire & Rubber 5.25% 7/15/31	390,000	370,271
Phinia 144A 6.625% 10/15/32 #	174,000	180,823
Wand NewCo 3 144A 7.625% 1/30/32 #	345,000	365,296
ZF North America Capital 144A 6.75% 4/23/30 #	350,000	346,098
		2,643,983
Banking — 3.60%
Banco Santander 8.00% 2/1/34 μ, ψ	525,000	581,147
Bank of Montreal 7.70% 5/26/84 μ	265,000	281,550
Barclays 7.625% 3/15/35 μ, ψ	545,000	583,750
Nordea Bank 144A 6.75% 11/10/33 #, μ, ψ	400,000	411,780
Royal Bank of Canada 6.50% 11/24/85 μ	360,000	358,741
Toronto-Dominion Bank 6.35% 10/31/85 μ	360,000	366,419
		2,583,387
Basic Industry — 10.18%
Alumina Pty 144A 6.125% 3/15/30 #	250,000	259,163
AmeriTex HoldCo Intermediate 144A 7.625% 8/15/33 #	180,000	190,040
Arsenal AIC Parent 144A 8.00% 10/1/30 #	225,000	239,042
Capstone Copper 144A 6.75% 3/31/33 #	457,000	474,643
Carpenter Technology 144A 5.625% 3/1/34 #	338,000	343,738
    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Fund for Income Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Celanese US Holdings
6.50% 4/15/30	27,000	$ 27,157
6.75% 4/15/33	224,000	223,027
7.00% 2/15/31	230,000	235,624

Cleveland-Cliffs 144A 7.00% 3/15/32 #	505,000	518,257
Commercial Metals 144A 6.00% 12/15/35 #	678,000	695,449
Constellium 144A 6.375% 8/15/32 #	550,000	570,276
Fortescue Treasury 144A 5.875% 4/15/30 #	330,000	339,655
K Hovnanian Enterprises 144A 8.00% 4/1/31 #	268,000	273,728
Millrose Properties 144A 6.375% 8/1/30 #	268,000	274,397
Novelis
144A 3.875% 8/15/31 #	95,000	86,669
144A 4.75% 1/30/30 #	975,000	942,528

Olin 144A 6.625% 4/1/33 #	270,000	268,304
Olympus Water US Holding 144A 7.25% 2/15/33 #	360,000	362,107
Quikrete Holdings 144A 6.75% 3/1/33 #	365,000	381,418
Standard Building Solutions 144A 6.50% 8/15/32 #	365,000	376,040
Standard Industries 144A 3.375% 1/15/31 #	255,000	234,424
		7,315,686
Capital Goods — 8.90%
Amentum Holdings 144A 7.25% 8/1/32 #	465,000	490,426
Amsted Industries 144A 6.375% 3/15/33 #	255,000	263,650
Arcosa 144A 6.875% 8/15/32 #	180,000	190,439
Ardagh Metal Packaging Finance USA 144A 6.25% 1/30/31 #	240,000	245,614
Bombardier
144A 7.25% 7/1/31 #	175,000	186,707
144A 8.75% 11/15/30 #	310,000	335,314

CACI International 144A 6.375% 6/15/33 #	464,000	480,671
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	507,000	515,824
Enpro 144A 6.125% 6/1/33 #	400,000	413,758
Esab 144A 6.25% 4/15/29 #	365,000	375,756
Goat Holdco 144A 6.75% 2/1/32 #	170,000	174,736
Manitowoc 144A 9.25% 10/1/31 #	180,000	193,563
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Mauser Packaging Solutions Holding
144A 7.875% 4/15/30 #	245,000	$ 243,294
144A 9.25% 4/15/30 #	603,000	581,895
Sealed Air
144A 6.50% 7/15/32 #	130,000	135,182
144A 7.25% 2/15/31 #	90,000	93,833

Terex 144A 6.25% 10/15/32 #	350,000	359,347
TransDigm
144A 6.625% 3/1/32 #	55,000	57,292
144A 6.875% 12/15/30 #	615,000	643,921
Trivium Packaging Finance
144A 8.25% 7/15/30 #	180,000	193,095
144A 12.25% 1/15/31 #	200,000	217,179
		6,391,496
Consumer Goods — 1.03%
Cerdia Finanz 144A 9.375% 10/3/31 #	370,000	384,337
Fiesta Purchaser
144A 7.875% 3/1/31 #	175,000	183,308
144A 9.625% 9/15/32 #	165,000	173,335
		740,980
Electric — 2.84%
California Buyer 144A 6.375% 2/15/32 #	247,000	247,942
Hawaiian Electric 144A 6.00% 10/1/33 #	216,000	219,111
Lightning Power 144A 7.25% 8/15/32 #	440,000	468,123
NRG Energy 144A 6.00% 1/15/36 #	375,000	380,163
Vistra
144A 7.00% 12/15/26 #, μ, ψ	345,000	352,315
144A 8.00% 10/15/26 #, μ, ψ	365,000	375,590
		2,043,244
Energy — 9.54%
Archrock Partners 144A 6.625% 9/1/32 #	355,000	366,369
Civitas Resources 144A 8.625% 11/1/30 #	355,000	372,280
Crescent Energy Finance 144A 8.375% 1/15/34 #	160,000	159,032
Genesis Energy
7.75% 2/1/28	175,000	175,830
7.875% 5/15/32	85,000	88,667

Gulfport Energy Operating 144A 6.75% 9/1/29 #	365,000	377,385

2

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Hilcorp Energy I
144A 6.00% 4/15/30 #	520,000	$ 507,319
144A 6.00% 2/1/31 #	208,000	198,538
144A 6.25% 4/15/32 #	83,000	78,425

Matador Resources 144A 6.25% 4/15/33 #	260,000	261,339
Murphy Oil 6.00% 10/1/32	139,000	138,953
Nabors Industries
144A 7.625% 11/15/32 #	190,000	186,867
144A 8.875% 8/15/31 #	71,000	68,925

NGL Energy Operating 144A 8.375% 2/15/32 #	350,000	362,677
Noble Finance II 144A 8.00% 4/15/30 #	275,000	285,880
NuStar Logistics
6.00% 6/1/26	267,000	268,499
6.375% 10/1/30	278,000	292,777

Permian Resources Operating 144A 7.00% 1/15/32 #	235,000	245,810
Rockies Express Pipeline 144A 6.75% 3/15/33 #	269,000	284,217
SM Energy 144A 6.75% 8/1/29 #	125,000	125,987
Sunoco 144A 7.25% 5/1/32 #	200,000	211,599
Transocean International
144A 7.875% 10/15/32 #	333,000	349,362
144A 8.50% 5/15/31 #	80,000	79,295
USA Compression Partners
144A 6.25% 10/1/33 #	350,000	354,365
144A 7.125% 3/15/29 #	140,000	144,982
Venture Global LNG
144A 7.00% 1/15/30 #	175,000	168,550
144A 8.375% 6/1/31 #	340,000	338,302
Venture Global Plaquemines LNG
144A 6.125% 12/15/30 #	168,000	171,179
144A 7.50% 5/1/33 #	178,000	192,428
		6,855,838
Financial Services — 6.31%
Air Lease 4.65% 6/15/26 μ, ψ	450,000	447,046
Azorra Finance 144A 7.75% 4/15/30 #	375,000	397,419
CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #	361,000	368,670
Focus Financial Partners 144A 6.75% 9/15/31 #	352,000	362,102
FTAI Aviation Investors 144A 7.00% 6/15/32 #	365,000	383,988
Jefferies Finance 144A 6.625% 10/15/31 #	400,000	393,948
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Financial Services (continued)
OneMain Finance
6.625% 5/15/29	251,000	$ 260,286
6.75% 9/15/33	172,000	174,387
7.125% 9/15/32	86,000	89,455
PennyMac Financial Services
144A 6.875% 5/15/32 #	175,000	183,303
144A 6.875% 2/15/33 #	255,000	266,386

Shift4 Payments 144A 6.75% 8/15/32 #	530,000	547,536
UBS Group
144A 6.85% 9/10/29 #, μ, ψ	200,000	205,315
144A 7.125% 8/10/34 #, μ, ψ	200,000	205,070

UWM Holdings 144A 6.25% 3/15/31 #	246,000	245,726
		4,530,637
Healthcare — 9.01%
Acadia Healthcare 144A 7.375% 3/15/33 #	360,000	364,051
AMN Healthcare 144A 6.50% 1/15/31 #	250,000	250,222
AthenaHealth Group 144A 6.50% 2/15/30 #	200,000	199,568
Avantor Funding 144A 3.875% 11/1/29 #	425,000	408,302
CHS
144A 4.75% 2/15/31 #	470,000	419,033
144A 6.125% 4/1/30 #	90,000	72,193
144A 6.875% 4/15/29 #	90,000	80,185
144A 9.75% 1/15/34 #	265,000	278,668
DaVita
144A 3.75% 2/15/31 #	240,000	222,212
144A 4.625% 6/1/30 #	210,000	204,344

GENMAB 144A 6.25% 12/15/32 #	355,000	364,067
Global Medical Response 144A 7.375% 10/1/32 #	307,000	319,703
Grifols 144A 4.75% 10/15/28 #	270,000	266,852
Medline Borrower
144A 3.875% 4/1/29 #	385,000	376,147
144A 5.25% 10/1/29 #	260,000	261,559

Molina Healthcare 144A 6.50% 2/15/31 #	250,000	257,070
Opal Bidco 144A 6.50% 3/31/32 #	320,000	327,974
Organon & Co. 144A 5.125% 4/30/31 #	435,000	360,587
Raven Acquisition Holdings 144A 6.875% 11/15/31 #	285,000	293,944
Surgery Center Holdings 144A 7.25% 4/15/32 #	370,000	374,706
    3

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Fund for Income Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)

Tenet Healthcare 144A 5.50% 11/15/32 #	760,000	$ 770,910
		6,472,297
Insurance — 3.13%
Acrisure 144A 6.75% 7/1/32 #	350,000	362,088
Amynta Agency Borrower and Amynta Warranty Borrower 144A 7.50% 7/15/33 #	268,000	272,564
Ardonagh Finco 144A 7.75% 2/15/31 #	425,000	445,857
Howden UK Refinance
144A 7.25% 2/15/31 #	235,000	242,154
144A 8.125% 2/15/32 #	220,000	227,285

HUB International 144A 7.375% 1/31/32 #	185,000	194,283
Jones Deslauriers Insurance Management
144A 6.875% 10/1/33 #	350,000	338,185
144A 8.50% 3/15/30 #	159,000	166,760
		2,249,176
Leisure — 4.12%
Boyd Gaming 144A 4.75% 6/15/31 #	425,000	415,534
Caesars Entertainment
144A 6.00% 10/15/32 #	370,000	360,087
144A 6.50% 2/15/32 #	180,000	184,493
144A 7.00% 2/15/30 #	275,000	284,935

Carnival 144A 6.125% 2/15/33 #	263,000	271,709
Life Time 144A 6.00% 11/15/31 #	365,000	374,175
Lindblad Expeditions 144A 7.00% 9/15/30 #	178,000	185,771
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	597,000	608,011
Six Flags Entertainment 144A 6.625% 5/1/32 #	270,000	272,431
		2,957,146
Media — 8.75%
Arches Buyer 144A 6.125% 12/1/28 #	215,000	209,899
CCO Holdings
144A 4.50% 8/15/30 #	875,000	824,400
4.50% 5/1/32	120,000	107,782
144A 5.375% 6/1/29 #	365,000	361,131

Cimpress 144A 7.375% 9/15/32 #	255,000	260,420
Clear Channel Outdoor Holdings 144A 7.50% 3/15/33 #	195,000	206,139
CMG Media 144A 8.875% 6/18/29 #	400,000	343,984
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
CSC Holdings
144A 4.50% 11/15/31 #	200,000	$ 122,468
144A 5.00% 11/15/31 #	240,000	85,925
Gray Media
144A 5.375% 11/15/31 #	481,000	361,113
144A 7.25% 8/15/33 #	155,000	158,476

McGraw-Hill Education 144A 7.375% 9/1/31 #	433,000	457,171
Midcontinent Communications 144A 8.00% 8/15/32 #	345,000	353,582
Nexstar Media 144A 4.75% 11/1/28 #	320,000	317,848
Sirius XM Radio 144A 4.00% 7/15/28 #	935,000	915,202
Snap 144A 6.875% 3/1/33 #	360,000	373,333
Stagwell Global 144A 5.625% 8/15/29 #	380,000	370,847
Univision Communications 144A 7.375% 6/30/30 #	375,000	382,499
Versant Media Group 144A 7.25% 1/30/31 #	68,000	70,193
		6,282,412
Real Estate — 1.93%
Forestar Group 144A 6.50% 3/15/33 #	180,000	183,721
Iron Mountain
144A 5.25% 3/15/28 #	460,000	462,686
144A 5.25% 7/15/30 #	260,000	257,058

RHP Hotel Properties 144A 6.50% 6/15/33 #	345,000	360,031
Starwood Property Trust 144A 6.50% 7/1/30 #	114,000	119,315
		1,382,811
Retail — 3.66%
Asbury Automotive Group
144A 4.625% 11/15/29 #	90,000	88,543
4.75% 3/1/30	320,000	316,598
Bath & Body Works
6.875% 11/1/35	295,000	298,749
6.95% 3/1/33	200,000	198,806

Carvana PIK 144A 9.00% 6/1/30 #, >	138,450	145,289
Magnera 144A 7.25% 11/15/31 #	635,000	624,018
Murphy Oil USA 144A 3.75% 2/15/31 #	450,000	422,790
Victra Holdings 144A 8.75% 9/15/29 #	265,000	280,894
William Carter 144A 7.375% 2/15/31 #	245,000	253,612
		2,629,299

4

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Services — 3.68%
ADT Security 144A 4.125% 8/1/29 #	470,000	$ 459,470
Albion Financing 1 144A 7.00% 5/21/30 #	205,000	214,790
Herc Holdings
144A 6.00% 3/15/34 #	179,000	181,496
144A 7.00% 6/15/30 #	115,000	121,098
144A 7.25% 6/15/33 #	75,000	79,573

Prime Security Services Borrower 144A 5.75% 4/15/26 #	13,000	13,019
QXO Building Products 144A 6.75% 4/30/32 #	89,000	93,024
Resideo Funding 144A 6.50% 7/15/32 #	310,000	317,683
Synergy Infrastructure Holdings 144A 7.875% 12/1/30 #	142,000	147,570
White Cap Supply Holdings 144A 7.375% 11/15/30 #	623,000	646,838
Williams Scotsman 144A 6.625% 4/15/30 #	355,000	368,172
		2,642,733
Technology & Electronics — 3.55%
Capstone Borrower 144A 8.00% 6/15/30 #	216,000	222,669
Cipher Compute 144A 7.125% 11/15/30 #	107,000	109,111
Cloud Software Group 144A 6.50% 3/31/29 #	575,000	582,905
Entegris
144A 4.75% 4/15/29 #	212,000	212,673
144A 5.95% 6/15/30 #	230,000	234,774

ION Platform Finance US 144A 7.875% 9/30/32 #	400,000	380,043
Seagate Data Storage Technology 144A 5.75% 12/1/34 #	210,000	215,749
Sensata Technologies 144A 4.00% 4/15/29 #	356,000	348,828
WULF Compute 144A 7.75% 10/15/30 #	138,000	142,279
Zebra Technologies 144A 6.50% 6/1/32 #	100,000	103,649
		2,552,680
Telecommunications — 3.99%
Connect Finco 144A 9.00% 9/15/29 #	295,000	313,287
Digicel International Finance 144A 8.625% 8/1/32 #	200,000	207,655
Iliad Holding 144A 8.50% 4/15/31 #	600,000	646,139
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
Rogers Communications 7.125% 4/15/55 μ	310,000	$ 326,599
Sable International Finance 144A 7.125% 10/15/32 #	400,000	405,725
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	485,000	448,139
VZ Secured Financing 144A 5.00% 1/15/32 #	285,000	258,134
Windstream Services 144A 7.50% 10/15/33 #	255,000	261,619
		2,867,297
Total Corporate Bonds (cost $62,312,700)		63,141,102

Loan Agreements — 5.35%
Automotive — 0.19%
Clarios Global 6.466% (SOFR01M + 2.75%) 1/28/32 •	134,663	135,167
		135,167
Basic Industry — 0.83%
Form Technologies 9.62% (SOFR03M + 5.75%) 7/19/30 •	157,210	142,275
Hunter Douglas Holding Tranche B-1 6.672% (SOFR03M + 3.00%) 1/17/32 •	182,141	183,450
Ineos Quattro Holdings UK Tranche B 7.966% (SOFR01M + 4.25%) 10/7/31 •	173,687	118,108
Usalco 7.216% (SOFR01M + 3.50%) 9/30/31 •	152,584	153,394
		597,227
Capital Goods — 0.07%
Clydesdale Acquisition Holdings Tranche B 6.966% (SOFR01M + 3.25%) 4/1/32 •	54,449	54,469
		54,469
Electric — 0.00%
Calpine 5.466% (SOFR01M + 1.75%) 2/15/32 •	452	452
		452
Healthcare — 1.73%
Bausch & Lomb 7.966% (SOFR01M + 4.25%) 1/15/31 •	345,838	347,891
Cotiviti 7.625% 5/1/31	361,000	350,847
Heartland Dental 7.466% (SOFR01M + 3.75%) 8/25/32 •	540,409	543,280
		1,242,018
    5

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Fund for Income Series
	Principalamount°	Value (US $)

Loan Agreements (continued)
Leisure — 0.25%
Scientific Games Holdings 6.934% (SOFR03M + 3.00%) 4/4/29 •	181,966	$ 179,032
		179,032
Media — 0.04%
Univision Communications 1st Lien 7.922% (SOFR03M + 4.25%) 6/24/29 •	30,884	30,987
		30,987
Retail — 0.28%
Flynn Restaurant Group 7.466% (SOFR01M + 3.75%) 1/28/32 •	198,500	199,586
		199,586
Services — 0.50%
Staples 9.604% (SOFR03M + 5.75%) 9/4/29 •	375,250	357,504
		357,504
Technology & Electronics — 1.46%
Applied Systems 2nd Lien 8.172% (SOFR03M + 4.50%) 2/23/32 •	341,000	347,479
Clover Holdings 2 7.75% 12/9/31	398,000	397,005
Commscope 8.466% (SOFR01M + 4.75%) 12/17/29 •	175,000	175,591
Icon Parent I 8.841% (SOFR03M + 5.00%) 11/12/32 •	130,000	130,650
		1,050,725
Total Loan Agreements (cost $3,902,027)		3,847,167
	Number of shares
Short-Term Investments — 1.32%
Money Market Mutual Funds — 1.32%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	236,484	236,484
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	236,486	236,486
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	236,486	236,486
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	236,486	$ 236,486
Total Short-Term Investments (cost $945,942)		945,942

Total Value of Securities—97.68% (cost $69,436,606)		70,167,108
Receivables and Other Assets Net of Liabilities—2.32%		1,666,215
Net Assets Applicable to 12,623,020 Shares Outstanding—100.00%		$71,833,323
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $59,161,879, which represents 82.36% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.
X	This loan will settle after December 31, 2025, at which time the interest rate, based on the SOFR and the agreed upon spread on trade date, will be reflected.

6

Unfunded Loan Commitments
The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at December 31, 2025:
Borrower	Principal Amount	Value	Commitment	Unrealized Appreciation (Depreciation)
Usalco TBD 9/30/31 X	$15,879	$15,963	$15,879	$84
Summary of abbreviations:
CLO – Collateralized Loan Obligation
LNG – Liquefied Natural Gas
PIK – Payment-in-kind
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TBD – To be determined
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.
    7

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Fund for Income Series
December 31, 2025
Assets:
Investments, at value*	$70,167,108
Cash	65,096
Interest receivable	1,098,651
Receivable for securities sold	600,133
Prepaid expenses	6,295
Receivable for series shares sold	704
Unrealized appreciation on unfunded loan commitments**	84
Other assets	633
Total Assets	71,938,704
Liabilities:
Accounting and administration expenses payable to non-affiliates	47,614
Payable for series shares redeemed	19,314
Investment management fees payable to affiliates	15,788
Pricing fees payable	12,971
Other accrued expenses	7,779
Distribution fees payable to affiliates	714
Accounting and administration expenses payable to affiliates	610
Dividend disbursing and transfer agent fees and expenses payable to affiliates	451
Legal fees payable to affiliates	140
Total Liabilities	105,381
Total Net Assets	$71,833,323

Net Assets Consist of:
Paid-in capital	$80,049,187
Total distributable earnings (loss)	(8,215,864)
Total Net Assets	$71,833,323

Net Asset Value

Standard Class:
Net assets	$68,951,701
Shares of beneficial interest outstanding, unlimited authorization, no par	12,109,677
Net asset value per share	$5.69

Service Class:
Net assets	$2,881,622
Shares of beneficial interest outstanding, unlimited authorization, no par	513,343
Net asset value per share	$5.61
*Investments, at cost	$69,436,606
**See Note 9 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    8

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Fund for Income Series
Year ended December 31, 2025
Investment Income:
Interest	$4,870,884
Dividends	92,270
4,963,154

Expenses:
Management fees	463,022
Distribution expenses — Service Class	6,627
Accounting and administration expenses	64,677
Audit and tax fees	46,334
Reports and statements to shareholders expenses	12,610
Legal fees	7,206
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	5,736
Trustees’ fees	3,618
Custodian fees	3,084
Other	23,584
636,498
Less expenses waived	(101,936)
Less expenses paid indirectly	(800)
Total operating expenses	533,762
Net Investment Income (Loss)	4,429,392

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(201,073)
Net increase from payment by affiliates[1]	561
Net realized gain (loss)	(200,512)
Net change in unrealized appreciation (depreciation) on investments	2,001,538
Net Realized and Unrealized Gain (Loss)	1,801,026
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,230,418
[1]	See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    9

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Fund for Income Series
	Year ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,429,392	$4,678,986
Net realized gain (loss)	(201,073)[1]	(1,516,323)
Net increase from payment by affiliates	561[2]	—
Net change in unrealized appreciation (depreciation)	2,001,538	1,483,959
Net increase (decrease) in net assets resulting from operations	6,230,418	4,646,622

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(4,642,210)	(4,910,224)
Service Class	(130,367)	(108,433)
	(4,772,577)	(5,018,657)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	606,040	972,573
Service Class	1,175,768	692,080

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,642,210	4,910,224
Service Class	130,367	108,433
	6,554,385	6,683,310
Cost of shares redeemed:
Standard Class	(7,856,909)	(8,285,115)
Service Class	(273,593)	(76,001)
	(8,130,502)	(8,361,116)
Decrease in net assets derived from capital share transactions	(1,576,117)	(1,677,806)
Net Decrease in Net Assets	(118,276)	(2,049,841)

Net Assets:
Beginning of year	71,951,599	74,001,440
End of year	$71,833,323	$71,951,599
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    10

Financial highlights
Nomura VIP Fund for Income Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$5.60	$5.65	$5.31	$6.41	$6.44

Income (loss) from investment operations:
Net investment income[1]	0.35	0.36	0.35	0.30	0.28
Net realized and unrealized gain (loss)	0.13	(0.02)	0.33	(0.99)	0.02
Payment by affiliates	—[2]	—	—	—	—
Total from investment operations	0.48	0.34	0.68	(0.69)	0.30

Less dividends and distributions from:
Net investment income	(0.39)	(0.39)	(0.34)	(0.32)	(0.33)
Net realized gain	—	—	—	(0.09)	—
Total dividends and distributions	(0.39)	(0.39)	(0.34)	(0.41)	(0.33)

Net asset value, end of period	$5.69	$5.60	$5.65	$5.31	$6.41

Total return[3]	9.15%[2,4]	6.53%[4]	13.27%[4]	(11.06%)[4]	4.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,952	$70,160	$72,921	$73,373	$93,166
Ratio of expenses to average net assets[5]	0.74%	0.74%	0.74%	0.75%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.83%	0.85%	0.86%	0.80%
Ratio of net investment income to average net assets	6.23%	6.43%	6.63%	5.40%	4.45%
Ratio of net investment income to average net assets prior to fees waived	6.09%	6.34%	6.52%	5.29%	4.45%
Portfolio turnover	45%	56%	33%	35%	86%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    11

Financial highlights
Nomura VIP Fund for Income Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended			3/31/22[1] to 12/31/22
	12/31/25	12/31/24	12/31/23
Net asset value, beginning of period	$5.54	$5.62	$5.30	$6.13

Income (loss) from investment operations:
Net investment income[2]	0.32	0.34	0.34	0.23
Net realized and unrealized gain (loss)	0.13	(0.01)	0.31	(0.65)
Payment by affiliates	—[3]	—	—	—
Total from investment operations	0.45	0.33	0.65	(0.42)

Less dividends and distributions from:
Net investment income	(0.38)	(0.41)	(0.33)	(0.32)
Net realized gain	—	—	—	(0.09)
Total dividends and distributions	(0.38)	(0.41)	(0.33)	(0.41)

Net asset value, end of period	$5.61	$5.54	$5.62	$5.30

Total return[4]	8.80%[3]	6.30%	12.85%	(7.18%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,881	$1,792	$1,080	$446
Ratio of expenses to average net assets[5]	1.04%	1.04%	1.04%	1.04%
Ratio of expenses to average net assets prior to fees waived[5]	1.18%	1.13%	1.15%	1.23%
Ratio of net investment income to average net assets	5.92%	6.13%	6.38%	5.90%
Ratio of net investment income to average net assets prior to fees waived	5.78%	6.04%	6.27%	5.71%
Portfolio turnover	45%	56%	33%	35%[6]
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[5]	Expense ratios do not include expenses of any investment companies in which the Series invests.
[6]	Portfolio turnover is representative of the Series for the entire period.
See accompanying notes, which are an integral part of the financial statements.
12

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Fund for Income Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Fund for Income Series (formerly, Macquarie VIP Fund for Income Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation — Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series' valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. Open-end investment companies, other than exchange-traded funds (ETFs), are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the New York Stock Exchange. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
    13

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Fund for Income Series
1. Significant Accounting Policies (continued)
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $798 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $2 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
    14

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.74% of the Series’ average daily net assets from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from January 1, 2025 through April 30, 2026, unless terminated by agreement of DMC and the Series, is as follows:
Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.74%	1.04%
Prior to the Closing Date, DMC sought investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (each, a Prior Affiliated Sub-Advisor and collectively, the Prior Affiliated Sub-Advisors). Prior to the Closing Date, DMC also permitted these Prior Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize a Prior Affiliated Sub-Advisor's specialized market knowledge. Although the Prior Affiliated Sub-Advisors served as sub-advisors, DMC had ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, paid each Prior Affiliated Sub-Advisor a portion of its investment management fee. As of the Closing Date, each Prior Affiliated Sub-Advisor no longer served as a sub-advisor to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $7,239 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $5,343 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $1,580 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
    15

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Fund for Income Series
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
During the year ended December 31, 2025, DMC reimbursed the Series $561 in connection with trade errors. These amounts are included in “Net increase from payment by affiliates” in the “Statement of operations.” Payment by affiliates had no impact on total return.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series’ investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series name change to Nomura VIP Fund for Income Series went effective.
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$30,914,258
Sales	32,639,621
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$69,541,352
Aggregate unrealized appreciation of investments	$1,652,678
Aggregate unrealized depreciation of investments	(1,026,922)
Net unrealized appreciation of investments	$625,756
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default
    16

rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
	Level 1	Level 2	Total
Securities
Assets:
Collateralized Loan Obligations	$—	$2,232,897	$2,232,897
Corporate Bonds	—	63,141,102	63,141,102
Loan Agreements	—	3,847,167	3,847,167
Short-Term Investments	945,942	—	945,942
Total Value of Securities	$945,942	$69,221,166	$70,167,108
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2025, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$4,772,577	$5,018,657
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$80,049,187
Undistributed ordinary income	4,452,254
Capital loss carryforwards	(13,293,958)
Unrealized appreciation (depreciation) of investments	625,840
Net assets	$71,833,323
The difference between the components of net assets unrealized and tax cost unrealized is due to a different tax treatment for the unrealized appreciation/depreciation on the unfunded loan commitment.
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Notes to financial statements
Delaware VIP® Trust — Nomura VIP Fund for Income Series
5. Components of Net Assets on a Tax Basis (continued)
The differences between book basis and tax basis components of net assets are primarily attributable to market discount on debt instruments.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the Series had no reclassifications.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2025, the Series has capital loss carryforwards available to offset future realized capital gains as follows:
Loss carryforward character*
Short-term	Long-term	Total
$1,829,729	$11,464,229	$13,293,958
* A portion of the Series’ capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	108,896	174,214
Service Class	214,838	124,296

Shares issued upon reinvestment of dividends and distributions:
Standard Class	891,019	935,281
Service Class	25,314	20,852
	1,240,067	1,254,643
Shares redeemed:
Standard Class	(1,413,551)	(1,494,602)
Service Class	(50,289)	(13,832)
	(1,463,840)	(1,508,434)
Net decrease	(223,773)	(253,791)
7. Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
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8. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
9. Credit and Market Risks
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the
    19

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Fund for Income Series
9. Credit and Market Risks (continued)
Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.
As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.
The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
12. Subsequent Events
On or about May 1, 2026, Nomura Corporate Research and Asset Management Inc. (“NCRAM”), located at 309 West 49th Street, New York, NY 10019, will become a sub-advisor to the Series and the changes described in the Trust’s February 11, 2026 supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information for the Series will become effective.
Management has determined that no other material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
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Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Fund for Income Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of  Nomura VIP Fund for Income Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
    21

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Fund for Income Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series' total distributions.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Fund for Income Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
11,497,252	359,232	1,151,119
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly, Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment
    22

Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
    23

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Fund for Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
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Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Fund for Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
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Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received
    27

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Fund for Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees.
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The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board
    29

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Fund for Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all
    30

reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating
    31

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Fund for Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    32

(5158257)
AR-VIPFFI-0226

Delaware VIP® Trust
Nomura VIP Limited Duration Bond Series
(formerly, Macquarie VIP Limited Duration Bond Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Limited Duration Bond Series
December 31, 2025
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.76%
Freddie Mac REMICs Series 5092 WG 1.00% 4/25/31	125,811	$ 119,396
Total Agency Collateralized Mortgage Obligations (cost $126,558)		119,396

Agency Mortgage-Backed Securities — 7.05%
Fannie Mae S.F. 30 yr
5.50% 2/1/55	115,674	117,317
6.00% 9/1/53	134,843	138,725
6.00% 8/1/54	207,696	213,275
6.50% 3/1/55	144,965	150,585
7.00% 2/1/55	39,179	41,193
Freddie Mac S.F. 30 yr
5.50% 11/1/54	148,601	150,711
5.50% 2/1/55	30,572	31,007
GNMA II S.F. 30 yr
5.50% 2/20/55	135,892	137,385
6.00% 3/20/55	80,144	81,728
6.50% 4/20/55	42,678	44,146
Total Agency Mortgage-Backed Securities (cost $1,091,154)		1,106,072

Collateralized Loan Obligations — 1.60%
Dryden 83 CLO Series 2020-83A AR 144A 5.414% (TSFR03M + 1.53%, Floor 1.53%) 4/18/37 #, •	250,000	250,623
Total Collateralized Loan Obligations (cost $250,000)		250,623

Corporate Bonds — 26.49%
Banking — 7.68%
Bank of America
1.734% 7/22/27 μ	25,000	24,684
5.162% 1/24/31 μ	35,000	36,140
5.819% 9/15/29 μ	40,000	41,758
6.204% 11/10/28 μ	40,000	41,576
6.25% 7/26/30 μ, ψ	65,000	66,062
6.625% 5/1/30 μ, ψ	20,000	20,855
Bank of New York Mellon
4.942% 2/11/31 μ	30,000	30,859
5.802% 10/25/28 μ	38,000	39,289
Citigroup
4.503% 9/11/31 μ	40,000	40,135
6.625% 2/15/31 μ, ψ	10,000	10,167
6.75% 2/15/30 μ, ψ	16,000	16,299

Citizens Financial Group 5.253% 3/5/31 μ	55,000	56,533
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group
1.542% 9/10/27 μ	80,000	$ 78,620
4.369% 10/21/31 μ	40,000	39,913
5.218% 4/23/31 μ	40,000	41,322

Huntington Bancshares 6.25% 10/15/30 μ, ψ	25,000	25,118
JPMorgan Chase & Co.
1.47% 9/22/27 μ	35,000	34,368
5.103% 4/22/31 μ	30,000	30,987
5.571% 4/22/28 μ	30,000	30,605
5.572% 4/22/36 μ	12,000	12,595
Morgan Stanley
3.95% 4/23/27	15,000	14,995
4.133% 10/18/29 μ	15,000	14,997
5.192% 4/17/31 μ	10,000	10,313
PNC Financial Services Group
4.899% 5/13/31 μ	15,000	15,356
5.222% 1/29/31 μ	40,000	41,417

Popular 7.25% 3/13/28	15,000	15,819
State Street
4.543% 4/24/28 μ	11,000	11,095
4.834% 4/24/30	15,000	15,450

Truist Bank 4.632% 9/17/29 μ	215,000	215,804
US Bancorp
4.653% 2/1/29 μ	13,000	13,165
5.046% 2/12/31 μ	65,000	66,788
6.787% 10/26/27 μ	15,000	15,332
Wells Fargo & Co.
5.15% 4/23/31 μ	15,000	15,487
5.244% 1/24/31 μ	20,000	20,721
		1,204,624
Basic Industry — 0.42%
BHP Billiton Finance USA 4.75% 2/28/28	25,000	25,403
Rio Tinto Finance USA 4.50% 3/14/28	40,000	40,504
		65,907
Brokerage — 0.35%
Apollo Global Management 4.60% 1/15/31	20,000	20,120
Brookfield Asset Management 4.653% 11/15/30	35,000	35,295
		55,415
Capital Goods — 1.95%
Amphenol
2.20% 9/15/31	15,000	13,405
4.125% 11/15/30	15,000	14,926
    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Limited Duration Bond Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Boeing
6.259% 5/1/27	10,000	$ 10,265
6.388% 5/1/31	10,000	10,857

Mauser Packaging Solutions Holding 144A 7.875% 4/15/30 #	15,000	14,895
Northrop Grumman 4.65% 7/15/30	80,000	81,457
Parker-Hannifin 4.25% 9/15/27	70,000	70,462
RTX 5.75% 11/8/26	89,000	90,239
		306,506
Communications — 0.92%
CCO Holdings 144A 6.375% 9/1/29 #	14,000	14,199
Meta Platforms 4.60% 11/15/32	25,000	25,208
T-Mobile USA 3.75% 4/15/27	105,000	104,703
		144,110
Consumer Cyclical — 1.50%
Amazon.com 4.10% 11/20/30	25,000	25,035
General Motors Financial
4.20% 10/27/28	50,000	50,082
5.00% 7/15/27	80,000	81,092

Gildan Activewear 144A 4.70% 10/7/30 #	40,000	39,816
Lowe's
3.95% 10/15/27	15,000	15,019
4.25% 3/15/31	25,000	24,902
		235,946
Consumer Non-Cyclical — 1.87%
AbbVie 4.80% 3/15/29	65,000	66,610
Bunge Limited Finance 2.75% 5/14/31	70,000	64,319
Cargill 144A 4.125% 10/23/30 #	20,000	19,920
Merck & Co.
3.85% 3/15/29	15,000	14,997
4.15% 3/15/31	45,000	44,871

Pfizer 4.20% 11/15/30	15,000	15,073
Royalty Pharma 1.75% 9/2/27	55,000	53,011
Thermo Fisher Scientific 1.75% 10/15/28	15,000	14,177
		292,978
Electric — 3.31%
American Electric Power 5.80% 3/15/56 μ	15,000	14,898
Black Hills 4.55% 1/31/31	20,000	20,013
Duke Energy Carolinas 3.95% 11/15/28	85,000	85,254
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Duke Energy Florida 4.20% 12/1/30	20,000	$ 20,039
FirstEnergy Pennsylvania Electric 144A 5.20% 4/1/28 #	60,000	61,308
National Rural Utilities Cooperative Finance
4.15% 8/25/28	15,000	15,083
4.45% 3/13/26	55,000	55,017
4.80% 3/15/28	40,000	40,769

NRG Energy 144A 4.734% 10/15/30 #	30,000	30,058
PSEG Power 144A 5.20% 5/15/30 #	55,000	56,286
Vistra 144A 7.00% 12/15/26 #, μ, ψ	30,000	30,636
Vistra Operations 144A 4.30% 7/15/29 #	90,000	89,413
		518,774
Energy — 1.90%
ConocoPhillips 4.30% 8/15/28	17,000	17,088
Enbridge 4.90% 6/20/30	15,000	15,340
Energy Transfer
5.55% 2/15/28	55,000	56,484
6.50% 2/15/56 μ	45,000	44,871

Enterprise Products Operating 4.60% 1/15/31	25,000	25,315
Kinder Morgan 5.10% 8/1/29	35,000	36,047
ONEOK 5.65% 11/1/28	60,000	62,336
Shell Finance US 4.125% 11/6/30	10,000	10,002
Targa Resources 4.35% 1/15/29	15,000	15,045
USA Compression Partners 144A 7.125% 3/15/29 #	15,000	15,534
		298,062
Finance Companies — 2.53%
AerCap Ireland Capital DAC 5.10% 1/19/29	150,000	153,400
Apollo Debt Solutions
6.70% 7/29/31	30,000	31,673
6.90% 4/13/29	30,000	31,494

Ares Capital 5.10% 1/15/31	45,000	44,465
Aviation Capital Group 144A 4.80% 10/24/30 #	40,000	40,036
Avolon Holdings Funding 144A 4.95% 1/15/28 #	20,000	20,253
Blackstone Private Credit Fund
5.05% 9/10/30	20,000	19,704
5.60% 11/22/29	30,000	30,327

2

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)

Blue Owl Credit Income 6.60% 9/15/29	25,000	$ 25,750
		397,102
Insurance — 1.59%
Arthur J Gallagher & Co. 4.85% 12/15/29	135,000	138,231
New York Life Global Funding 144A 5.45% 9/18/26 #	40,000	40,443
Principal Life Global Funding II 144A 4.25% 8/18/28 #	70,000	70,331
		249,005
Technology — 2.28%
Accenture Capital 4.05% 10/4/29	60,000	60,248
Broadcom 4.90% 7/15/32	15,000	15,322
NXP 4.30% 8/19/28	65,000	65,256
Oracle
4.45% 9/26/30	20,000	19,571
4.50% 5/6/28	30,000	30,001
6.15% 11/9/29	15,000	15,666

Roper Technologies 4.25% 9/15/28	80,000	80,301
Verisk Analytics 4.50% 8/15/30	70,000	70,561
		356,926
Transportation — 0.19%
ERAC USA Finance 144A 4.60% 5/1/28 #	20,000	20,282
United Airlines 144A 4.375% 4/15/26 #	10,000	9,994
		30,276
Total Corporate Bonds (cost $4,108,042)		4,155,631

Government Agency Obligation — 0.03%
Equinor 4.50% 9/3/30	5,000	5,075
Total Government Agency Obligation (cost $5,070)		5,075

Non-Agency Asset-Backed Securities — 14.05%
ARI Fleet Lease Trust Series 2025-A B 144A 4.70% 1/17/34 #	100,000	100,897
Enterprise Fleet Financing Series 2023-3 A2 144A 6.40% 3/20/30 #	44,204	44,747
Ford Credit Auto Lease Trust Series 2024-A A3 5.06% 5/15/27	34,962	35,027
Ford Credit Auto Owner Trust Series 2024-B A3 5.10% 4/15/29	100,000	101,286
	Principalamount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust Series 2024-1 A1 144A 5.29% 4/15/29 #	200,000	$ 203,538
GMF Floorplan Owner Revolving Trust Series 2023-1 A2 144A 5.134% (SOFR + 1.15%) 6/15/28 #, •	250,000	250,748
Hyundai Auto Lease Securitization Trust
Series 2024-A A3 144A 5.02% 3/15/27 #	58,847	58,972
Series 2024-C A3 144A 4.62% 4/17/28 #	100,000	100,626

Hyundai Auto Receivables Trust Series 2025-D A2A 4.03% 11/15/28	100,000	100,211
Mercedes-Benz Auto Lease Trust Series 2024-A A2B 4.404% (SOFR + 0.42%) 2/16/27 •	14,908	14,911
NextGear Floorplan Master Owner Trust Series 2024-1A A1 144A 4.884% (SOFR + 0.90%, Floor 0.90%) 3/15/29 #, •	200,000	200,941
PFS Financing
Series 2024-B A 144A 4.95% 2/15/29 #	200,000	202,083
Series 2025-A A 144A 4.634% (SOFR + 0.65%, Floor 0.65%) 1/15/29 #, •	200,000	200,154

Porsche Innovative Lease Owner Trust Series 2024-1A A3 144A 4.67% 11/22/27 #	100,000	100,399
Santander Drive Auto Receivables Trust Series 2025-4 D 4.95% 1/15/32	100,000	100,365
Verizon Master Trust
Series 2024-3 A1A 5.34% 4/22/30	100,000	101,950
Series 2025-9 A1B 4.363% (SOFR + 0.42%) 10/21/30 •	200,000	200,045

Wheels Fleet Lease Funding 1 Series 2024-3A A1 144A 4.80% 9/19/39 #	87,307	88,228
Total Non-Agency Asset-Backed Securities (cost $2,190,163)		2,205,128

Non-Agency Collateralized Mortgage Obligations — 1.82%
Connecticut Avenue Securities Trust
Series 2023-R08 1M1 144A 5.374% (SOFR + 1.50%) 10/25/43 #, •	35,016	35,075
    3

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Limited Duration Bond Series
	Principalamount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust
Series 2025-R02 1M2 144A 5.474% (SOFR + 1.60%) 2/25/45 #, •	80,000	$ 80,025

Freddie Mac Structured Agency Credit Risk REMIC Trust Series 2023-HQA3 A1 144A 5.724% (SOFR + 1.85%) 11/25/43 #, •	43,486	43,881
OBX Trust Series 2023-NQM8 A1 144A 7.045% 9/25/63 #, φ	60,410	61,015
Verus Securitization Trust Series 2023-6 A1 144A 6.665% 9/25/68 #, φ	65,593	66,129
Total Non-Agency Collateralized Mortgage Obligations (cost $284,503)		286,125

US Treasury Obligations — 46.72%
US Treasury Notes
3.375% 9/15/28	460,000	458,167
3.50% 10/15/28	1,535,000	1,533,621
3.50% 11/15/28	1,340,000	1,338,691
3.625% 8/31/27	2,295,000	2,300,289
3.625% 10/31/30	210,000	209,147
3.625% 12/31/30	800,000	796,219
4.125% 2/28/27	690,000	694,744
Total US Treasury Obligations (cost $7,328,715)		7,330,878
	Number of shares
Short-Term Investments — 0.56%
Money Market Mutual Funds — 0.56%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	22,109	22,109
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	22,109	22,109
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	22,109	22,109
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	22,108	$ 22,108
Total Short-Term Investments (cost $88,435)		88,435

Total Value of Securities—99.08% (cost $15,472,640)		15,547,363
Receivables and Other Assets Net of Liabilities—0.92%		144,022
Net Assets Applicable to 1,708,452 Shares Outstanding—100.00%		$15,691,385
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $2,661,485, which represents 16.96% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
φ	Step coupon bond. Stated rate in effect at December 31, 2025 through maturity date.

4

The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 2 yr Notes
20	$4,175,781	$4,178,485	3/31/26	$—	$(2,704)	$(1,406)
Short Contracts:
US Treasury 5 yr Notes
(19)	(2,076,789)	(2,081,643)	3/31/26	4,854	—	—
US Treasury 10 yr Ultra Notes
(1)	(115,015)	(115,802)	3/20/26	787	—	187
US Treasury Long Bonds
(1)	(115,594)	(117,237)	3/20/26	1,643	—	219
		(2,314,682)		7,284	—	406
Total Futures Contracts		$1,863,803		$7,284	$(2,704)	$(1,000)
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series' total exposure in such contracts, whereas only the variation margin is reflected in the Series' net assets.
[1]	See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
Summary of abbreviations: (continued)
SOFR03M – Secured Overnight Financing Rate 3 Month
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

    5

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
December 31, 2025
Assets:
Investments, at value*	$15,547,363
Foreign currencies, at valueΔ	239
Cash	14,193
Cash collateral due from broker	35,994
Interest receivable	131,271
Receivable from investment manager	20,772
Prepaid expenses	3,983
Receivable for series shares sold	275
Other assets	172
Total Assets	15,754,262
Liabilities:
Accounting and administration expenses payable to non-affiliates	45,177
Pricing fees payable	9,679
Reports and statements to shareholders expenses payable to non-affiliates	4,958
Other accrued expenses	1,095
Variation margin due to broker on futures contracts	1,000
Payable for series shares redeemed	444
Accounting and administration expenses payable to affiliates	397
Dividend disbursing and transfer agent fees and expenses payable to affiliates	100
Legal fees payable to affiliates	27
Total Liabilities	62,877
Total Net Assets	$15,691,385

Net Assets Consist of:
Paid-in capital	$18,360,184
Total distributable earnings (loss)	(2,668,799)
Total Net Assets	$15,691,385

Net Asset Value

Standard Class:
Net assets	$15,691,385
Shares of beneficial interest outstanding, unlimited authorization, no par	1,708,452
Net asset value per share	$9.18
*Investments, at cost	$15,472,640
ΔForeign currencies, at cost	225
See accompanying notes, which are an integral part of the financial statements.
    6

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Limited Duration Bond Series
Year ended December 31, 2025
Investment Income:
Interest	$708,462
Dividends	17,309
725,771

Expenses:
Management fees	80,279
Accounting and administration expenses	58,455
Audit and tax fees	44,097
Pricing fees	12,906
Reports and statements to shareholders expenses	11,762
Custodian fees	2,799
Legal fees	2,006
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	1,311
Trustees’ fees	820
Other	4,541
218,976
Less expenses waived and reimbursed	(132,087)
Less expenses paid indirectly	(1,789)
Total operating expenses	85,100
Net Investment Income (Loss)	640,671

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	42,770
Futures contracts	(41,551)
Swap contracts	1,957
Net realized gain (loss)	3,176
Net change in unrealized appreciation (depreciation) on:
Investments	157,897
Foreign currencies	401
Futures contracts	3,969
Net change in unrealized appreciation (depreciation)	162,267
Net Realized and Unrealized Gain (Loss)	165,443
Net Increase (Decrease) in Net Assets Resulting from Operations	$806,114
See accompanying notes, which are an integral part of the financial statements.
    7

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Limited Duration Bond Series
	Year ended
	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$640,671	$692,391
Net realized gain (loss)	3,176	47,104
Net change in unrealized appreciation (depreciation)	162,267	347
Net increase (decrease) in net assets resulting from operations	806,114	739,842

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(726,208)	(674,203)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	505,254	630,796

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	726,208	674,203
	1,231,462	1,304,999
Cost of shares redeemed:
Standard Class	(2,383,279)	(3,349,203)
Decrease in net assets derived from capital share transactions	(1,151,817)	(2,044,204)
Net Decrease in Net Assets	(1,071,911)	(1,978,565)

Net Assets:
Beginning of year	16,763,296	18,741,861
End of year	$15,691,385	$16,763,296
See accompanying notes, which are an integral part of the financial statements.
    8

Financial highlights
Nomura VIP Limited Duration Bond Series Standard Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$9.15	$9.12	$8.89	$9.47	$9.74

Income (loss) from investment operations:
Net investment income[1]	0.36	0.35	0.27	0.18	0.09
Net realized and unrealized gain (loss)	0.09	0.02	0.19	(0.57)	(0.15)
Total from investment operations	0.45	0.37	0.46	(0.39)	(0.06)

Less dividends and distributions from:
Net investment income	(0.42)	(0.34)	(0.23)	(0.19)	(0.21)
Total dividends and distributions	(0.42)	(0.34)	(0.23)	(0.19)	(0.21)

Net asset value, end of period	$9.18	$9.15	$9.12	$8.89	$9.47

Total return[2]	5.07%	4.23%	5.29%	(4.19%)	(0.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,691	$16,763	$18,742	$19,595	$25,263
Ratio of expenses to average net assets[3]	0.53%	0.53%	0.53%	0.53%	0.60%
Ratio of expenses to average net assets prior to fees waived[3]	1.35%	1.13%	1.15%	1.14%	0.94%
Ratio of net investment income to average net assets	3.99%	3.88%	3.07%	2.03%	0.90%
Ratio of net investment income to average net assets prior to fees waived	3.17%	3.28%	2.45%	1.42%	0.56%
Portfolio turnover	247%	186%	124%	157%	252%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    9

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Limited Duration Bond Series (formerly, Macquarie VIP Limited Duration Bond Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation — Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security and CDS contracts valuations are then reviewed by DMC as part of its duties as the Series’ valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies, other than exchange-traded funds (ETFs), are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the New York Stock Exchange. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes —  No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
    10

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. No TBA were outstanding at December 31, 2025.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds), in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about
    11

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
1. Significant Accounting Policies (continued)
significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $1,788 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $1 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any
12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.53% of the Series’ average daily net assets for the Standard Class from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
Prior to the Closing Date, DMC sought investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (each, a Prior Affiliated Sub-Advisor and together, the Prior Affiliated Sub-Advisors). DMC also permitted these Prior Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize Prior Affiliated Sub-Advisor’s specialized market knowledge. Although the Prior Affiliated Sub-Advisors served as sub-advisors, DMC had ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, paid each Prior Affiliated Sub-Advisor a portion of its investment management fee. As of the Closing Date, each Prior Affiliated Sub-Advisor no longer served as a sub-advisor to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $4,730 for these services.
    12

DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $1,204 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $309 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series' name change to Nomura VIP Limited Duration Bond Series went effective.
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$4,461,732
Purchases of US government securities	34,351,175
Sales other than US government securities	6,677,257
Sales of US government securities	33,422,960
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$15,481,005
Aggregate unrealized appreciation of investments and derivatives	$84,250
Aggregate unrealized depreciation of investments and derivatives	(13,312)
Net unrealized appreciation of investments and derivatives	$70,938
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions
    13

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
3. Investments (continued)
market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series' investments by fair value hierarchy levels as of December 31, 2025:
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$119,396	$119,396
Agency Mortgage-Backed Securities	—	1,106,072	1,106,072
Collateralized Loan Obligations	—	250,623	250,623
Corporate Bonds	—	4,155,631	4,155,631
Government Agency Obligation	—	5,075	5,075
Non-Agency Asset-Backed Securities	—	2,205,128	2,205,128
Non-Agency Collateralized Mortgage Obligations	—	286,125	286,125
US Treasury Obligations	—	7,330,878	7,330,878
Short-Term Investments	88,435	—	88,435
Total Value of Securities	$88,435	$15,458,928	$15,547,363

Derivatives[1]
Assets:
Futures Contracts	$7,284	$—	$7,284

Liabilities:
Futures Contracts	$(2,704)	$—	$(2,704)

    14

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series' policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series' net assets. As of December 31, 2025, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$726,208	$674,203
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$18,360,184
Undistributed ordinary income	654,858
Capital loss carryforwards	(3,394,850)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	71,193
Net assets	$15,691,385
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currency.
The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market on futures contracts and tax treatment of market discount and premium on debt instruments.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of earnings and profits distributed to shareholders on the redemptions of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital by $1.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2025, the Series has capital loss carryforwards available to offset future realized capital gains as follows:
Loss carryforward character*
Short-term	Long-term	Total
$ 1,564,381	$1,830,469	$ 3,394,850
*A portion of the Series’ capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.
    15

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	55,633	69,652

Shares issued upon reinvestment of dividends and distributions:
Standard Class	81,872	76,876
	137,505	146,528
Shares redeemed:
Standard Class	(261,466)	(369,495)
Net decrease	(123,961)	(222,967)
7. Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2025, the Series posted $35,994 in cash as collateral for open futures contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”
    16

During the year ended December 31, 2025, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts — The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between the Series and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended December 31, 2025, the Series entered into CDS contracts as a seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended December 31, 2025, the Series did not enter into any CDS contracts as a purchaser of protection.
CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2025.
During the year ended December 31, 2025, the Series entered into CDS contracts to gain exposure to certain securities or markets.
Fair values of derivative instruments as of December 31, 2025 were as follows:
Asset Derivatives Fair Value
Statement of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$7,284
Liability Derivatives Fair Value
Statement of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(2,704)
    17

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
8. Derivatives (continued)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2025. Only current day variation margin is reported on the Series’ “Statement of assets and liabilities.”
The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2025 was as follows:

	Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(41,551)	$—	$(41,551)
Credit contracts	—	1,957	1,957
Total	$(41,551)	$1,957	$(39,594)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$3,969
The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2025:
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional amount)	$3,984,584	$1,811,210
CDS contracts (average notional amount)*	—	30,159
*Long represents buying protection and short represents selling protection.
9. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and
    18

other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
10. Credit and Market Risks
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
The Series' investments in debt securities are subject to credit risk, which is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
The Series may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the
    19

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
10. Credit and Market Risks (continued)
associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Series could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Series' investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Series to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statement of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
12. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
    20

13. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
    21

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Limited Duration Bond Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Limited Duration Bond Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
22

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series' total distributions.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Limited Duration Bond Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
1,503,463	81,448	178,725
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly, Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment
    23

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by
    24

shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
    25

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and
    26

underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
    27

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
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Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds
    29

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
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Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all
    31

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Limited Duration Bond Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed
    32

information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    33

(5158257)
AR-VIPLDB-0226

Delaware VIP® Trust
Nomura VIP Opportunity Series
(formerly, Macquarie VIP Opportunity Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Opportunity Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 98.35%♣
Communication Services — 2.74%
IMAX †	21,862	$ 808,020
Nexstar Media Group	2,109	428,232
Omnicom Group	6,713	542,075
Yelp †	10,285	312,561
		2,090,888
Consumer Discretionary — 9.03%
Aramark	16,337	602,182
BorgWarner	13,404	603,984
Brinker International †	3,555	510,214
Dick's Sporting Goods	4,891	968,271
KB Home	4,871	274,773
La-Z-Boy	9,279	345,828
Life Time Group Holdings †	21,258	565,038
Malibu Boats Class A †	7,347	207,259
Steven Madden	12,245	509,882
Taylor Morrison Home †	5,348	314,837
Texas Roadhouse	4,341	720,606
Toll Brothers	4,434	599,565
YETI Holdings †	15,118	667,762
		6,890,201
Consumer Staples — 3.27%
BJ's Wholesale Club Holdings †	9,076	817,112
Casey's General Stores	2,447	1,352,482
J & J Snack Foods	3,563	321,988
		2,491,582
Energy — 4.01%
Expand Energy	8,535	941,922
International Seaways	4,594	223,039
Liberty Energy	49,513	914,010
Permian Resources	69,955	981,469
		3,060,440
Financials — 16.50%
Ally Financial	21,364	967,576
Axis Capital Holdings	12,868	1,378,034
East West Bancorp	15,182	1,706,305
Essent Group	10,238	665,572
Hamilton Lane Class A	6,981	937,618
Old National Bancorp	40,642	906,723
Reinsurance Group of America	5,072	1,031,949
SouthState Bank	10,230	962,745
Stifel Financial	8,568	1,072,885
Webster Financial	22,476	1,414,640
WSFS Financial	12,726	702,984
Zions Bancorp	14,333	839,054
		12,586,085
Healthcare — 14.05%
Amicus Therapeutics †	28,263	402,465
Axsome Therapeutics †	5,095	930,551
Bio-Techne	8,301	488,182
Blueprint Medicines =, †	5,124	0
Encompass Health	6,737	715,065
Exact Sciences †	6,340	643,890
Glaukos †	4,457	503,240
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
Halozyme Therapeutics †	10,600	$ 713,380
Insmed †	7,261	1,263,704
Inspire Medical Systems †	3,134	289,049
Lantheus Holdings †	5,902	392,778
Ligand Pharmaceuticals †	4,698	888,251
Natera †	3,188	730,339
Neurocrine Biosciences †	5,803	823,039
OmniAb 12.5 =, †	1,789	0
OmniAb 15 =, †	1,789	0
Repligen †	3,867	633,647
Supernus Pharmaceuticals †	12,721	632,234
TransMedics Group †	4,207	511,782
Ultragenyx Pharmaceutical †	6,695	153,985
		10,715,581
Industrials — 23.00%
ABM Industries	10,524	445,165
API Group †	11,355	434,442
Applied Industrial Technologies	2,394	614,707
Arcosa	7,580	805,906
Atkore	1,797	113,660
Bloom Energy Class A †	1,308	113,652
Boise Cascade	6,122	450,579
Carlisle	1,016	324,978
Carpenter Technology	1,595	502,170
Casella Waste Systems Class A †	5,341	523,098
Clean Harbors †	3,134	734,860
ExlService Holdings †	22,181	941,362
Federal Signal	7,878	855,472
FTAI Aviation	1,407	276,968
Gates Industrial †	21,640	464,611
Graco	7,344	601,988
Kadant	1,702	485,104
KBR	11,547	464,189
Kirby †	8,192	902,595
Knight-Swift Transportation Holdings	11,822	618,054
Lincoln Electric Holdings	4,056	971,980
nVent Electric	2,220	226,373
Quanta Services	1,012	427,125
Regal Rexnord	4,108	576,435
Saia †	779	254,359
SPX Technologies †	2,417	483,545
Tecnoglass	4,444	223,622
Tetra Tech	19,002	637,327
UL Solutions Class A	5,440	428,998
WESCO International	4,192	1,025,531
WillScot Holdings	22,324	420,361
XPO †	2,684	364,782
Zurn Elkay Water Solutions	17,799	827,476
		17,541,474
Information Technology — 13.87%
ASGN †	6,403	308,433
Astera Labs †	4,051	673,924
Box Class A †	11,322	338,641
    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Opportunity Series
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Coherent †	9,455	$ 1,745,109
Dynatrace †	11,554	500,750
Guidewire Software †	5,677	1,141,134
MACOM Technology Solutions Holdings †	6,153	1,053,886
Procore Technologies †	7,148	519,946
PTC †	2,138	372,461
Q2 Holdings †	8,803	635,224
Rubrik Class A †	3,413	261,026
Semtech †	20,170	1,486,327
Silicon Laboratories †	4,178	546,065
SPS Commerce †	1,500	133,695
Varonis Systems †	15,616	512,205
Workiva †	4,109	354,401
		10,583,227
Materials — 3.34%
Kaiser Aluminum	6,243	717,071
Minerals Technologies	13,275	809,111
Reliance	3,524	1,017,978
		2,544,160
Real Estate — 6.48%
Brixmor Property Group	28,336	742,970
Camden Property Trust	8,249	908,050
First Industrial Realty Trust	15,038	861,226
Healthpeak Properties	32,407	521,105
Jones Lang LaSalle †	2,290	770,516
Kite Realty Group Trust	28,595	685,422
Terreno Realty	7,770	456,177
		4,945,466
Utilities — 2.06%
Black Hills	10,691	742,169
Spire	10,067	832,541
		1,574,710
Total Common Stocks (cost $49,469,780)		75,023,814

	Number of shares	Value (US $)

Short-Term Investments — 1.70%
Money Market Mutual Funds — 1.70%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	324,251	$ 324,251
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	324,251	324,251
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	324,251	324,251
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	324,250	324,250
Total Short-Term Investments (cost $1,297,003)		1,297,003

Total Value of Securities—100.05% (cost $50,766,783)		76,320,817
Liabilities Net of Receivables and Other Assets—(0.05%)		(38,791)
Net Assets Applicable to 3,882,991 Shares Outstanding—100.00%		$76,282,026
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

2

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Opportunity Series
December 31, 2025
Assets:
Investments, at value*	$76,320,817
Cash	5,593
Dividends receivable	57,530
Prepaid expenses	2,902
Receivable for series shares sold	684
Other assets	626
Total Assets	76,388,152
Liabilities:
Accounting and administration expenses payable to non-affiliates	47,731
Investment management fees payable to affiliates	29,194
Payable for series shares redeemed	19,732
Other accrued expenses	8,252
Accounting and administration expenses payable to affiliates	623
Dividend disbursing and transfer agent fees and expenses payable to affiliates	472
Legal fees payable to affiliates	122
Total Liabilities	106,126
Total Net Assets	$76,282,026

Net Assets Consist of:
Paid-in capital	$46,448,543
Total distributable earnings (loss)	29,833,483
Total Net Assets	$76,282,026

Net Asset Value

Standard Class:
Net assets	$76,282,026
Shares of beneficial interest outstanding, unlimited authorization, no par	3,882,991
Net asset value per share	$19.65
*Investments, at cost	$50,766,783
See accompanying notes, which are an integral part of the financial statements.
    3

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Opportunity Series
Year ended December 31, 2025
Investment Income:
Dividends	$998,598

Expenses:
Management fees	559,781
Accounting and administration expenses	65,156
Audit and tax fees	37,559
Reports and statements to shareholders expenses	10,463
Legal fees	7,633
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	6,010
Trustees’ fees	3,800
Custodian fees	3,312
Other	4,481
698,195
Less expenses waived	(78,704)
Less expenses paid indirectly	(1)
Total operating expenses	619,490
Net Investment Income (Loss)	379,108

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,049,344
Net change in unrealized appreciation (depreciation) on investments	1,967,178
Net Realized and Unrealized Gain (Loss)	6,016,522
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,395,630
See accompanying notes, which are an integral part of the financial statements.
    4

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Opportunity Series
	Year ended
	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$379,108	$372,015
Net realized gain (loss)	4,049,344	2,501,864
Net change in unrealized appreciation (depreciation)	1,967,178	7,845,993
Net increase (decrease) in net assets resulting from operations	6,395,630	10,719,872

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(2,865,347)	(4,177,391)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	1,970,136	1,233,856

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,865,347	4,177,391
	4,835,483	5,411,247
Cost of shares redeemed:
Standard Class	(9,661,089)	(12,870,468)
Decrease in net assets derived from capital share transactions	(4,825,606)	(7,459,221)
Net Decrease in Net Assets	(1,295,323)	(916,740)

Net Assets:
Beginning of year	77,577,349	78,494,089
End of year	$76,282,026	$77,577,349
See accompanying notes, which are an integral part of the financial statements.
    5

Financial highlights
Nomura VIP Opportunity Series Standard Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$18.87	$17.43	$16.33	$20.48	$17.10

Income (loss) from investment operations:
Net investment income[1]	0.09	0.09	0.11	0.10	0.04
Net realized and unrealized gain (loss)	1.40	2.33	2.38	(2.82)	3.88
Total from investment operations	1.49	2.42	2.49	(2.72)	3.92

Less dividends and distributions from:
Net investment income	(0.09)	(0.12)	(0.11)	(0.04)	(0.23)
Net realized gain	(0.62)	(0.86)	(1.28)	(1.39)	(0.31)
Total dividends and distributions	(0.71)	(0.98)	(1.39)	(1.43)	(0.54)

Net asset value, end of period	$19.65	$18.87	$17.43	$16.33	$20.48

Total return[2]	8.81%	14.63%	16.30%	(13.68%)	23.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76,282	$77,577	$78,494	$71,995	$92,113
Ratio of expenses to average net assets[3]	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets prior to fees waived[3]	0.94%	0.88%	0.91%	0.93%	0.88%
Ratio of net investment income to average net assets	0.51%	0.47%	0.69%	0.60%	0.19%
Ratio of net investment income to average net assets prior to fees waived	0.40%	0.42%	0.61%	0.50%	0.14%
Portfolio turnover	14%	10%	19%	22%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    6

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Opportunity Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Opportunity Series (formerly, Macquarie VIP Opportunity Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as part of its duties as the Series' valuation designee (Valuation Designee) to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets.  In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from any investment companies
    7

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Opportunity Series
1. Significant Accounting Policies (continued)
(Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series' chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. For the year ended December 31, 2025, the Series had no earnings credits under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $1 under this arrangement.
2.  Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets for the Standard Class from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
Prior to the Closing Date, DMC had entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which was an affiliate of DMC (Prior Affiliated Sub-Advisor). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee was paid by DMC to the Prior Affiliated Sub-Advisor based on the extent to which the Prior Affiliated Sub-Advisor provided services to the Series. As of the Closing Date, the Prior Affiliated Sub-Advisor no longer served as a sub-advisor to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in
    8

aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $7,394 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $5,598 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $1,418 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series' name change to Nomura VIP Opportunity Series went effective.
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$9,984,582
Sales	17,158,995
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$50,934,915
Aggregate unrealized appreciation of investments	$27,596,240
Aggregate unrealized depreciation of investments	(2,210,338)
Net unrealized appreciation of investments	$25,385,902
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has
    9

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Opportunity Series
3. Investments (continued)
been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
	Level 1	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$2,090,888	$—	$2,090,888
Consumer Discretionary	6,890,201	—	6,890,201
Consumer Staples	2,491,582	—	2,491,582
Energy	3,060,440	—	3,060,440
Financials	12,586,085	—	12,586,085
Healthcare	10,715,581	—[1]	10,715,581
Industrials	17,541,474	—	17,541,474
Information Technology	10,583,227	—	10,583,227
Materials	2,544,160	—	2,544,160
Real Estate	4,945,466	—	4,945,466
Utilities	1,574,710	—	1,574,710
Short-Term Investments	1,297,003	—	1,297,003
Total Value of Securities	$76,320,817	$—	$76,320,817

[1]The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.
    10

During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$426,986	$504,719
Long-term capital gains	2,438,361	3,672,672
Total	$2,865,347	$4,177,391
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$46,448,543
Undistributed ordinary income	453,030
Undistributed long-term capital gains	3,994,551
Unrealized appreciation (depreciation) of investments	25,385,902
Net assets	$76,282,026
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on passive foreign investment companies.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the Series had no reclassifications.
    11

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Opportunity Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	111,679	69,642

Shares issued upon reinvestment of dividends and distributions:
Standard Class	180,665	251,499
	292,344	321,141
Shares redeemed:
Standard Class	(521,220)	(711,571)
Net decrease	(228,876)	(390,430)
7. Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
    12

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
9. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 2025. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2025, there were no Rule 144A securities held by the Series.
10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
    13

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Opportunity Series
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
    14

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Opportunity Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Opportunity Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
    15

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Opportunity Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	14.90%
(B) Long-Term Capital Gains Distributions (Tax Basis)	85.10%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on the Series' ordinary income distributions.
1Qualified dividends represent dividends which qualify for corporate dividends received deduction.
For the fiscal year ended December 31, 2025, certain distributions paid by the Series, determined to be Qualified Interest Income or Qualified Short-Term Capital gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2025, the Series has reported maximum Qualified Short-Term Capital Gains of $49,205.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Opportunity Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
3,569,463	301,211	270,899
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets
    16

Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly, Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus,
    17

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Opportunity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
    18

Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
    19

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Opportunity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
    20

Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and
    21

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Opportunity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
    22

The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective
    23

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Opportunity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the
    24

comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
    25

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Opportunity Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    26

(5158257)
AR-VIPOP-0226

Delaware VIP® Trust
Nomura VIP Investment Grade Series
(formerly, Macquarie VIP Investment Grade Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Investment Grade Series
December 31, 2025
	Principal amount°	Value (US $)
Collateralized Loan Obligations — 0.65%
Davis Park CLO Series 2022-1A BR 144A 5.584% (TSFR03M + 1.70%, Floor 1.70%) 7/20/38 #, •	100,000	$ 100,075
Magnetite LI Series 2025-51A A1 144A 5.092% (TSFR03M + 1.20%, Floor 1.20%) 10/25/38 #, •	100,000	100,000
Total Collateralized Loan Obligations (cost $200,000)		200,075

Corporate Bonds — 95.80%
Banking — 21.45%
Banco Santander 5.127% 11/6/35	200,000	200,007
Bank of America
5.518% 10/25/35 μ	61,000	62,507
6.204% 11/10/28 μ	185,000	192,288
6.625% 5/1/30 μ, ψ	75,000	78,206

Barclays 9.625% 12/15/29 μ, ψ	200,000	227,402
Citigroup
5.174% 9/11/36 μ	115,000	116,125
6.625% 2/15/31 μ, ψ	75,000	76,251
6.875% 8/15/30 μ, ψ	105,000	109,174
Deutsche Bank
4.95% 8/4/31 μ	150,000	151,551
5.297% 5/9/31 μ	150,000	153,723
7.146% 7/13/27 μ	150,000	152,316
Goldman Sachs Group
4.369% 10/21/31 μ	165,000	164,642
5.049% 7/23/30 μ	325,000	333,073
5.218% 4/23/31 μ	150,000	154,958
6.125% 11/10/34 μ, ψ	106,000	107,540
6.484% 10/24/29 μ	85,000	90,176

Huntington Bancshares 6.25% 10/15/30 μ, ψ	95,000	95,450
JPMorgan Chase & Co.
5.576% 7/23/36 μ	75,000	77,612
6.254% 10/23/34 μ	292,000	321,110
Morgan Stanley
4.892% 10/22/36 μ	90,000	89,238
5.664% 4/17/36 μ	30,000	31,509
6.407% 11/1/29 μ	168,000	178,099
6.627% 11/1/34 μ	190,000	212,529

Morgan Stanley Private Bank 4.204% 11/17/28 μ	340,000	341,111
NatWest Group 5.115% 5/23/31 μ	200,000	205,472
NatWest Markets 144A 5.022% 3/21/30 #	105,000	107,791
Northern Trust 5.117% 11/19/40 μ	125,000	124,876
PNC Financial Services Group 3.40% 9/15/26 μ, ψ	80,000	78,489
Popular 7.25% 3/13/28	195,000	205,642
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)

Royal Bank of Canada 6.50% 11/24/85 μ	200,000	$ 199,301
State Street 4.784% 10/23/36 μ	75,000	74,639
Toronto-Dominion Bank 6.35% 10/31/85 μ	200,000	203,566
Truist Financial 4.964% 10/23/36 μ	155,000	153,408
UBS Group
144A 4.844% 11/6/33 #, μ	200,000	200,250
144A 5.01% 3/23/37 #, μ	200,000	198,314
144A 9.25% 11/13/28 #, μ, ψ	200,000	220,040
US Bancorp
2.491% 11/3/36 μ	125,000	109,169
6.787% 10/26/27 μ	180,000	183,985
Wells Fargo & Co.
5.15% 4/23/31 μ	95,000	98,083
5.244% 1/24/31 μ	80,000	82,885
5.605% 4/23/36 μ	155,000	162,522

Zions Bancorp 4.704% 8/18/28 μ	250,000	250,192
		6,575,221
Basic Industry — 2.76%
International Paper
6.00% 11/15/41	52,000	54,073
7.30% 11/15/39	70,000	81,759

PPG Industries 4.375% 3/15/31	205,000	204,857
Smurfit Westrock Financing DAC 5.418% 1/15/35	400,000	412,054
Westlake
5.55% 11/15/35	70,000	70,023
6.375% 11/15/55	25,000	24,625
		847,391
Brokerage — 4.78%
Apollo Global Management
4.60% 1/15/31	80,000	80,480
5.15% 8/12/35	60,000	60,139
Blackstone Reg Finance
4.30% 11/3/30	90,000	89,998
5.00% 12/6/34	165,000	166,521

Brookfield Asset Management 4.653% 11/15/30	155,000	156,308
Brookfield Finance 5.33% 1/15/36	200,000	200,386
Jefferies Financial Group 6.20% 4/14/34	135,000	142,542
KKR & Co. 5.10% 8/7/35	340,000	340,175
Raymond James Financial 5.65% 9/11/55	235,000	230,198
		1,466,747
Capital Goods — 3.14%
Amphenol 4.125% 11/15/30	65,000	64,680
Boeing
6.388% 5/1/31	40,000	43,427
6.858% 5/1/54	210,000	236,014

    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Investment Grade Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)

Ferguson Enterprises 4.35% 3/15/31	90,000	$ 89,706
Howmet Aerospace 5.95% 2/1/37	80,000	86,585
Northrop Grumman
4.03% 10/15/47	50,000	40,194
4.75% 6/1/43	35,000	32,269

TransDigm 144A 6.875% 12/15/30 #	75,000	78,527
United Rentals North America 144A 6.125% 3/15/34 #	190,000	198,155
Vulcan Materials 5.35% 12/1/34	89,000	92,294
		961,851
Communications — 9.46%
American Tower 4.70% 12/15/32	110,000	110,057
AT&T
5.55% 11/1/45	65,000	62,652
5.70% 11/1/54	110,000	105,581
6.05% 8/15/56	50,000	50,481
6.30% 1/15/38	255,000	277,138

CCO Holdings 144A 7.375% 3/1/31 #	76,000	77,605
Meta Platforms
4.60% 11/15/32	30,000	30,250
4.875% 11/15/35	180,000	179,829
5.50% 11/15/45	225,000	218,615

Rogers Communications 5.30% 2/15/34	105,000	106,018
Softbank Class B 144A 4.699% 7/9/30 #	305,000	306,235
Sprint Capital 6.875% 11/15/28	165,000	177,124
Time Warner Cable
6.55% 5/1/37	297,000	303,441
7.30% 7/1/38	100,000	107,206
T-Mobile USA
5.50% 1/15/55	90,000	85,342
5.875% 11/15/55	185,000	185,598
Verizon Communications
4.75% 1/15/33	210,000	209,898
5.00% 1/15/36	145,000	143,825
5.875% 11/30/55	115,000	113,699

Versant Media Group 144A 7.25% 1/30/31 #	47,000	48,516
		2,899,110
Consumer Cyclical — 6.15%
Amazon.com 5.55% 11/20/65	85,000	82,516
Ford Motor Credit 6.532% 3/19/32	200,000	209,243
General Motors 5.40% 4/1/48	165,000	149,976
General Motors Financial 5.625% 4/4/32	136,000	141,682
Gildan Activewear
144A 4.70% 10/7/30 #	75,000	74,655
144A 5.40% 10/7/35 #	65,000	64,890

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)

Hyundai Capital America 144A 4.50% 9/18/30 #	265,000	$ 265,125
Lowe's 4.25% 3/15/31	105,000	104,589
Royal Caribbean Cruises
5.375% 1/15/36	230,000	231,050
144A 5.625% 9/30/31 #	85,000	86,925

VICI Properties 4.95% 2/15/30	470,000	475,766
		1,886,417
Consumer Non-Cyclical — 10.47%
Baxter International 5.65% 12/15/35	150,000	151,859
Bunge Limited Finance
2.75% 5/14/31	85,000	78,101
4.20% 9/17/29	285,000	285,635
Cargill
144A 4.125% 10/23/30 #	90,000	89,641
144A 5.375% 10/23/55 #	115,000	110,756

Cigna Group 5.25% 1/15/36	255,000	259,769
CVS Health
5.45% 9/15/35	110,000	112,639
6.75% 12/10/54 μ	144,000	150,469
EMD Finance
144A 4.625% 10/15/32 #	180,000	180,540
144A 5.00% 10/15/35 #	300,000	301,687
HCA
6.00% 4/1/54	60,000	59,712
6.20% 3/1/55	50,000	50,991

JBS USA Holding Lux 3.625% 1/15/32	375,000	351,361
Merck & Co.
3.85% 3/15/29	70,000	69,987
4.15% 3/15/31	180,000	179,486
4.45% 12/4/32	95,000	95,161
4.75% 12/4/35	85,000	84,715
5.50% 3/15/46	95,000	94,701
5.70% 12/4/65	90,000	89,112
Pfizer
4.20% 11/15/30	60,000	60,293
4.875% 11/15/35	95,000	95,320

Sysco 5.10% 9/23/30	250,000	258,244
		3,210,179
Electric — 9.17%
American Electric Power 6.05% 3/15/56 μ	140,000	137,622
Basin Electric Power Cooperative 144A 5.85% 10/15/55 #	90,000	88,270
Black Hills 4.55% 1/31/31	80,000	80,053
Capital Power US Holdings
144A 5.257% 6/1/28 #	135,000	137,755
144A 6.189% 6/1/35 #	205,000	214,652

Commonwealth Edison 5.95% 6/1/55	125,000	130,088

2

	Principalamount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Dominion Energy
6.20% 2/15/56 μ	70,000	$ 70,094
6.875% 2/1/55 μ	255,000	265,204

Duke Energy 3.30% 6/15/41	99,000	76,557
Enel Finance International 144A 4.125% 9/30/28 #	200,000	199,703
Entergy Mississippi 5.80% 4/15/55	240,000	242,396
Florida Power & Light 5.60% 2/15/66	85,000	83,754
Kentucky Utilities 5.85% 8/15/55	230,000	232,085
Northern States Power 5.65% 5/15/55	210,000	211,564
NRG Energy
144A 4.734% 10/15/30 #	135,000	135,259
144A 5.407% 10/15/35 #	45,000	44,977
Oglethorpe Power
4.50% 4/1/47	35,000	29,405
5.25% 9/1/50	225,000	203,688

PSEG Power 144A 5.20% 5/15/30 #	90,000	92,105
Vistra Operations 144A 4.30% 10/15/28 #	135,000	135,479
		2,810,710
Energy — 5.94%
Cheniere Energy Partners 4.00% 3/1/31	135,000	131,499
Diamondback Energy 5.75% 4/18/54	180,000	170,285
Enbridge
4.20% 11/20/28	95,000	95,187
4.90% 6/20/30	65,000	66,472
5.55% 6/20/35	100,000	103,507
Energy Transfer
6.25% 4/15/49	194,000	192,284
6.50% 2/15/56 μ	107,000	106,694
6.75% 2/15/56 μ	30,000	30,131
Enterprise Products Operating
4.60% 1/15/31	75,000	75,944
5.20% 1/15/36	80,000	81,486
EOG Resources
4.40% 1/15/31	150,000	150,637
5.00% 7/15/32	73,000	74,806

Occidental Petroleum 7.95% 6/15/39	115,000	135,897
ONEOK
5.70% 11/1/54	48,000	44,765
6.25% 10/15/55	77,000	77,217
Shell Finance US
4.125% 11/6/30	45,000	45,011
4.75% 1/6/36	115,000	114,875

Targa Resources 5.40% 7/30/36	35,000	35,054
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)

Transcontinental Gas Pipe Line 144A 5.75% 3/15/56 #	90,000	$ 89,118
		1,820,869
Finance Companies — 4.77%
AerCap Ireland Capital DAC 5.00% 11/15/35	295,000	292,317
Air Lease 4.125% 12/15/26 μ, ψ	119,000	117,006
Apollo Debt Solutions
6.70% 7/29/31	43,000	45,399
6.90% 4/13/29	45,000	47,241
Ares Capital
5.10% 1/15/31	120,000	118,573
5.50% 9/1/30	50,000	50,355

Ares Strategic Income Fund 144A 5.15% 1/15/31 #	200,000	196,356
Avolon Holdings Funding 144A 5.375% 5/30/30 #	100,000	102,782
Blackstone Private Credit Fund
5.05% 9/10/30	80,000	78,818
5.60% 11/22/29	35,000	35,381

Blackstone Secured Lending Fund 5.30% 6/30/30	100,000	99,510
Blue Owl Credit Income 6.60% 9/15/29	75,000	77,250
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #	200,000	200,156
		1,461,144
Insurance — 5.88%
Athene Global Funding 144A 5.543% 8/22/35 #	75,000	75,289
Athene Holding
6.625% 5/19/55	55,000	56,059
6.875% 6/28/55 μ	60,000	59,985

Elevance Health 5.70% 2/15/55	218,000	213,145
Equitable America Global Funding 144A 4.70% 9/15/32 #	140,000	139,560
Fortitude Global Funding 144A 4.625% 10/6/28 #	190,000	190,273
Guardian Life Global Funding 144A 4.673% 9/5/32 #	110,000	110,967
Henneman Trust 144A 6.58% 5/15/55 #	175,000	183,034
Metropolitan Life Global Funding I 144A 4.90% 1/9/30 #	95,000	97,372
Northwestern Mutual Global Funding 144A 4.96% 1/13/30 #	240,000	246,388
Pine Street Trust III 144A 6.223% 5/15/54 #	45,000	45,679
Western-Southern Global Funding 144A 4.90% 5/1/30 #	150,000	153,635
Willis North America 4.65% 6/15/27	105,000	105,172
    3

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Investment Grade Series
	Principalamount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)

Wynnton Funding Trust II 144A 5.991% 8/15/55 #	125,000	$ 126,212
		1,802,770
Natural Gas — 0.81%
NiSource
5.75% 7/15/56 μ	65,000	65,453
5.85% 4/1/55	75,000	74,823

Spire 6.45% 6/1/56 μ	110,000	109,719
		249,995
Real Estate Investment Trusts — 3.04%
American Homes 4 Rent 4.95% 6/15/30	100,000	102,046
AvalonBay Communities 4.35% 12/1/30	145,000	145,378
Brixmor Operating Partnership 5.20% 4/1/32	205,000	210,050
Extra Space Storage 5.40% 6/15/35	200,000	205,123
Simon Property Group 2.65% 2/1/32	300,000	270,146
		932,743
Technology — 7.59%
Broadcom 4.20% 10/15/30	110,000	109,948
CDW 3.276% 12/1/28	245,000	238,110
Cipher Compute 144A 7.125% 11/15/30 #	62,000	63,223
CoStar Group 144A 2.80% 7/15/30 #	175,000	160,491
Entegris 144A 4.75% 4/15/29 #	140,000	140,445
Foundry JV Holdco 144A 6.10% 1/25/36 #	200,000	209,319
Leidos 5.40% 3/15/32	455,000	473,424
Oracle
4.70% 9/27/34	380,000	352,509
5.875% 9/26/45	205,000	185,243
6.00% 8/3/55	70,000	61,786

Sensata Technologies 144A 3.75% 2/15/31 #	160,000	150,249
Verisk Analytics 4.50% 8/15/30	135,000	136,083
WULF Compute 144A 7.75% 10/15/30 #	45,000	46,395
		2,327,225
Transportation — 0.39%
Burlington Northern Santa Fe 5.55% 3/15/56	120,000	118,378
		118,378
Total Corporate Bonds (cost $29,207,712)		29,370,750

Government Agency Obligations — 0.23%
Equinor
4.50% 9/3/30	25,000	25,374
	Principalamount°	Value (US $)

Government Agency Obligations (continued)
Equinor
4.75% 11/14/35	45,000	$ 44,790
Total Government Agency Obligations (cost $70,086)		70,164

Non-Agency Asset-Backed Securities — 1.35%
Frontier Issuer Series 2024-1 A2 144A 6.19% 6/20/54 #	400,000	412,410
Total Non-Agency Asset-Backed Securities (cost $399,864)		412,410
	Number of shares
Common Stock — 0.04%♣
Financials — 0.04%
MNSN Holdings =, †	241	12,853
Total Common Stock (cost $1,808)		12,853

Preferred Stock — 0.43%♣
Financials —0.43%
SVB Financial Trust †	277	131,991
Total Preferred Stock (cost $125,825)		131,991

Short-Term Investments — 0.18%
Money Market Mutual Funds — 0.18%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	13,473	13,473
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	13,474	13,474
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	13,474	13,474
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	13,474	13,474
Total Short-Term Investments (cost $53,895)		53,895

Total Value of Securities—98.68% (cost $30,059,190)		30,252,138
Receivables and Other Assets Net of Liabilities—1.32%		405,556
Net Assets Applicable to 3,540,263 Shares Outstanding—100.00%		$30,657,694

4

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $6,997,280, which represents 22.82% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
The following futures contracts were outstanding at December 31, 2025:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 10 yr Notes
12	$1,349,250	$1,357,921	3/20/26	$—	$(8,671)	$(2,438)
US Treasury Long Bonds
21	2,427,469	2,454,836	3/20/26	—	(27,367)	(4,594)
US Treasury Ultra Bonds
4	472,000	481,792	3/20/26	—	(9,792)	(1,500)
		4,294,549		—	(45,830)	(8,532)
Short Contracts:
US Treasury 5 yr Notes
(10)	(1,093,047)	(1,097,023)	3/31/26	3,976	—	1,172
US Treasury 10 yr Ultra Notes
(29)	(3,335,453)	(3,358,880)	3/20/26	23,427	—	5,438
		(4,455,903)		27,403	—	6,610
Total Futures Contracts		$(161,354)		$27,403	$(45,830)	$(1,922)
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 8 in “Notes to financial statements.”
    5

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Investment Grade Series
Summary of abbreviations:
DAC – Designated Activity Company
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.
6

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Investment Grade Series
December 31, 2025
Assets:
Investments, at value*	$30,252,138
Cash	8,931
Cash collateral due from broker	71,069
Interest receivable	373,457
Receivable from investment manager	11,819
Prepaid expenses	4,326
Receivable for series shares sold	3,528
Other assets	366
Total Assets	30,725,634
Liabilities:
Accounting and administration expenses payable to non-affiliates	45,835
Pricing fees payable	11,065
Reports and statements to shareholders expenses payable to non-affiliates	5,012
Other accrued expenses	3,239
Variation margin due to broker on futures contracts	1,922
Accounting and administration expenses payable to affiliates	454
Dividend disbursing and transfer agent fees and expenses payable to affiliates	195
Payable for series shares redeemed	153
Legal fees payable to affiliates	62
Distribution fees payable to affiliates	3
Total Liabilities	67,940
Total Net Assets	$30,657,694

Net Assets Consist of:
Paid-in capital	$38,566,731
Total distributable earnings (loss)	(7,909,037)
Total Net Assets	$30,657,694

Net Asset Value

Standard Class:
Net assets	$30,646,968
Shares of beneficial interest outstanding, unlimited authorization, no par	3,539,018
Net asset value per share	$8.66

Service Class:
Net assets	$10,726
Shares of beneficial interest outstanding, unlimited authorization, no par	1,245
Net asset value per share	$8.61**
*Investments, at cost	$30,059,190
**Net asset value per share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
    7

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Investment Grade Series
Year ended December 31, 2025
Investment Income:
Interest	$1,620,451
Dividends	24,888
1,645,339

Expenses:
Management fees	154,783
Distribution expenses — Service Class	31
Accounting and administration expenses	60,121
Audit and tax fees	44,297
Pricing fees	14,754
Reports and statements to shareholders expenses	12,493
Custodian fees	3,694
Legal fees	3,117
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	2,493
Trustees’ fees	1,578
Other	4,906
302,267
Less expenses waived	(106,940)
Less expenses paid indirectly	(268)
Total operating expenses	195,059
Net Investment Income (Loss)	1,450,280

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(779,375)
Futures contracts	(31,268)
Options purchased	(6,961)
Net increase from payment by affiliates[1]	182
Net realized gain (loss)	(817,422)
Net change in unrealized appreciation (depreciation) on:
Investments	1,411,076
Futures contracts	(18,427)
Net change in unrealized appreciation (depreciation)	1,392,649
Net Realized and Unrealized Gain (Loss)	575,227
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,025,507
[1]	See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    8

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Investment Grade Series
	Year ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,450,280	$1,594,039
Net realized gain (loss)	(817,604)[1]	(1,323,601)
Net increase from payment by affiliates	182[2]	—
Net change in unrealized appreciation (depreciation)	1,392,649	660,585
Net increase (decrease) in net assets resulting from operations	2,025,507	931,023

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(1,614,741)	(1,674,708)
Service Class	(519)	(460)
	(1,615,260)	(1,675,168)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	720,191	841,172

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,614,741	1,674,708
Service Class	519	460
	2,335,451	2,516,340
Cost of shares redeemed:
Standard Class	(4,115,777)	(6,441,752)
Decrease in net assets derived from capital share transactions	(1,780,326)	(3,925,412)
Net Decrease in Net Assets	(1,370,079)	(4,669,557)

Net Assets:
Beginning of year	32,027,773	36,697,330
End of year	$30,657,694	$32,027,773
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    9

Financial highlights
Nomura VIP Investment Grade Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$8.57	$8.77	$8.50	$10.80	$11.60

Income (loss) from investment operations:
Net investment income[1]	0.40	0.40	0.36	0.31	0.27
Net realized and unrealized gain (loss)	0.15	(0.17)	0.27	(2.13)	(0.37)
Payment by affiliates	—[2]	—	—	—	—
Total from investment operations	0.55	0.23	0.63	(1.82)	(0.10)

Less dividends and distributions from:
Net investment income	(0.46)	(0.43)	(0.36)	(0.34)	(0.34)
Net realized gain	—	—	—	(0.14)	(0.36)
Total dividends and distributions	(0.46)	(0.43)	(0.36)	(0.48)	(0.70)

Net asset value, end of period	$8.66	$8.57	$8.77	$8.50	$10.80

Total return[3]	6.75%[2]	2.85%	7.57%	(17.06%)	(0.72%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,647	$32,018	$36,687	$39,243	$54,069
Ratio of expenses to average net assets[4]	0.63%	0.63%	0.63%	0.63%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.85%	0.85%	0.87%	0.74%
Ratio of net investment income to average net assets	4.68%	4.66%	4.33%	3.44%	2.45%
Ratio of net investment income to average net assets prior to fees waived	4.33%	4.44%	4.11%	3.20%	2.36%
Portfolio turnover	189%	116%	93%	99%	110%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    10

Nomura VIP Investment Grade Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$8.53	$8.75	$8.47	$10.76	$11.56

Income (loss) from investment operations:
Net investment income[1]	0.37	0.38	0.34	0.29	0.23
Net realized and unrealized gain (loss)	0.15	(0.19)	0.27	(2.13)	(0.36)
Payment by affiliates	—[2]	—	—	—	—
Total from investment operations	0.52	0.19	0.61	(1.84)	(0.13)

Less dividends and distributions from:
Net investment income	(0.44)	(0.41)	(0.33)	(0.31)	(0.31)
Net realized gain	—	—	—	(0.14)	(0.36)
Total dividends and distributions	(0.44)	(0.41)	(0.33)	(0.45)	(0.67)

Net asset value, end of period	$8.61	$8.53	$8.75	$8.47	$10.76

Total return[3]	6.43%[2]	2.41%	7.37%	(17.32%)	(1.03%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$10	$10	$9	$11
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.93%	0.93%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.28%	1.15%	1.15%	1.15%	1.04%
Ratio of net investment income to average net assets	4.38%	4.36%	4.03%	3.16%	2.15%
Ratio of net investment income to average net assets prior to fees waived	4.03%	4.14%	3.81%	2.94%	2.06%
Portfolio turnover	189%	116%	93%	99%	110%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    11

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Investment Grade Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Investment Grade Series (formerly, Macquarie VIP Investment Grade Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series’ valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
    12

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Derivative Financial Instruments — The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. When a loan agreement is purchased, the Series may pay an assignment fee. On an ongoing basis, the Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
    13

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Investment Grade Series
1. Significant Accounting Policies (continued)
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $267 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $1 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.63% of the Series’ average daily net assets from January 1, 2025 through April 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from January 1, 2025 through April 30, 2026, unless terminated by agreement of DMC and the Series, is as follows:
Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.63%	0.93%
Prior to the Closing Date, DMC sought investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited (each, a Prior Affiliated Sub-Advisor and collectively, the Prior Affiliated Sub-Advisors). DMC also permitted these Prior Affiliated Sub-Advisors to execute Series security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believed it would have been beneficial to utilize a Prior Affiliated Sub-Advisor’s specialized market knowledge. Although the Prior Affiliated Sub-Advisors served as sub-advisors, DMC had ultimate responsibility for all investment advisory services. For these services, DMC, not the Series, paid each Prior Affiliated Sub-Advisor a portion of its investment management fee. As of the Closing Date, each Prior Affiliated Sub-Advisor no longer served as a sub-advisor to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $5,408 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under
    14

“Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $2,322 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $691 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
During the year ended December 31, 2025, DMC reimbursed the Series $182 in connection with trade errors. These amounts are included in “Net increase from payment by affiliates” in the “Statement of operations.” Payment by affiliates had no impact on total return.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series’ investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series name change to Nomura VIP Investment Grade Series went effective.
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$57,999,227
Sales	60,029,663
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$30,072,615
Aggregate unrealized appreciation of investments and derivatives	$379,429
Aggregate unrealized depreciation of investments and derivatives	(218,333)
Net unrealized appreciation of investments and derivatives	$161,096
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has
    15

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Investment Grade Series
3. Investments (continued)
been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Collateralized Loan Obligations	$—	$200,075	$—	$200,075
Common Stock	—	—	12,853	12,853
Corporate Bonds	—	29,370,750	—	29,370,750
Government Agency Obligations	—	70,164	—	70,164
Non-Agency Asset-Backed Securities	—	412,410	—	412,410
Preferred Stock	—	131,991	—	131,991
Short-Term Investments	53,895	—	—	53,895
Total Value of Securities	$53,895	$30,185,390	$12,853	$30,252,138

Derivatives[1]
Assets:
Futures Contracts	$27,403	$—	$—	$27,403

Liabilities:
Futures Contracts	$(45,830)	$—	$—	$(45,830)

    16

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
During the year ended December 31, 2025, the Series had transfers out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series’ net assets at the end of the reporting year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$1,615,260	$1,675,168
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$38,566,731
Undistributed ordinary income	1,464,853
Capital loss carryforwards	(9,534,986)
Unrealized appreciation (depreciation) of investments and derivatives	161,096
Net assets	$30,657,694
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and market premium on debt instruments.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of earnings and profits distributed to shareholders on the redemptions of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the adjustments were to decrease total distributable earnings (loss) and increase paid-in capital by $2.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2025, the Series has capital loss carryforwards available to offset future realized capital gains as follows:
Loss carryforward character
Short-term	Long-term	Total
$ 2,767,487	$6,767,499	$ 9,534,986
    17

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Investment Grade Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	84,480	98,109

Shares issued upon reinvestment of dividends and distributions:
Standard Class	199,597	205,991
Service Class	64	57
	284,141	304,157
Shares redeemed:
Standard Class	(482,235)	(747,896)
Net decrease	(198,094)	(443,739)
7. Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2025, the Series posted $71,069 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”
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During the year ended December 31, 2025, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series' overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2025.
During the year ended December 31, 2025, the Series used options contracts to manage the Series' exposure to changes in securities prices caused by interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2025 were as follows:
Asset Derivatives Fair Value
Statement of assets and liabilities location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$27,403
Liability Derivatives Fair Value
Statement of assets and liabilities location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$(45,830)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2025. Only current day variation margin is reported on the Series' “Statement of assets and liabilities.”
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Notes to financial statements
Delaware VIP® Trust — Nomura VIP Investment Grade Series
8. Derivatives (continued)
The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2025 was as follows:

	Net Realized Gain (Loss) on:
	Futures Contracts	Options Purchased	Total
Interest rate contracts	$(31,268)	$—	$(31,268)
Equity contracts	—	(6,961)	(6,961)
Total	$(31,268)	$(6,961)	$(38,229)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$(18,427)
The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2025:
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional amount)	3,068,357	3,656,254
Options contracts (average value)*	246	—
*Long represents purchased options and short represents written options.
9. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and
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provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
10. Credit and Market Risks
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Series invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Series will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Series more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may require the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.
As the Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series. There were no unfunded loan commitments at the year ended December 31, 2025.
The Series may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause the Series to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other
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Notes to financial statements
Delaware VIP® Trust — Nomura VIP Investment Grade Series
10. Credit and Market Risks (continued)
fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, the Series could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, the Series' investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Series to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the "Statement of assets and liabilities", if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
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12. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
13. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
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Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Investment Grade Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Investment Grade Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agents and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Investment Grade Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Series' total distributions.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Investment Grade Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
3,085,723	234,993	336,350
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly, Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Investment Grade Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by
    26

shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
    27

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Investment Grade Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and
    28

underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
    29

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Investment Grade Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
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Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Investment Grade Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
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Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Investment Grade Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed
    34

information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    35

(5158257)
AR-VIPIG-0226

Delaware VIP® Trust
Nomura VIP Emerging Markets Series
(formerly, Macquarie VIP Emerging Markets Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Emerging Markets Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 96.16%Δ
Argentina — 1.05%
Cablevision Holding GDR	262,838	$ 1,322,825
Cresud ADR	296,511	3,744,934
Grupo Clarin GDR Class B 144A #, †	77,680	316,558
IRSA Inversiones y Representaciones ADR	194,351	3,214,566
		8,598,883
Bahrain — 0.16%
Aluminium Bahrain GDR 144A #	91,200	1,336,554
		1,336,554
Brazil — 2.86%
Banco Bradesco ADR	1,749,871	5,827,070
Banco Santander Brasil ADR	153,366	937,066
Itau Unibanco Holding ADR	814,482	5,831,694
MBRF Global Foods Company ADR	482,087	1,759,618
Petroleo Brasileiro ADR	285,509	3,217,686
Rumo	217,473	585,775
Sitios Latinoamerica †	162,815	52,712
Telefonica Brasil ADR	154,724	1,835,027
TIM ADR	87,820	1,708,099
Vale ADR	105,027	1,368,502
XP Class A	24,226	396,580
		23,519,829
Chile — 0.40%
Sociedad Quimica y Minera de Chile ADR †	48,241	3,318,981
		3,318,981
China — 11.75%
Alibaba Group Holding	739,100	13,570,587
Alibaba Group Holding ADR	100,040	14,663,863
Baidu ADR †	69,000	9,015,540
BeOne Medicines Class H †	167,800	3,862,131
DiDi Global ADR †	81,500	430,320
iQIYI ADR †	59,542	114,321
JD.com ADR	110,947	3,184,179
Kunlun Energy	2,244,900	2,145,987
New Oriental Education & Technology Group ADR	45,192	2,486,916
PDD Holdings ADR †	72,297	8,197,757
Sohu.com ADR †	345,704	5,406,811
TAL Education Group ADR †	350,973	3,829,115
Tencent Holdings	280,500	21,526,563
Tencent Music Entertainment Group ADR	159	2,787
Tianjin Development Holdings	35,950	11,204
Trip.com Group ADR	67,448	4,850,186
Uni-President China Holdings	2,194,000	2,291,906
	Number of shares	Value (US $)
Common StocksΔ (continued)
China (continued)
Weibo ADR	40,000	$ 408,800
Weibo Class A	65,500	666,680
		96,665,653
India — 10.27%
HCL Technologies	124,032	2,241,680
HDFC Bank	1,328,720	14,678,231
Infosys	262,110	4,720,308
Natco Pharma	185,519	1,866,463
Reliance Industries	1,456,212	25,481,696
Reliance Industries GDR 144A #	420,657	29,453,616
Sify Technologies ADR †	15,200	185,288
Tata Consultancy Services	150,341	5,371,561
Zee Entertainment Enterprises	450,000	450,416
		84,449,259
Indonesia — 0.93%
Astra International	11,254,400	4,517,032
Unilever Indonesia	20,000,000	3,118,441
		7,635,473
Malaysia — 0.08%
UEM Sunrise	4,748,132	642,049
		642,049
Mexico — 3.56%
America Movil ADR	209,432	4,328,959
Cemex ADR	469,537	5,394,980
Coca-Cola Femsa ADR	68,784	6,514,533
Fomento Economico Mexicano ADR	19,186	1,939,129
Grupo Financiero Banorte Class O	919,086	8,515,358
Grupo Televisa ADR	656,458	1,910,293
Ollamani SAB †	164,114	701,751
		29,305,003
Peru — 0.90%
Cia de Minas Buenaventura ADR	120,000	3,339,600
Credicorp	14,177	4,068,799
		7,408,399
Russia — 0.00%
EL5-ENERO PJSC =, †	755,050	0
Gazprom PJSC =, †	2,087,800	0
Rosneft Oil PJSC =, †	1,449,104	0
Sberbank of Russia PJSC =, †	2,058,929	0
Surgutneftegas PJSC ADR =, †	294,652	0
T Plus PJSC =, †	25,634	0
VK IPJSC GDR =, †	71,300	0
		0
    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Emerging Markets Series
	Number of shares	Value (US $)
Common StocksΔ (continued)
South Africa — 0.00%
Tongaat Hulett =, †	182,915	$ 0
		0
South Korea — 45.54%
KB Financial Group	80,000	6,886,775
Samsung C&T	60,000	9,965,594
Samsung Electronics	671,359	56,269,886
Samsung Life Insurance †	66,026	7,217,636
Shinhan Financial Group	38,000	2,023,492
SK Hynix **	294,400	133,327,336
SK Square †, **	607,954	154,820,578
SK Telecom ADR	196,848	4,041,289
		374,552,586
Taiwan — 16.94%
MediaTek	379,000	17,208,567
Taiwan Semiconductor Manufacturing	2,483,864	122,100,011
		139,308,578
Türkiye — 1.72%
Akbank	6,643,734	10,779,257
D-MARKET Elektronik Hizmetler ve Ticaret ADR †	15,200	37,696
Turkcell Iletisim Hizmetleri	677,165	1,466,223
Turkiye Sise ve Cam Fabrikalari	2,124,324	1,894,608
		14,177,784
Total Common Stocks (cost $380,297,761)		790,919,031

Convertible Preferred Stock — 0.05%Δ
South Korea — 0.05%
CJ 1.94% ω	4,204	445,500
Total Convertible Preferred Stock (cost $470,723)		445,500

Preferred Stocks — 4.30%Δ
Brazil — 0.32%
Axia Energia 7.65% ω	216,779	2,073,736
Axia Energia †, ω	56,978	510,743
		2,584,479
Russia — 0.00%
Transneft PJSC =, †, ω	360,600	0
		0
South Korea — 3.98%
CJ 3.36% ω	28,030	1,738,332
	Number of shares	Value (US $)

Preferred StocksΔ (continued)
South Korea (continued)
Samsung Electronics 1.42% ω	499,750	$ 31,019,890
		32,758,222
Total Preferred Stocks (cost $11,767,073)		35,342,701

Participation Notes — 0.00%Δ
Lehman Indian Oil CW 12 LEPO =, †	100,339	0
Lehman Oil & Natural Gas CW 12 LEPO =, †	146,971	0
Total Participation Notes (cost $4,952,197)		0

Total Value of Securities—100.51% (cost $397,487,754)		826,707,232
Liabilities Net of Receivables and Other Assets — (0.51%)		(4,180,546)
Net Assets Applicable to 20,560,606 Shares Outstanding — 100.00%		$822,526,686
Δ	Securities have been classified by country of risk.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2025, the aggregate value of Rule 144A securities was $31,106,728, which represents 3.78% of the Series’ net assets. See Note 9 in “Notes to financial statements.”
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	Because SK Square invests most of its assets in SK Hynix, these two holdings are likely to perform similarly.
ω	Perpetual security with no stated maturity date.
Summary of abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
IPJSC – International Public Joint Stock Company
LEPO – Low Exercise Price Option
PJSC – Private Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.

2

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
December 31, 2025
Assets:
Investments, at value*	$826,707,232
Foreign currencies, at valueΔ	168,386
Receivable for securities sold	2,471,525
Dividends receivable	1,167,240
Prepaid expenses	14,923
Receivable for series shares sold	5,236
Foreign tax reclaims receivable	3
Other assets	4,951
Total Assets	830,539,496
Liabilities:
Due to custodian	1,010,431
Accrued capital gains taxes on appreciated securities	3,674,046
Payable for series shares redeemed	2,240,391
Investment management fees payable to affiliates	789,645
Other accrued expenses	218,741
Distribution fees payable to affiliates	70,580
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,608
Accounting and administration expenses payable to affiliates	3,134
Legal fees payable to affiliates	1,234
Total Liabilities	8,012,810
Total Net Assets	$822,526,686

Net Assets Consist of:
Paid-in capital	$315,541,843
Total distributable earnings (loss)	506,984,843
Total Net Assets	$822,526,686

Net Asset Value

Standard Class:
Net assets	$530,410,455
Shares of beneficial interest outstanding, unlimited authorization, no par	13,259,449
Net asset value per share	$40.00

Service Class:
Net assets	$292,116,231
Shares of beneficial interest outstanding, unlimited authorization, no par	7,301,157
Net asset value per share	$40.01
*Investments, at cost	$397,487,754
ΔForeign currencies, at cost	166,840
See accompanying notes, which are an integral part of the financial statements.
    3

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Emerging Markets Series
Year ended December 31, 2025
Investment Income:
Dividends	$15,273,734
Foreign tax withheld	(2,069,086)
13,204,648

Expenses:
Management fees	8,452,021
Distribution expenses — Service Class	764,275
Accounting and administration expenses	132,821
Custodian fees	89,374
Legal fees	57,685
Audit and tax fees	54,993
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	53,633
Trustees’ fees	33,777
Reports and statements to shareholders expenses	32,707
Other	26,639
9,697,925
Less expenses waived	(964,850)
Less expenses paid indirectly	(8)
Total operating expenses	8,733,067
Net Investment Income (Loss)	4,471,581

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	83,572,287
Foreign currencies	(670,346)
Net realized gain (loss)	82,901,941
Net change in unrealized appreciation (depreciation) on:
Investments[2]	338,494,277
Foreign currencies	51,008
Net change in unrealized appreciation (depreciation)	338,545,285
Net Realized and Unrealized Gain (Loss)	421,447,226
Net Increase (Decrease) in Net Assets Resulting from Operations	$425,918,807
[1]	Includes $(651,365) capital gains taxes paid.
[2]	Includes net change of $935,581 on capital gains taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
    4

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Emerging Markets Series
	Year ended
	12/31/25	12/31/24
Increase in Net Assets from Operations:
Net investment income (loss)	$4,471,581	$5,657,763
Net realized gain (loss)	82,901,941	16,569,406
Net change in unrealized appreciation (depreciation)	338,545,285	11,696,910
Net increase (decrease) in net assets resulting from operations	425,918,807	33,924,079

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(7,561,341)	(9,786,518)
Service Class	(3,627,835)	(5,679,926)
	(11,189,176)	(15,466,444)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	18,482,115	78,432,349
Service Class	11,647,257	11,267,122

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	7,561,341	9,786,518
Service Class	3,627,835	5,679,926
	41,318,548	105,165,915
Cost of shares redeemed:
Standard Class	(123,119,621)	(84,575,226)
Service Class	(107,564,362)	(48,050,071)
	(230,683,983)	(132,625,297)
Decrease in net assets derived from capital share transactions	(189,365,435)	(27,459,382)
Net Increase (Decrease) in Net Assets	225,364,196	(9,001,747)

Net Assets:
Beginning of year	597,162,490	606,164,237
End of year	$822,526,686	$597,162,490
See accompanying notes, which are an integral part of the financial statements.
    5

Financial highlights
Nomura VIP Emerging Markets Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$22.55	$22.05	$19.70	$28.37	$29.42

Income (loss) from investment operations:
Net investment income[1]	0.21	0.24	0.54	0.35	1.00
Net realized and unrealized gain (loss)	17.71	0.88	2.14	(8.06)	(1.81)
Total from investment operations	17.92	1.12	2.68	(7.71)	(0.81)

Less dividends and distributions from:
Net investment income	(0.42)	(0.62)	(0.33)	(0.96)	(0.10)
Net realized gain	(0.05)	—	—	—	(0.14)
Total dividends and distributions	(0.47)	(0.62)	(0.33)	(0.96)	(0.24)

Net asset value, end of period	$40.00	$22.55	$22.05	$19.70	$28.37

Total return[2]	81.26%	5.09%	13.79%	(27.58%)	(2.84%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$530,411	$365,776	$351,600	$294,244	$377,296
Ratio of expenses to average net assets[3]	1.17%	1.18%	1.18%	1.20%	1.25%
Ratio of expenses to average net assets prior to fees waived[3]	1.31%	1.34%	1.30%	1.41%	1.34%
Ratio of net investment income to average net assets	0.77%	1.02%	2.62%	1.59%	3.34%
Ratio of net investment income to average net assets prior to fees waived	0.63%	0.86%	2.50%	1.38%	3.25%
Portfolio turnover	3%	11%	4%	2%	2%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    6

Nomura VIP Emerging Markets Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$22.51	$21.98	$19.63	$28.25	$29.31

Income (loss) from investment operations:
Net investment income[1]	0.13	0.17	0.48	0.28	0.90
Net realized and unrealized gain (loss)	17.74	0.88	2.13	(8.03)	(1.80)
Total from investment operations	17.87	1.05	2.61	(7.75)	(0.90)

Less dividends and distributions from:
Net investment income	(0.32)	(0.52)	(0.26)	(0.87)	(0.02)
Net realized gain	(0.05)	—	—	—	(0.14)
Total dividends and distributions	(0.37)	(0.52)	(0.26)	(0.87)	(0.16)

Net asset value, end of period	$40.01	$22.51	$21.98	$19.63	$28.25

Total return[2]	80.77%	4.77%	13.45%	(27.81%)	(3.13%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$292,116	$231,386	$254,564	$252,936	$360,332
Ratio of expenses to average net assets[3]	1.47%	1.48%	1.48%	1.50%	1.55%
Ratio of expenses to average net assets prior to fees waived[3]	1.61%	1.64%	1.60%	1.71%	1.64%
Ratio of net investment income to average net assets	0.47%	0.72%	2.32%	1.29%	3.04%
Ratio of net investment income to average net assets prior to fees waived	0.33%	0.56%	2.20%	1.08%	2.95%
Portfolio turnover	3%	11%	4%	2%	2%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    7

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Emerging Markets Series (formerly, Macquarie VIP Emerging Markets Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as part of its duties as the Series' valuation designee (Valuation Designee) to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Series may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
    8

Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statement of operations” includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. For the year ended December 31, 2025, the Series had no earnings credits under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $8 under this arrangement.
    9

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
Effective May 1, 2025, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 1.16% of the Series’ average daily net assets through April 30, 2026. Prior to May 1, 2025, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 1.18% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired series fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from May 1, 2025 through April 30, 2026, unless terminated by agreement of DMC and the Series, is as follows:
Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
1.16%*	1.46%*
*	Effective May 1, 2025. Prior to May 1, 2025, these amounts for Standard Class and Service Class were 1.18% and 1.48%, respectively.
Prior to the Closing Date, DMC had entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which was an affiliate of DMC (Prior Affiliated Sub-Advisor). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee was paid by DMC to the Prior Affiliated Sub-Advisor based on the extent to which the Prior Affiliated Sub-Advisor provided services to the Series. As of the Closing Date, the Prior Affiliated Sub-Advisor no longer served as a sub-advisor to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $35,086 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $51,263 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended
    10

December 31, 2025, the Series paid $14,466 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series' name change to Nomura VIP Emerging Markets Series went effective.
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$22,770,447
Sales	210,813,515
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$530,465,790
Aggregate unrealized appreciation of investments	$421,652,955
Aggregate unrealized depreciation of investments	(125,411,513)
Net unrealized appreciation of investments	$296,241,442
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default
    11

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
3. Investments (continued)
rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Argentina	$6,959,500	$1,639,383	$—	$8,598,883
Bahrain	—	1,336,554	—	1,336,554
Brazil	23,519,829	—	—	23,519,829
Chile	3,318,981	—	—	3,318,981
China	54,882,501	41,783,152	—	96,665,653
India	185,288	84,263,971	—	84,449,259
Indonesia	3,118,441	4,517,032	—	7,635,473
Malaysia	—	642,049	—	642,049
Mexico	29,305,003	—	—	29,305,003
Peru	7,408,399	—	—	7,408,399
Russia	—	—	—[1,2]	—
South Africa	—	—	—[2]	—
South Korea	4,041,289	370,511,297	—	374,552,586
Taiwan	—	139,308,578	—	139,308,578
Türkiye	37,696	14,140,088	—	14,177,784
Convertible Preferred Stock	—	445,500	—	445,500
Participation Notes	—	—	—[2]	—
Preferred Stocks	2,584,479	32,758,222	—[2]	35,342,701
Total Value of Securities	$135,361,406	$691,345,826	$—	$826,707,232

[1]The value represents valuations of Russian securities for which management has determined include significant unobservable inputs as of December 31, 2025.
[2]The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
As a result of utilizing international fair value pricing at December 31, 2025, a majority of the common stock in the portfolio was categorized as Level 2.
    12

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Series’ net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Series' net assets at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$9,802,628	$15,466,444
Long-term capital gains	1,386,548	—
Total	$11,189,176	$15,466,444
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$315,541,843
Undistributed ordinary income	145,124,701
Undistributed long-term capital gains	69,311,693
Unrealized appreciation (depreciation) of investments and foreign currencies	292,548,449
Net assets	$822,526,686
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currency and foreign capital gains tax.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on passive foreign investment companies.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2025, the Series had no reclassifications.
    13

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	666,810	3,558,730
Service Class	400,860	481,359

Shares issued upon reinvestment of dividends and distributions:
Standard Class	346,533	436,314
Service Class	165,882	253,116
	1,580,085	4,729,519
Shares redeemed:
Standard Class	(3,977,659)	(3,716,703)
Service Class	(3,544,374)	(2,035,384)
	(7,522,033)	(5,752,087)
Net decrease	(5,941,948)	(1,022,568)
7.  Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by
    14

US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
9. Credit and Market Risks
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or armed conflict in a geographic region has the potential to adversely impact the Series’ investments. Such conflicts and other corresponding events could result in increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors or in markets for certain securities and commodities. Such conflicts also may result in a negative impact on the Series’ investments, even beyond any direct investment exposure a Series may have to issuers located in or with significant exposure to an impacted country or geographic region.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
The Series invests a significant portion of its assets in the greater China region, which consists of Hong Kong, the People’s Republic of China and Taiwan, among other countries. As a result, the Series’ investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Series than if the Series were more geographically diversified, which could result in greater volatility in the Series’ net asset value and losses. Markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
The Series invests its assets in small- and/or medium-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- and/or medium-sized companies may be more volatile than investments in larger companies because of limited financial resources or dependence on narrow product lines.
    15

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
9. Credit and Market Risks (continued)
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
Performance for the current period and prior year reflects notable contributions from a select number of portfolio holdings that may operate in similar or related end markets where favorable industry dynamics have recently contributed to outperformance. In addition, SK Square Co., Ltd. invests most of its assets in SK Hynix Inc., meaning that these two holdings are likely to perform similarly. Investors should note that these market conditions may not persist, and a decline in the value of any significant holding could have a material adverse effect on the Series' net asset value and performance. Accordingly, past performance is not indicative of future results.
10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
    16

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Emerging Markets Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
    17

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	87.61%
(B) Long-Term Capital Gain Distributions (Tax Basis)	12.39%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Series' total distributions.
The Series intends to pass through foreign tax credits in the maximum amount of $1,854,495. The gross foreign source income earned during the fiscal year 2025 by the Series was $13,740,245.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Emerging Markets Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
18,143,996	809,206	820,866
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly, Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company
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(“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year
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periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
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Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
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At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
    26

The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed
    27

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Emerging Markets Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    28

(5158257)
AR-VIPEM-0226

Delaware VIP® Trust
Nomura VIP Growth and Income Series
(formerly, Macquarie VIP Growth and Income Series)
Financial statements and other information
For the year ended December 31, 2025

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at nomuraassetmanagement.com/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Growth and Income Series
December 31, 2025
	Number of shares	Value (US $)
Common Stocks — 99.56%♣
Communication Services — 13.40%
Alphabet Class A	92,684	$ 29,010,092
AT&T	1,112,653	27,638,300
Comcast Class A	849,486	25,391,137
Meta Platforms Class A	29,448	19,438,330
Verizon Communications	488,835	19,910,250
		121,388,109
Consumer Discretionary — 6.56%
Booking Holdings	4,676	25,041,523
Dillard's Class A	6,911	4,190,416
Macy's	202,057	4,455,357
TJX	167,519	25,732,593
		59,419,889
Consumer Staples — 5.25%
Altria Group	279,344	16,106,975
Philip Morris International	196,025	31,442,410
		47,549,385
Energy — 6.49%
Expand Energy	29,137	3,215,559
Exxon Mobil	361,485	43,501,105
HF Sinclair	194,400	8,957,952
Marathon Petroleum	18,824	3,061,347
		58,735,963
Financials — 27.16%
American International Group	128,632	11,004,468
Bank of New York Mellon	18,262	2,120,035
Citigroup	323,289	37,724,593
Evercore Class A	74,791	25,447,638
F&G Annuities & Life	12,229	377,265
Invesco	1,094,533	28,753,382
Janus Henderson Group	74,879	3,561,994
MetLife	37,667	2,973,433
Old Republic International	286,782	13,088,730
OneMain Holdings	279,143	18,856,110
PNC Financial Services Group	55,470	11,578,253
Popular	218,557	27,214,718
Synchrony Financial	53,427	4,457,415
Truist Financial	410,209	20,186,385
Wells Fargo & Co.	310,582	28,946,242
Western Union	1,046,850	9,746,173
		246,036,834
Healthcare — 17.59%
Bristol-Myers Squibb	570,727	30,785,014
CVS Health	397,404	31,537,982
Gilead Sciences	277,440	34,052,986
McKesson	37,714	30,936,417
Merck & Co.	237,351	24,983,566
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
Pfizer	280,864	$ 6,993,514
		159,289,479
Industrials — 7.84%
3M	75,534	12,092,993
Comfort Systems USA	10,796	10,075,799
Delta Air Lines	55,730	3,867,662
Lockheed Martin	32,222	15,584,815
Trane Technologies	15,724	6,119,781
United Airlines Holdings †	41,502	4,640,754
United Parcel Service Class B	188,164	18,663,987
		71,045,791
Information Technology — 12.78%
Accenture Class A	37,369	10,026,102
AppLovin Class A †	6,428	4,331,315
Cisco Systems	505,732	38,956,536
Lam Research	77,444	13,256,864
Micron Technology	153,224	43,731,662
Salesforce	20,557	5,445,755
		115,748,234
Materials — 2.49%
Newmont	225,759	22,542,036
		22,542,036
Total Common Stocks (cost $656,196,334)		901,755,720

Short-Term Investments — 0.37%
Money Market Mutual Funds — 0.37%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.65%)	829,363	829,363
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.67%)	829,363	829,363
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.68%)	829,363	829,363
    1

Schedule of investments
Delaware VIP® Trust  —  Nomura VIP Growth and Income Series
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.69%)	829,363	$ 829,363
Total Short-Term Investments (cost $3,317,452)		3,317,452

Total Value of Securities—99.93% (cost $659,513,786)		905,073,172
Receivables and Other Assets Net of Liabilities—0.07%		667,484
Net Assets Applicable to 23,707,528 Shares Outstanding—100.00%		$905,740,656
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
See accompanying notes, which are an integral part of the financial statements.
2

Statement of assets and liabilities
Delaware VIP® Trust — Nomura VIP Growth and Income Series
December 31, 2025
Assets:
Investments, at value*	$905,073,172
Cash	204,655
Dividends receivable	1,270,730
Prepaid expenses	15,385
Receivable for series shares sold	764
Other assets	4,340
Total Assets	906,569,046
Liabilities:
Investment management fees payable to affiliates	475,862
Payable for series shares redeemed	240,715
Accounting and administration expenses payable to non-affiliates	81,511
Other accrued expenses	19,922
Dividend disbursing and transfer agent fees and expenses payable to affiliates	5,481
Accounting and administration expenses payable to affiliates	3,663
Legal fees payable to affiliates	1,236
Total Liabilities	828,390
Total Net Assets	$905,740,656

Net Assets Consist of:
Paid-in capital	$580,384,326
Total distributable earnings (loss)	325,356,330
Total Net Assets	$905,740,656

Net Asset Value

Standard Class:
Net assets	$905,740,656
Shares of beneficial interest outstanding, unlimited authorization, no par	23,707,528
Net asset value per share	$38.20
*Investments, at cost	$659,513,786
See accompanying notes, which are an integral part of the financial statements.
    3

Statement of operations
Delaware VIP® Trust  —  Nomura VIP Growth and Income Series
Year ended December 31, 2025
Investment Income:
Dividends	$23,286,564
Foreign tax withheld	(47,152)
23,239,412

Expenses:
Management fees	5,146,448
Accounting and administration expenses	151,437
Legal fees	71,136
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	65,609
Trustees’ fees	40,971
Audit and tax fees	34,168
Reports and statements to shareholders expenses	13,607
Custodian fees	5,346
Other	25,677
5,554,399
Less expenses paid indirectly	(13)
Total operating expenses	5,554,386
Net Investment Income (Loss)	17,685,026

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	62,713,744
Net change in unrealized appreciation (depreciation) on investments	141,355,016
Net Realized and Unrealized Gain (Loss)	204,068,760
Net Increase (Decrease) in Net Assets Resulting from Operations	$221,753,786
See accompanying notes, which are an integral part of the financial statements.
    4

Statements of changes in net assets
Delaware VIP® Trust —  Nomura VIP Growth and Income Series
	Year ended
	12/31/25	12/31/24
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$17,685,026	$16,362,028
Net realized gain (loss)	62,713,744	82,913,062
Net change in unrealized appreciation (depreciation)	141,355,016	(8,017,112)
Net increase (decrease) in net assets resulting from operations	221,753,786	91,257,978

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(98,546,299)	(41,195,294)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	114,288,048	105,192,090

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	98,546,299	41,195,294
	212,834,347	146,387,384
Cost of shares redeemed:
Standard Class	(149,890,151)	(71,710,553)
Increase in net assets derived from capital share transactions	62,944,196	74,676,831
Net Increase in Net Assets	186,151,683	124,739,515

Net Assets:
Beginning of year	719,588,973	594,849,458
End of year	$905,740,656	$719,588,973
See accompanying notes, which are an integral part of the financial statements.
    5

Financial highlights
Nomura VIP Growth and Income Series Standard Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$34.61	$32.06	$30.89	$33.80	$28.17

Income (loss) from investment operations:
Net investment income[1]	0.74	0.84	0.80	0.79	0.70
Net realized and unrealized gain	7.77	4.01	2.61	0.30	5.49
Total from investment operations	8.51	4.85	3.41	1.09	6.19

Less dividends and distributions from:
Net investment income	(0.80)	(0.81)	(0.82)	(0.75)	(0.56)
Net realized gain	(4.12)	(1.49)	(1.42)	(3.25)	—
Total dividends and distributions	(4.92)	(2.30)	(2.24)	(4.00)	(0.56)

Net asset value, end of period	$38.20	$34.61	$32.06	$30.89	$33.80

Total return[2]	29.23%	15.71%	12.11%[3]	3.53%	22.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$905,741	$719,589	$594,849	$484,007	$516,250
Ratio of expenses to average net assets[4]	0.68%	0.68%	0.72%	0.71%	0.70%
Ratio of expenses to average net assets prior to fees waived[4]	0.68%	0.68%	0.75%	0.71%	0.70%
Ratio of net investment income to average net assets	2.17%	2.50%	2.71%	2.58%	2.22%
Ratio of net investment income to average net assets prior to fees waived	2.17%	2.50%	2.68%	2.58%	2.22%
Portfolio turnover	42%	45%	31%	22%	49%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    6

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth and Income Series
December 31, 2025
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Nomura VIP Growth and Income Series (formerly, Macquarie VIP Growth and Income Series through November 30, 2025) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as part of its duties as the Series' valuation designee (Valuation Designee) to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Series may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2025, and for all open tax years (years ended December 31, 2022–December 31, 2024), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2025, the Series did not incur any interest or tax penalties.
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
    7

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth and Income Series
1. Significant Accounting Policies (continued)
Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The "Statement of operations" includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for the reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Series’ Chief Executive Officer and Chief Financial Officer act as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $10 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2025, the Series earned $3 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
Effective May 1, 2025, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting
    8

shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.70% of the Series’ average daily net assets for the Standard Class through April 30, 2026. Prior to May 1, 2025, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 0.72% of the Series’ average daily net assets for the Standard Class. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
Prior to the Closing Date, DMC had entered into a sub-advisory agreement (Sub-Advisory Agreement) on behalf of the Series with Macquarie Investment Management Global Limited. As of the Closing Date, DMC entered into a new sub-advisory agreement (New Sub-Advisory Agreement) on behalf of the Series with Macquarie Investment Management Global Limited serving as an unaffiiated sub-advisor. Pursuant to the terms of each Sub-Advisory Agreement and the New Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to Macquarie Investment Management Global Limited based on the extent to which Macquarie Investment Management Global Limited provides services to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2025, the Series paid $41,114 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended December 31, 2025, the Series paid $61,206 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2025, the Series paid $14,866 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of the Series' investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on September 10, 2025, Series shareholders approved a new investment advisory agreement for the Series. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and the Series' name change to Nomura VIP Growth and Income Series went effective.
    9

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth and Income Series
3. Investments
For the year ended December 31, 2025, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$344,507,915
Sales	354,187,453
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2025, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$661,957,587
Aggregate unrealized appreciation of investments	$259,749,267
Aggregate unrealized depreciation of investments	(16,633,682)
Net unrealized appreciation of investments	$243,115,585
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
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The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2025:
Level 1
Securities
Assets:
Common Stocks	$901,755,720
Short-Term Investments	3,317,452
Total Value of Securities	$905,073,172
During the year ended December 31, 2025, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2025, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2025 and 2024 were as follows:
	Year ended
	12/31/25	12/31/24
Ordinary income	$26,343,426	$14,539,565
Long-term capital gains	72,202,873	26,655,729
Total	$98,546,299	$41,195,294
5. Components of Net Assets on a Tax Basis
As of December 31, 2025, the components of net assets on a tax basis were as follows:

Paid-in capital	$580,384,326
Undistributed ordinary income	23,301,114
Undistributed long-term capital gains	58,939,631
Unrealized appreciation (depreciation) of investments	243,115,585
Net assets	$905,740,656
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2025, the Series had no reclassifications.
    11

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth and Income Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/25	12/31/24
Shares sold:
Standard Class	3,840,461	3,071,342

Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,419,372	1,285,746
	7,259,833	4,357,088
Shares redeemed:
Standard Class	(4,344,812)	(2,116,415)
Net increase	2,915,021	2,240,673
7. Line of Credit
The Series, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
The Series had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
8. Securities Lending
The Series, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
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In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2025, the Series had no securities out on loan.
9. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.
The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2025. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Series may invest in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2025, there were no Rule 144A securities held by the Series.
10. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
The Series adopted FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of December 31, 2025. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific
    13

Notes to financial statements
Delaware VIP® Trust — Nomura VIP Growth and Income Series
11. Recent Accounting Pronouncements (continued)
categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction if material. Because the Series does not pay a material amount of income taxes, there was not a significant impact to the income tax disclosures.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2025, that would require recognition or disclosure in the Series’ financial statements.
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Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Nomura VIP Growth and Income Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nomura VIP Growth and Income Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the "Series") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth and Income Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2025, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	26.73%
(B) Long-Term Capital Gain Distributions (Tax Basis)	73.27%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	85.28%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on the Series' ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended December 31, 2025, certain distributions paid by the Series, determined to be Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2025, the Series reported maximum distributions of Qualified Short-Term Capital Gains of $10,313,319.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Proxy Results
At a special shareholder meeting held on September 10, 2025, Nomura VIP Growth and Income Series shareholders approved a new investment advisory agreement. The results of the voting at the meeting were as follows:
For	Against	Abstain
24,022,701	916,455	1,154,272
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
At a meeting held on August 12-14, 2025 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Nomura (formerly, Macquarie) VIP Small Cap Value Series, Nomura (formerly, Macquarie) VIP Emerging Markets Series, Nomura (formerly, Macquarie) VIP Opportunity Series, Nomura (formerly, Macquarie) VIP Total Return Series, Nomura (formerly,
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Macquarie) VIP Fund for Income Series, Nomura (formerly, Macquarie) Macquarie VIP Growth Equity Series, Nomura (formerly, Macquarie) VIP Growth and Income Series, Nomura (formerly, Macquarie) VIP Investment Grade Series and Nomura (formerly, Macquarie) VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2025, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.
The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and individuals, and enhancements to existing processes and testing as discussed further below). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. the parent company of DMC, regarding its U.S. mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex. Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus,
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
statement of additional information, shareholder reports, and other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the proposed acquisition by Nomura Holding America, Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management, including DMC (the “MAM Business”). The Board considered information from DMC and Nomura regarding the transaction, as well as the approvals made by the Board, at a special board meeting held on June 18, 2025 that, among other things, authorized management to seek shareholder approval of new advisory agreements for the Fund complex with DMC that if approved by shareholders, would become effective upon the closing of the transaction. The Board noted the anticipated benefits to shareholders of the change in ownership of the MAM Business, including the resources available to DMC when it becomes part of Nomura’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted the changes that would occur with respect to the Affiliated Sub-Advisers following the closing of the Transaction, including whether and how such sub-advisers would continue to provide investment services to the Funds. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
Based on this information, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided until the closing of the transaction) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting, and reports provided by JDL throughout the year. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2024.
Nomura VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe and for the 1- and 10-year periods was in the second and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median of its Performance Universe and for the 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 10-year periods and slightly underperformed its benchmark index for the 5-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
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Nomura VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe and for the 10-year period was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was below the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index (net of dividends) for the 1-, 3-, and 5-year periods, and outperformed its benchmark index (net of dividends) for the 10-year period. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period.
Nomura VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe and for the 3- and 10-year periods was in the first and third quartile of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth and third quartiles, respectively, of its Performance Universe and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third and first quartiles of its Performance Universe, respectively, and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median of its Performance Universe and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe and for the 10-year period was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods.
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
Nomura VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first and fourth quartiles of its Performance Universe, respectively, and for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods and underperformed its benchmark index for the 3- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Nomura VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartiles of its Performance Universe, respectively. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 5-year period, performed approximately equal to its benchmark index for the 3-year period, and underperformed its benchmark index for the 1- and 10-year periods. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Universe and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Universe were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Nomura VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
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Nomura VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Nomura VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Universe average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2025, Nomura VIP Growth and Income Series’ and Nomura VIP Emerging Markets Series’ net assets each exceeded their first breakpoint level, and Nomura VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and
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Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 12-14, 2025
(continued)
evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations. These potentially include procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex. The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the representations of DMC and Nomura, the Board did not find that any ancillary benefits received, or likely to be received in the near future, by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
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The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
•They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
•No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
•Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
•Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective
    23

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden” imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the
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comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
    25

Other Series information (Unaudited)
Delaware VIP® Trust — Nomura VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements (continued)
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    26

(5158257)
AR-VIPGI-0226

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included as part of materials filed under Item 7 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware VIP® Trust

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 6, 2026

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 6, 2026